-----------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12


                             AllianceBernstein Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

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

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management
                          THE ALLIANCEBERNSTEIN FUNDS
             1345 Avenue of the Americas, New York, New York 10105




                                                              September 6, 2005


Dear Stockholders:


   The Boards of Directors/Trustees (the "Directors") of the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders (each, a "Fund" and, collectively, the "Funds") are pleased to invite you to the Joint Annual Meeting of Stockholders (the "Meeting") to be held on November 15, 2005. The accompanying Notice of Joint Annual Meeting of Stockholders and Proxy Statement present several Proposals to be considered at the Meeting.



   At the Meeting, stockholders or shareholders (the "stockholders") of each Fund will be asked to elect Directors of that Fund. We are also asking that you approve Proposals, as explained in the attached Proxy Statement, that are intended to update and standardize the governing documents and fundamental investment policies of some or all of the Funds, as applicable. Generally, fundamental policies are policies that under federal law can only be changed by a stockholder vote.


   We believe that uniform Fund governing documents and fundamental policies will result in substantial benefits for each Fund and its stockholders. Many of the Funds were organized before the early 1990's. The governing documents and fundamental policies of many of these Funds impose restrictions that can be traced back to requirements that are no longer applicable. These restrictions can limit a Fund's flexibility to act efficiently.


   Although not required, many of the Funds have investment objectives that are fundamental. We are asking that you approve making these investment objectives "non-fundamental". For some of the Funds, we are also asking that you approve changes to a Fund's investment objective. As a non-fundamental policy, the Fund's investment objective can be changed with approval of the Board in the future without the need for the delay or expense of a stockholder vote.




   The Directors have concluded that the Proposals are in the best interests of each Fund and unanimously recommend that you vote "FOR" the Proposals that apply to the Fund or Funds in which you hold shares.


   We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote promptly by proxy. Computershare Fund Services, Inc. ("Computershare"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from Computershare reminding you to vote by proxy. No matter how many shares you own, your vote is important.


Sincerely,

Marc O. Mayer
President

                             QUESTIONS AND ANSWERS
                          THE ALLIANCEBERNSTEIN FUNDS

                                     PROXY

Q. WHY DID YOU SEND ME THIS BOOKLET?


A. This booklet contains the Notice of Joint Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the Proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the AllianceBernstein Funds listed in the accompanying Notice (each, a "Fund" and, collectively, the "Funds"). You are receiving these proxy materials because you either own shares of a Fund's stock or shares of beneficial interest in a Fund (we refer to both as "shares" and to the holders of shares as "stockholders"). As a stockholder, you have the right to vote for the election of Directors or Trustees of a Fund and on the various proposals concerning your investment in a Fund.


Q. WHO IS ASKING FOR MY VOTE?

A. The Board of Directors/Trustees of a Fund (each, a "Board" and, collectively, the "Boards") is asking you to vote at the Meeting. In this Proxy Statement, we will refer to both Directors and Trustees, individually, as a "Director" or, collectively, as the "Directors." Those Proposals are as follows:


   The first Proposal is to elect Directors for each Fund. The stockholders of each Fund will be asked to elect Directors of that Fund.


   We are also asking for your approval of several other Proposals. As more fully explained in the Proxy Statement, not all of these Proposals apply to each Fund. These Proposals include the approval of:

  . the amendment and restatement of the charter of each Fund that is a Maryland corporation;
  . amendment, elimination or reclassification of certain Funds' fundamental investment restrictions; and
  . reclassification of certain fundamental investment objectives as non-fundamental and, in some cases, a change in a Fund's investment objective.

Q. HOW DOES THE BOARD RECOMMEND I VOTE?

A. The Board recommends that you vote "FOR" all Proposals.

Q. WHO IS ELIGIBLE TO VOTE?


A. Stockholders of record at the close of business on August 24, 2005 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those proposals that apply to the Fund of which you were a stockholder on the Record Date. If you owned shares on the Record Date, you have the right to vote even if you later redeemed the shares.


Q. WHAT ROLE DOES A BOARD PLAY?


A. A Board oversees the management of a Fund. Each of the Directors has an obligation to act in what he or she believes to be the best interests of a Fund, including approving and recommending charter and policy changes such as those proposed in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.



Q. WHY ARE THE DIRECTORS PROPOSING THE AMENDMENT AND RESTATEMENT OF THE CHARTER OF EACH FUND THAT IS ORGANIZED AS A MARYLAND CORPORATION?


A. Most of the Funds are organized under Maryland law. We are proposing the amendment and restatement of the charter of each Fund that is a Maryland corporation for your approval in order to modernize and standardize these documents and to facilitate more efficient management of the Funds by giving them greater flexibility as permitted under Maryland law.


Q. WHY ARE THE DIRECTORS PROPOSING TO AMEND, ELIMINATE OR RECLASSIFY CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS?


A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without a stockholder vote. We are proposing to standardize these required fundamental policies so that the Funds will have uniform policies. Many of the Funds adopted other policies as fundamental when it was not necessary to do so. We are proposing to eliminate many of these policies because they are no longer required due to changes in applicable law and can now be eliminated. As explained in the Proxy Statement, certain of these fundamental policies will be reclassified and retained as non-fundamental policies, if stockholders approve making them non-fundamental.



   These Proposals would update the Funds' fundamental investment policies and standardize them across the Funds. The Funds would continue to be managed in accordance with the investment policies described in their prospectuses (as such prospectuses are updated from time to time). We do not expect that the revised policies would significantly change the way the Funds are managed.


Q. WHY ARE THE DIRECTORS PROPOSING THAT YOU APPROVE RECLASSIFYING THE FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES AND, IN SOME CASES, MODIFYING THEM?


A. A Fund's investment objective generally is not required to be fundamental. Consequently, a Fund is not usually required to have a stockholder vote to change its objective under applicable laws. We propose the reclassification of the Funds' fundamental investment objectives as non-fundamental to provide the Funds with the flexibility to respond to market changes without incurring the expense and delay of seeking a stockholder vote. The reclassification would permit a Fund to revise its investment objective in the event that the Board in consultation with the Funds' investment adviser, Alliance Capital Management L.P. ("Alliance") believes it is necessary or appropriate to emphasize different strategies or portfolio allocations in light of then prevailing market conditions or trends. The proposed changes to certain of the Funds' investment objectives are intended to simplify and clarify the Funds' investment objectives and to make them consistent among similar groups of Funds, such as the fixed-income AllianceBernstein Funds, or across all the Funds. In the case of Americas Government Income and Quality Bond, the proposed changes in investment objective would be accompanied by changes to the Fund's investment strategies as discussed in detail in the attached Proxy Statement. Any subsequent change in a Fund's investment objective would be subject to prior approval by the Board of that Fund. Stockholders will be given at least 60 days notice prior to the implementation of a change in an investment objective.


Q. WHY ARE THERE SO MANY PROPOSALS FOR MULTIPLE FUNDS IN ONE PROXY STATEMENT?


A. The Funds are intended to offer a broad range of investment opportunities to investors and the Funds have over 5 million stockholders. We have included all of our Proposals in one Proxy Statement to reduce costs. More tailored Proxy Statements would increase printing and mailing costs significantly. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible. One way to approach it is for you to identify your Fund below and only read the Proposals applicable to your Fund. Another way is for you to use the Proxy Card, which is included in the materials being sent to you, to identify the Proposals applicable to your Fund and only read those parts of the Proxy Statement.


Q. HOW CAN I VOTE MY SHARES?


A. Please follow the instructions included on the enclosed Proxy Card.

Q. WHAT IF I WANT TO REVOKE MY PROXY?


A. You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by signing and submitting another proxy of a later date, or (iii) by personally voting at the Meeting.



Q. WHAT NUMBER DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?



A. Please call (866) 360-2513 if you have questions.

[LOGO] ALLIANCEBERNSTEIN (R)
  Investment Research and Management

                          THE ALLIANCEBERNSTEIN FUNDS

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105



--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR NOVEMBER 15, 2005

To the Stockholders of the AllianceBernstein Funds:


   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds listed on the reverse side of this notice (each, a "Fund", and, collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005, at 3:00 p.m., Eastern Time, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement dated September 6, 2005:


    1. The election of Directors or Trustees (both referred to herein as "Directors") for a Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;


    2. The amendment and restatement of the charter of each Fund that is organized as a Maryland corporation, which will repeal in their entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy Statement as Appendix D;


    3. The amendment, elimination, or reclassification as non-fundamental of certain of the Funds' fundamental investment restrictions;

    4. The reclassification of certain of the Funds' fundamental investment objectives as non-fundamental and, for certain of the Funds, a change in the investment objective; and


    5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.



   Any stockholder of record of a Fund at the close of business on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of each Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone at (866) 360-2513 or via the Internet as described on the enclosed Proxy Card.


   The Board of Directors of each Fund recommends a vote "FOR" each Proposal.

                                          By Order of the Boards of Directors,

                                          Mark R. Manley
                                          Secretary

New York, New York

September 6, 2005


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT


   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also by telephone or through the Internet authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.


--------------------------------------------------------------------------------


(R)This is a mark used under license from the owner Alliance Capital Management L.P.

    AllianceBernstein Americas          AllianceBernstein Large Cap Growth
    Government Income Trust, Inc.       Fund, Inc. ("Large Cap Growth")
    ("Americas Government Income")
                                        AllianceBernstein Mid-Cap Growth
    AllianceBernstein Balanced Shares,  Fund, Inc. ("Mid-Cap Growth")
    Inc. ("Balanced Shares")
                                        AllianceBernstein Multi-Market
    AllianceBernstein Blended Style     Strategy Trust, Inc.
    Series, Inc. ("ABSS")               ("Multi-Market Strategy")
    -  U.S. Large Cap Portfolio ("U.S.
       Large Cap")                      AllianceBernstein Municipal Income
                                        Fund, Inc. ("AMIF")
    AllianceBernstein Bond Fund, Inc.   -  California Portfolio
    ("ABF")                             -  Insured California Portfolio
    -  AllianceBernstein Corporate      -  Insured National Portfolio
       Bond Portfolio ("Corporate       -  National Portfolio
       Bond")                           -  New York Portfolio
    -  AllianceBernstein Quality Bond
       Portfolio ("Quality Bond")       AllianceBernstein Municipal Income
    -  AllianceBernstein U.S.           Fund II ("AMIF II")
       Government Portfolio ("U.S.      -  Arizona Portfolio
       Government")                     -  Florida Portfolio
                                        -  Massachusetts Portfolio
    AllianceBernstein Cap Fund, Inc.    -  Michigan Portfolio
    ("ACF")                             -  Minnesota Portfolio
    -  AllianceBernstein Small Cap      -  New Jersey Portfolio
       Growth Portfolio ("Small Cap     -  Ohio Portfolio
       Growth")                         -  Pennsylvania Portfolio
                                        -  Virginia Portfolio
    AllianceBernstein Emerging Market
    Debt Fund, Inc. ("Emerging Market") The AllianceBernstein Portfolios
                                        ("TAP")
    AllianceBernstein Exchange          -  AllianceBernstein Growth Fund
    Reserves ("Exchange Reserves")         ("Growth")
                                        -  AllianceBernstein Wealth
    AllianceBernstein Focused Growth &     Preservation Strategy ("Wealth
    Income Fund, Inc. ("Focused Growth     Preservation")
    & Income")                          -  AllianceBernstein Tax-Managed
                                           Wealth Preser- vation Strategy
    AllianceBernstein Global Health        ("Tax-Managed Wealth
    Care Fund, Inc. ("Global Health        Preservation")
    Care")                              -  AllianceBernstein Balanced
                                           Wealth Strategy ("Balanced
    AllianceBernstein Global Research      Wealth")
    Growth Fund, Inc. ("Global          -  AllianceBernstein Tax-Managed
    Research Growth")                      Balanced Wealth Strategy
                                           ("Tax-Managed Balanced Wealth")
    AllianceBernstein Global Strategic  -  AllianceBernstein Wealth
    Income Trust, Inc. ("Global            Appreciation Strategy ("Wealth
    Strategic Income")                     Appreciation")
                                        -  AllianceBernstein Tax-Managed
    AllianceBernstein Global               Wealth Apprecia- tion Strategy
    Technology Fund, Inc. ("Global         ("Tax-Managed Wealth
    Technology")                           Appreciation")

    AllianceBernstein Greater China     AllianceBernstein Real Estate
    '97 Fund, Inc. ("Greater China")    Investment Fund, Inc. ("Real
                                        Estate")
    AllianceBernstein Growth and
    Income Fund, Inc. ("Growth &        AllianceBernstein Trust ("ABT")
    Income")                            -  AllianceBernstein Value Fund
                                           ("Value")
    AllianceBernstein High Yield Fund,  -  AllianceBernstein Small/Mid Cap
    Inc. ("High Yield")                    Value Fund ("Small/Mid Cap
                                           Value")
    AllianceBernstein Institutional     -  AllianceBernstein International
    Funds, Inc. ("AIF")                    Value Fund ("International
    -  AllianceBernstein Premier           Value")
       Growth Institutional Fund        -  AllianceBernstein Global Value
       ("Premier Growth")                  Fund ("Global Value")
    -  AllianceBernstein Real Estate
       Investment Institu- tional Fund  AllianceBernstein Utility Income
       ("Real Estate Institutional")    Fund, Inc. ("Utility Income")

    AllianceBernstein International
    Growth Fund, Inc. ("International
    Growth")

    AllianceBernstein International
    Research Growth Fund, Inc.
    ("International Research Growth")



                        (the "AllianceBernstein Funds")

                               TABLE OF CONTENTS


                                                                                                     Page
                                                                                                     ----
Introduction                                                                                           1
Proposal One    --  Election of Directors                                                              6
Proposal Two    --  Amendment and Restatement of the Charter of Each Fund Organized as a
                    Maryland Corporation                                                              16
Proposal Three  --  Amendment, Elimination or Reclassification as Non-fundamental of Certain of
                    the Funds' Fundamental Investment Restrictions                                    25
Proposal Four   --  Reclassification of Certain of the Funds' Fundamental Investment Objectives, and
                    for Certain Funds a Change in Investment Objective                                42
Independent Registered Public Accounting Firms                                                        49
Proxy Voting and Stockholder Meetings                                                                 58
Officers of the Funds                                                                                 59
Stock Ownership                                                                                       60
Information as to the Investment Adviser and Distributor of the Funds                                 60
Submission of Proposals for Next Meeting of Stockholders                                              60
Other Matters                                                                                         60
Reports to Stockholders                                                                               61
Appendix A      --  Outstanding Voting Shares                                                        A-1
Appendix B      --  Additional Information Regarding Directors                                       B-1
Appendix C      --  Governance and Nominating Committee Charter                                      C-1
Appendix D      --  Form of Articles of Amendment and Restatement                                    D-1
Appendix E      --  Stock Ownership                                                                  E-1

                                PROXY STATEMENT
                          THE ALLIANCEBERNSTEIN FUNDS

             1345 Avenue of the Americas New York, New York 10105

                               -----------------


            JOINT ANNUAL MEETING OF STOCKHOLDERS November 15, 2005


                               -----------------

                                 INTRODUCTION


   This is a combined Proxy Statement for the AllianceBernstein Funds listed in the accompanying Notice of Joint Annual Meeting of Stockholders (each a "Fund" and collectively, the "Funds"). The Boards of Directors/Trustees of the Funds (each a "Board" and collectively, the "Boards") are soliciting proxies for a Joint Annual Meeting of Stockholders of each Fund (the "Meeting") to consider and vote on Proposals that are being recommended by the Boards of their Funds. We refer to Directors or Trustees as, individually, a "Director" and collectively, the "Directors" for the purposes of this Proxy Statement.



   The Boards are sending you this Proxy Statement to ask for your vote on several Proposals affecting your Fund. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Funds. Alliance Capital Management L.P. is the investment adviser to the Funds ("Alliance"). The Notice of Joint Annual Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about September 6, 2005.


   Any stockholder who owned shares of a Fund on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   We have divided the Proxy Statement into five main parts:

Part I   -   Overview of the Boards' Proposals.
Part II  -   Discussion of each Proposal and an explanation of why we are requesting that you approve each
             Proposal.
Part III -   Information about the Funds' independent registered public accounting firms.
Part IV  -   Additional information on proxy voting and stockholder meetings.
Part V   -   Other information about the Funds.

Part I - Overview of Proposals


   As a stockholder of one or more of the Funds, you are being asked to consider and vote on a number of Proposals. While the following list is long, not all of the Proposals apply to each Fund. Many of the Proposals relate to conforming changes that will result in standardized policies across the Funds. Please note that the stockholders of Premier Growth are being asked to vote only on the election of Directors and the proposed amendment and restatement of that Fund's charter. So Proposal 3 and Proposal 4 do not apply to that Fund. In addition, only the Funds that are organized as Maryland corporations are being asked to vote on the amendment and restatement of their charters.



                              Proposal                                            Fund(s) Affected

1.The election of the Directors, each such Director to serve a                       All Funds
  term of an indefinite duration and until his or her successor is duly elected and qualifies.

2.The amendment and restatement of the charter of each Fund                      All Funds Except:
  that is organized as a Maryland corporation, which will repeal        ABT - All Funds, Exchange Reserves,
  in their entirety all currently existing charter provisions and            AMIF II - All Portfolios,
  substitute in lieu thereof new provisions set forth in the Form               and TAP - All Funds
  of Articles of Amendment and Restatement attached to this
  Proxy Statement as Appendix D.

3.The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

   3.A.  Diversification                                                         All Funds Except:
                                                                        Americas Government Income, Emerging
                                                                               Market, Greater China,
                                                                              Global Strategic Income,
                                                                            AMIF - California Portfolio,
                                                                        AMIF - Insured California Portfolio,
                                                                      AMIF - New York Portfolio, AMIF II - All
                                                                       Portfolios, and Multi-Market Strategy

   3.B.  Issuing Senior Securities and Borrowing Money                           All Funds Except:
                                                                              International Growth and
                                                                           International Research Growth

   3.C.  Underwriting Securities                                                 All Funds Except:
                                                                        Americas Government Income, Emerging
                                                                     Market, Greater China, Global Health Care,
                                                                       Global Strategic Income, International
                                                                           Growth, Multi-Market Strategy,
                                                                       Balanced Wealth, Wealth Appreciation,
                                                                        Wealth Preservation, and Tax-Managed
                                                                                Wealth Appreciation

   3.D.  Concentration of Investments                                            All Funds Except:
                                                                       International Growth and International
                                                                                  Research Growth

   3.E.  Real Estate and Companies that Deal in Real Estate                      All Funds Except:
                                                                              International Growth and
                                                                           International Research Growth

                      Proposal                                      Fund(s) Affected

   3.F.  Commodity Contracts and Futures Contracts                  All Funds Except:
                                                                International Growth and
                                                              International Research Growth

   3.G.  Loans                                                          All Funds

   3.H.  Joint Securities Trading Accounts                Americas Government Income, Corporate
                                                        Bond, U.S. Government, Small Cap Growth,
                                                         Emerging Market, Greater China, Global
                                                      Strategic Income, Real Estate Institutional,
                                                           Large Cap Growth, AMIF - California
                                                      Portfolio, AMIF - Insured National Portfolio,
                                                       AMIF - New York Portfolio, AMIF - National
                                                          Portfolio, AMIF II - All Portfolios,
                                                           Multi-Market Strategy, Real Estate,
                                                               Utility Income, and Growth

   3.I.   Exercising Control                                        All Funds Except:
                                                          U.S. Large Cap, Quality Bond, Global
                                                       Research Growth, High Yield, International
                                                         Growth, International Research Growth,
                                                         Mid-Cap Growth, AMIF - All Portfolios,
                                                                AMIF II - All Portfolios,
                                                          Growth, Tax-Managed Balanced Wealth,
                                                           and Tax-Managed Wealth Preservation

   3.J.  Other Investment Companies                       Americas Government Income, Corporate
                                                         Bond, U.S. Government, Balanced Shares,
                                                           Emerging Market, Exchange Reserves,
                                                            Growth & Income, Global Research
                                                         Growth, Large Cap Growth, Multi-Market
                                                              Strategy, and Utility Income

   3.K.  Oil, Gas, and Other Types of Mineral Leases      Americas Government Income, Corporate
                                                         Bond, U.S. Government, Balanced Shares,
                                                           Small Cap Growth, Emerging Market,
                                                        Growth & Income, Global Strategic Income,
                                                             Global Technology, Real Estate
                                                        Institutional, Large Cap Growth, Mid-Cap
                                                       Growth, Multi-Market Strategy, Real Estate,
                                                                   and Utility Income

   3.L.  Purchases of Securities on Margin                          All Funds Except:
                                                            ABT - All Funds, Focused Growth &
                                                        Income, Global Health Care, International
                                                       Growth, International Research Growth, and
                                                                     TAP - All Funds

                           Proposal                                          Fund(s) Affected

   3.M. Short Sales                                                         All Funds Except:
                                                                 U.S. Large Cap, Focused Growth & Income,
                                                                   Global Health Care, Global Research
                                                                 Growth, Global Technology, International
                                                                Growth, International Research Growth, and
                                                                             TAP - All Funds

    3.N.  Pledging, Hypothecating, Mortgaging, or Otherwise                 All Funds Except:
        Encumbering Assets                                         Quality Bond, U.S. Government, High
                                                                Yield, International Growth, International
                                                                     Research Growth, Utility Income,
                                                                       Tax-Managed Balanced Wealth,
                                                                     Tax-Managed Wealth Preservation,
                                                                                and Growth

   3.O.  Illiquid and Restricted Securities                                Corporate Bond, and
                                                                             Growth & Income

   3.P.  Warrants                                                      Americas Government Income,
                                                                     U.S. Government, Corporate Bond,
                                                                    Balance Shares, Small Cap Growth,
                                                                    Growth & Income, Large Cap Growth,
                                                                     Mid-Cap Growth, and Multi-Market
                                                                                 Strategy

   3.Q.  Unseasoned Companies                                        Corporate Bond, Balanced Shares,
                                                                   Exchange Reserves, Growth & Income,
                                                                   Large Cap Growth, and Mid-Cap Growth

   3.R.  Requirement to Invest in Specific Investments             Americas Government Income, Balanced
                                                                 Shares, Global Technology, and Large Cap
                                                                                  Growth

   3.S.  65% Investment Limitation                                   Corporate Bond, U.S. Government,
                                                                   AMIF - Insured California Portfolio,
                                                                  AMIF - Insured National Portfolio, and
                                                                              Utility Income

    3.T.  Securities of Issuers in which Officers or Directors/      Corporate Bond, Balanced Shares,
        Partners Have an Interest                                  Small Cap Growth, Exchange Reserves,
                                                                  Growth & Income, Large Cap Growth, and
                                                                              Mid-Cap Growth

    3.U.  Purchasing or Selling Securities Through Interested                 Mid-Cap Growth
        Parties

   3.V.  Option Transactions                                      Americas Government Income, Small Cap
                                                                   Growth, Exchange Reserves, Large Cap
                                                                   Growth, and AMIF II - All Portfolios

   3.W. Purchasing Voting or Other Securities                      Emerging Market, Exchange Reserves,
                                                                    Mid-Cap Growth, and Utility Income

   3.X.  Repurchase Agreements                                     AMIF - Insured California Portfolio

                          Proposal                                           Fund(s) Affected

    3.Y.  Transactions Effected Through Affiliated Broker-                   Large Cap Growth
        Dealer

   3.Z.  Special Meetings Called by Stockholders                             Large Cap Growth

   3.Z.1 Investment Grade Securities                               Balanced Shares, and Growth & Income

4.
   A. The reclassification of a Fund's fundamental investment    ABT - All Funds, Global Research Growth,
   objective as non-fundamental with no change to investment     Global Strategic Income, and Multi-Market
   objective; and                                                                Strategy

   B. The reclassification as non-fundamental with changes to    1. Americas Government Income
   specific Funds' investment objectives.                        2. Corporate Bond
                                                                 3. Quality Bond
                                                                 4. U.S. Government
                                                                 5. Emerging Market
                                                                 6. High Yield
                                                                 7. AMIF - All Portfolios (except
                                                                   AMIF- Insured California
                                                                   Portfolio);and
                                                                   AMIFII - All Portfolios
                                                                 8. AMIF - Insured California Portfolio
                                                                 9. Balanced Shares
                                                                 10.Small Cap Growth
                                                                 11.Focused Growth & Income
                                                                 12.Global Health Care
                                                                 13.Growth & Income
                                                                 14.Global Technology
                                                                 15.Real Estate Institutional
                                                                   RealEstate
                                                                 16.Large Cap Growth
                                                                 17.Mid-Cap Growth
                                                                 18.Utility Income
                                                                 19.Growth

Part II - Discussion of Each Proposal

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS


   At the Meeting, stockholders will vote on the election of Directors of their Funds. Each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director of all of the Funds except Greater China. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of the nominees named below for election as a Director of all of the Funds except Greater China.


                                  Ruth Block
                               David H. Dievler
                                John H. Dobkin
                               Michael J. Downey
                             William H. Foulk, Jr.
                                 D. James Guzy
                                 Marc O. Mayer
                            Marshall C. Turner, Jr


   The following individuals named below are nominees for election as a Director of Greater China and it is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the nominees named below for election as a Director of Greater China:


                               David H. Dievler
                             William H. Foulk, Jr.


   Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may recommend. Each of the Funds has a policy generally requiring that Directors retire at the end of the calendar year in which they reach the age of 76. The Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy as to Mr. Dievler through December 31, 2006.

   Certain information concerning the nominees is set forth below.


                                                                             Number of
                                                                           Portfolios in
                                                                         AllianceBernstein     Other
                                                                           Fund Complex    Directorships
 Name, Address and            Years of          Principal Occupation(s)     Overseen by       Held by
   Date of Birth              Service*            During Past 5 Years        Director        Director
 -----------------   -------------------------- -----------------------  ----------------- -------------
DISINTERESTED
DIRECTORS
Ruth Block,#,**      Americas Government        Formerly Executive              105            None
500 SE Mizner Blvd.  Income: since 1992         Vice President and
Boca Raton, FL 33432 ABF: since 1987            Chief Insurance Officer
11/7/30              Balanced Shares: since     of The Equitable Life
                     1986                       Assurance Society of
                     ABSS: since 2002           the United States;
                     ABT: since 2001            Chairman and Chief
                     ACF: since 1992            Executive Officer of
                     Emerging Market: since     Evlico (insurance);
                     1993                       former Governor at
                     Exchange Reserves: since   Large, National
                     1994                       Association of
                     Focused Growth &           Securities Dealers, Inc.
                     Income: since 1999
                     Global Health Care: since
                     1999
                     Growth & Income: since
                     1986
                     Global Research Growth:
                     since 2002
                     Global Strategic Income:
                     since 1995
                     High Yield: since 1997
                     International Growth:
                     since 1994
                     International Research
                     Growth: since 1998
                     AIF: since 1997
                     Large Cap Growth: since
                     1992
                     Mid-Cap Growth: since
                     1989
                     AMIF: since 1987
                     AMIF II: since 1993
                     Multi-Market Strategy:
                     since 1992
                     Real Estate: since 1996
                     Utility Income: since 1993
                     TAP: since 1993

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy through December 31, 2006.



** Ms. Block was an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of Alliance from July 1992. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States, in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of Alliance.





# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.

                                                                           Number of
                                                                         Portfolios in
                                                                       AllianceBernstein     Other
                                                                         Fund Complex    Directorships
Name, Address and           Years of          Principal Occupation(s)     Overseen by       Held by
  Date of Birth             Service*            During Past 5 Years        Director        Director
-----------------  -------------------------- -----------------------  ----------------- -------------

David H. Dievler,# Americas Government        Independent consultant.         107            None
P.O. Box 167       Income: since 1992         Until December 1994
Spring Lake,       ABF: since 1987            he was Senior Vice
NJ 07762           Balanced Shares: since     President of ACMC
10/23/29           1987                       ("Alliance Capital
                   ABSS: since 2002           Management
                   ABT: since 2001            Corporation", the
                   ACF: since 1987            general partner of
                   Emerging Market: since     Alliance) responsible
                   1993                       for mutual fund
                   Exchange Reserves: since   administration. Prior to
                   1994                       joining ACMC in 1984,
                   Focused Growth &           he was Chief Financial
                   Income: since 1999         Officer of Eberstadt
                   Greater China: since 1998  Asset Management
                   Global Health Care: since  since 1968. Prior to
                   1999                       that, he was Senior
                   Growth & Income: since     Manager at Price
                   1987                       Waterhouse & Co.
                   Global Research Growth:    Member of American
                   since 2002                 Institute of Certified
                   Global Strategic Income:   Public Accountants
                   since 1995                 since 1953.
                   Global Technology: since
                   1990
                   High Yield: since 1997
                   International Growth:
                   since 1994
                   International Research
                   Growth: since 1998
                   AIF: since 1997
                   Large Cap Growth: since
                   1992
                   Mid-Cap Growth: since
                   1981
                   AMIF: since 1987
                   AMIF II: since 1993
                   Multi-Market Strategy:
                   since 1991
                   Real Estate: since 1996
                   Utility Income: since 1993
                   TAP: since 1999

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy through December 31, 2006.





# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.

                                                                          Number of
                                                                        Portfolios in
                                                                      AllianceBernstein     Other
                                                                        Fund Complex    Directorships
Name, Address and          Years of          Principal Occupation(s)     Overseen by       Held by
  Date of Birth            Service*            During Past 5 Years        Director        Director
----------------- -------------------------- -----------------------  ----------------- -------------

John H. Dobkin,#  Americas Government        Consultant. Formerly            105         Municipal
P.O. Box 12       Income: since 1992         President of Save                           Art Society
Annandale,        ABF: since 1998            Venice, Inc.                                (New York
NY 12504          Balanced Shares: since     (preservation                               City)
2/19/42           1992                       organization) from
                  ABSS: since 2002           2001-2002, Senior
                  ABT: since 2001            Adviser from June 1999
                  ACF: since 1994            - June 2000 and
                  Emerging Market: since     President of Historic
                  1993                       Hudson Valley (historic
                  Exchange Reserves: since   preservation) from
                  1994                       December 1989 - May
                  Focused Growth &           1999. Previously,
                  Income: since 1999         Director of the National
                  Global Health Care: since  Academy of Design and
                  1999                       during 1988-1992,
                  Growth & Income: since     Director and Chairman
                  1992                       of the Audit Committee
                  Global Research Growth:    of ACMC.
                  since 2002
                  Global Strategic Income:
                  since 1995
                  High Yield: since 1997
                  International Growth:
                  since 1994
                  International Research
                  Growth: since 1998
                  AIF: since 1997
                  Large Cap Growth: since
                  1992
                  Mid-Cap Growth: since
                  1992
                  AMIF: since 1998
                  AMIF II: since 1998
                  Multi-Market Strategy:
                  since 1992
                  Real Estate: since 1996
                  Utility Income: since 1993
                  TAP: since 1999

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy through December 31, 2006.





# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.

                                                                            Number of
                                                                          Portfolios in
                                                                        AllianceBernstein     Other
                                                                          Fund Complex    Directorships
 Name, Address and            Years of          Principal Occupation(s)    Overseen by       Held by
   Date of Birth              Service*            During Past 5 Years       Director        Director
 -----------------   -------------------------- ----------------------- ----------------- -------------

Michael J. Downey,#  Americas Government        Consultant since 2004.         80          Asia
c/o Alliance Capital Income: since 2005         Formerly managing                          Pacific
Management L.P.      ABF: since 2005            partner of Lexington                       Fund, Inc.;
1345 Avenue of the   Balanced Shares: since     Capital, LLC                               and the
Americas             2005                       (investment advisory                       Merger
New York, NY 10105   ABSS: since 2005           firm) from 1997 until                      Fund
1/26/44              ABT: since 2005            December 2003. Prior
                     ACF: since 2005            thereto, Chairman and
                     Emerging Market: since     CEO of Prudential
                     2005                       Mutual Fund
                     Exchange Reserves: since   Management
                     2005                       (1987-1993).
                     Focused Growth &
                     Income: since 2005
                     Global Health Care: since
                     2005
                     Growth & Income: since
                     2005
                     Global Research Growth:
                     since 2005
                     Global Strategic Income:
                     since 2005
                     High Yield: since 2005
                     International Growth:
                     since 2005
                     International Research
                     Growth: since 2005
                     AIF: since 2005
                     Large Cap Growth: since
                     2005
                     AMIF: since 2005
                     AMIF II: since 2005
                     Real Estate: since 2005
                     Utility Income: since 2005
                     TAP: since 2005

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy through December 31, 2006.





# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.

                                                                                    Number of
                                                                                  Portfolios in
                                                                                AllianceBernstein     Other
                                                                                  Fund Complex    Directorships
    Name, Address and              Years of            Principal Occupation(s)     Overseen by       Held by
      Date of Birth                Service*              During Past 5 Years        Director        Director
    -----------------     ---------------------------  -----------------------  ----------------- -------------

Chairman of the Board     Americas Government         Investment adviser and           108            None
William H. Foulk, Jr.,#,+ Income: since 1992          independent consultant.
2 Sound View Drive        ABF: since 1998             He was formerly Senior
Suite 100                 Balanced Shares: since 1992 Manager of Barrett
Greenwich, CT 06830       ABSS: since 2002            Associates, Inc., a
9/7/32                    ABT: since 2001             registered investment
                          ACF: since 1992             adviser, with which he
                          Emerging Market:            had been associated
                          since 1993                  since prior to 2000. He
                          Exchange Reserves:          was formerly Deputy
                          since 1994                  Comptroller and Chief
                          Focused Growth & Income:    Investment Officer of
                          since 1999                  the State of New York
                          Greater China: since 1998   and, prior thereto, Chief
                          Global Health Care:         Investment Officer of
                          since 1999                  the New York Bank for
                          Growth & Income:            Savings.
                          since 1992
                          Global Research Growth:
                          since 2002
                          Global Strategic Income:
                          since 1995
                          Global Technology:
                          since 1992
                          High Yield: since 1997
                          International Growth:
                          since 1994
                          International Research
                          Growth: since 1998
                          AIF: since 1997
                          Large Cap Growth:
                          since 1992
                          Mid-Cap Growth:
                          since 1992
                          AMIF: since 1998
                          AMIF II: since 1998
                          Multi-Market
                          Strategy: since 1991
                          Real Estate: since 1996
                          Utility Income: since 1993
                          TAP: since 1998

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy through December 31, 2006.





# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.



+  Member of the Fair Value Pricing Committee.

                                                                           Number of
                                                                         Portfolios in
                                                                       AllianceBernstein     Other
                                                                         Fund Complex    Directorships
    Name, Address and          Years of       Principal Occupation(s)     Overseen by       Held by
      Date of Birth            Service*         During Past 5 Years        Director        Director
    -----------------     ------------------  -----------------------  ----------------- -------------
D. James Guzy,#           Global Technology: Chairman of the Board             1         Intel
P.O. Box 128              since 1982         of PLX Technology                           Corporation;
Glenbrook,                                   (semi-conductors) and                       Cirrus Logic
NV 89413                                     of SRC Computers Inc.,                      Corporation;
3/7/36                                       with which he has been                      Novellus
                                             associated since prior to                   Corporation;
                                             2000. He is also                            Micro
                                             President of the Arbor                      Component
                                             Company (private                            Technology;
                                             family investments).                        the Davis
                                                                                         Selected
                                                                                         Advisers
                                                                                         Group of
                                                                                         Mutual
                                                                                         Funds; and
                                                                                         LogicVision

Marshall C. Turner, Jr.,# Global Technology: Principal of Turner               1         Toppan
220 Montgomery St.        since 1992         Venture Associates                          Photomasks,
Penthouse 10                                 (venture capital and                        Inc.; the
San Francisco,                               consulting) since prior                     George Lucas
CA 94104-3402                                to 2000. Chairman and                       Educational
10/10/41                                     CEO, DuPont                                 Foundation;
                                             Photomasks, Inc.,                           Chairman of
                                             Austin, Texas, 2003-                        the Board of
                                             2005, and President and                     the
                                             CEO since company                           Smithsonian's
                                             acquired, and name                          National
                                             changed to Toppan                           Museum of
                                             Photomasks, Inc. in                         Natural
                                             2005.                                       History

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy through December 31, 2006.





# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of Global Technology.

                                                                           Number of
                                                                         Portfolios in
                                                                       AllianceBernstein     Other
                                                                         Fund Complex    Directorships
Name, Address and           Years of          Principal Occupation(s)     Overseen by       Held by
  Date of Birth             Service*            During Past 5 Years        Director        Director
-----------------  -------------------------- -----------------------  ----------------- -------------
INTERESTED***
DIRECTOR
Marc O. Mayer      Americas Government        Executive Vice                  82           SCB
1345 Avenue of the Income: since 2003         President of ACMC,                           Partners,
Americas           ABF: since 2003            since 2001; prior                            Inc.; and
New York, NY 10105 Balanced Shares: since     thereto, Chief Executive                     SCB Inc.
10/2/57            2003                       Officer of Sanford C.
                   ABSS: since 2003           Bernstein & Co., LLC
                   ABT: since 2003            (institutional research
                   ACF: since 2003            and brokerage arm of
                   Emerging Market: since     Bernstein & Co., Inc.)
                   2003                       and its predecessor
                   Exchange Reserves: since   since prior to 2000.
                   2003
                   Focused Growth &
                   Income: since 2003
                   Global Health Care: since
                   2003
                   Growth & Income: since
                   2003
                   Global Research Growth:
                   since 2003
                   Global Strategic Income:
                   since 2003
                   Global Technology: since
                   2003
                   High Yield: since 2003
                   International Growth:
                   since 2003
                   International Research
                   Growth: since 2003
                   AIF: since 2003
                   Large Cap Growth: since
                   2003
                   AMIF: since 2003
                   AMIF II: since 2003
                   Real Estate: since 2003
                   Utility Income: since 2003
                   TAP: since 2003

--------

* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Funds' Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committees and the Boards of the Funds have waived the application of this retirement policy through December 31, 2006.




***Mr. Mayer is an "interested person", as defined in the 1940 Act, of each Fund due to his position as Executive Vice President of ACMC.

   As of August 4, 2005, to the knowledge of management, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. Additional information related to the equity ownership of the Directors in each of the Funds and the compensation they received from the Funds is presented in Appendix B. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of Alliance or of any of its parents or subsidiaries.


   During the Fund's fiscal year ended in 2004 or 2005, the Board of Americas Government Income met 12 times; of ABS met 10 times; of ABSS met 11 times; of ABF met 12 times; of ABT met 10 times; of ACF met 11 times; of Emerging Market met 13 times; of Focused Growth & Income met 10 times; of Global Health Care met 11 times; of Global Research Growth met 11 times; of Global Strategic Income met 13 times; of Global Technology met 5 times; of Greater China met 9 times; of Growth & Income met 12 times; of High Yield met 13 times; of AIF met 13 times; of International Growth met 11 times; of International Research Growth met 11 times; of Large Cap Growth met 11 times; of Mid-Cap Growth met 11 times; of Multi-Market Strategy met 12 times; of AMIF met 12 times; of Real Estate met 10 times; of Utility Income met 10 times; of Exchange Reserves met 12 times; of AMIF II met 12 times; and of TAP met 11 times. Each Director attended at least 75% of the total number of meetings of the Boards held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders but the Funds encourage such attendance.



   Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. During the Fund's fiscal year ended in 2004 or 2005, the Audit Committee of Americas Government Income met 3 times; of Balanced Shares met 2 times; of ABSS met 2 times; of ABF met 4 times; of ABT met 4 times; of ACF met 1 time; of Emerging Market met 3 times; of Focused Growth & Income met 2 times; of Global Health Care met 3 times; of Global Research Growth met 2 times; of Global Strategic Income met 3 times; of Global Technology met 2 times; of Greater China met 2 times; of Growth & Income met 3 times; of High Yield met 3 times; of AIF met 3 times; of International Growth met 3 times; of International Research Growth met 3 times; of Large Cap Growth met 2 times; of Mid-Cap Growth met 2 times; of Multi-Market Strategy met 3 times; of AMIF met 2 times; of Real Estate met 2 times; of Utility Income met 2 times; of Exchange Reserves met 2 times; of AMIF II met 2 times; and of TAP met 1 time.



   During the Fund's fiscal year ended in 2004 or 2005, the Governance and Nominating Committee of Americas Government Income met 0 times; of Balanced Shares met 1 time; of ABSS met 6 time; of ABF met 0 times; of ABT met 1 time; of ACF met 6 times; of Emerging Market met 0 times; of Focused Growth & Income met 1 time; of Global Health Care met 5 times; of Global Research Growth met 5 times; of Global Strategic Income met 0 times; of Global Technology met 0 time; of Greater China met 3 times; of Growth & Income met 0 times; of High Yield met 0 times; of AIF met 0 times; of International Growth met 5 times; of International Research Growth met 6 times; of Large Cap Growth met 6 times; of Mid-Cap Growth met 6 times; of Multi-Market Strategy met 0 times; of AMIF met 0 times; of Real Estate met 1 time; of Utility Income met 1 time; of Exchange Reserves met 0 times; of AMIF II met 0 times; and of TAP met 6 times. Each Fund's Board has adopted a charter for its Governance and Nominating Committee, a copy of which is included as Appendix C. Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.


   The Governance and Nominating Committee of a Fund will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of a Fund's outstanding common stock or shares of benefi-cial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix C.


   The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during any Fund's most recently completed fiscal year.



   The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. During the Fund's fiscal year ended in 2004 or 2005, the Independent Directors Committee of Americas Government Income met 0 times; of ABS met 0 times; of ABSS met 3 times; of ABF met 0 times; of ABT met 0 times; of ACF met 3 times; of Emerging Market met 0 times; of Focused Growth & Income met 0 times; of Global Health Care met 2 times; of Global Research Growth met 2 times; of Global Strategic Income met 0 times; of Global Technology met 1 time; of Greater China met 3 times; of Growth & Income met 0 times; of High Yield met 0 times; of AIF met 0 times; of International Growth met 2 times; of International Research Growth met 3 times; of Large Cap Growth met 3 times; of Mid-Cap Growth met 3 times; of Multi-Market Strategy met 0 times; of AMIF met 0 times; of Real Estate met 0 times; of Utility Income met 0 times; of Exchange Reserves met 0 times; of AMIF II met 0 times; and of TAP met 3 times.


   Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.


   Each Board unanimously recommends that the stockholders vote "FOR" each of the nominees to serve as a Director of the applicable Fund. Approval of Proposal 1 with respect to each Fund requires the affirmative vote of a plurality of the votes cast.

                                 PROPOSAL TWO
                 THE AMENDMENT AND RESTATEMENT OF THE CHARTER
               OF EACH FUND ORGANIZED AS A MARYLAND CORPORATION
                               All Funds Except:

                    Exchange Reserves, ABT, AMIF II and TAP



   Each Fund subject to this Proposal is organized as a Maryland corporation and is subject to the Maryland General Corporation Law ("MGCL"). Under the MGCL, each Fund is formed pursuant to a charter (each a "Charter") that sets forth various provisions relating primarily to the governance of that Fund and powers of the Fund to conduct business. Each Fund's Board has declared advisable and recommends to the Fund's stockholders the amendment and restatement of the Charter for that Fund. Alliance, the investment adviser to the Funds, advised the Boards that the proposed amendments have two primary objectives. First, Alliance believes that it is important to update the Charters to take full advantage of the flexibility afforded by the provisions of the MGCL, as they currently exist or may be changed in the future. Second, Alliance believes that all of the Charters should be standardized so that there will be no differences among the Funds. In the past, the existence of different Charter provisions has imposed burdens in administering the Funds and, in some cases, limited a Board's or Fund's power to take actions that would benefit that Fund and its stockholders.



   Many of the amendments are technical amendments that are designed to allow a Fund's Board to take full advantage of the provisions of the MGCL. Some of the Funds are older Funds. In fact, three of the Funds predate the 1940 Act. Since their formation, law and industry practice have changed significantly, and the Charters for these Funds contain significant variations from the Charters of more recently organized Funds. Some provisions of these Charters are now obsolete because they are regulated by the 1940 Act or the MGCL and are no longer required in the Charters. Other provisions conflict with, or permit activities prohibited by, federal law or the MGCL. For these reasons, Alliance recommended to the Boards the amendment and restatement of the Charters as discussed below in order to modernize and standardize them, which will facilitate a Board's ability to direct the management of the business and affairs of a Fund as it deems advisable and in accordance with the Fund's best interests. Each Board recommends that stockholders approve the amendment and restatement of the Charter for their Fund./1/ The amendment and restatement of each Charter will be accomplished by repealing in their entirety all of the existing Charter provisions and substituting in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement (each a "New Charter" and, together, the "New Charters") attached as Appendix D. A detailed summary of the amendments is set forth below. If a stockholder of any Fund would like a copy of the current Charter for that Fund, please write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


   If approved, the New Charters will give a Board more flexibility and broader power to act than do the current Charters. This increased flexibility may allow a Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner.


   While each of the New Charters of the Funds are generally the same (except for variations with respect to authorization and classification of stock), as explained above, many of the Funds' existing Charters are significantly different. So, the actual provisions being repealed will vary from Fund to Fund. The proposed amendments to the Charters fall generally under four broad categories: (i) series and class structure and related provisions; (ii) stockholder voting provisions; (iii) mandatory and other redemption provisions; and (iv) liability exculpation and indemnification and expense advance provisions. Certain of the older Funds have additional categories. The following discusses the material changes for the Funds within these broad categories and the additional categories, discusses the Boards' recommendations as to each amendment, and identifies each Fund for which an amendment is applicable.



--------

1. Some Funds are organized as series funds and they may have separate portfolios that are regarded as separate investment companies under the 1940 Act. However, all portfolios of a Fund are governed by the same Charter. Therefore, if approved by the stockholders, a New Charter (defined below) will govern all of the portfolios operated by its Fund.

A. Series and Class Structure and Related Provisions


   Alliance recommended, and the Boards declared advisable, the proposed amendments concerning the establishment and administration of series and classes/2/ of the Funds' stock to update the Charters and to provide the Funds' Boards with the broadest flexibility to act with respect to series or classes of stock under the MGCL subject to the 1940 Act. The New Charter provisions would clarify the classification and designation of stock and the allocation of assets and expenses among series or classes of stock and a Board's powers with respect to these allocations. These changes are intended to improve administration of the Funds and would not affect the management of the Funds. The New Charters contain provisions that:



  . Provide for the automatic readjustment of the number of authorized shares of a class or series of a Fund that are classified or reclassified into shares of another series or class of the Fund. This change is administrative and provides for automatic readjustment in the number of shares where changes are made to one series or class. See New Charter, Article Fifth, Section 1.





  . Clarify that redeemed or otherwise acquired shares of stock of a series or class shall constitute authorized but unissued shares of stock of that series or class and, in connection with a liquidation or reorganization of a series or class of a Fund in which all outstanding shares of such class or series are redeemed by the Fund, that all authorized but unissued shares of such class or series shall automatically be returned to the status of authorized but unissued shares of common stock, without further designation as to class or series. This change is for administrative flexibility and avoids the necessity to authorize the issuance of additional shares when shares had been previously authorized by the Board. See New Charter, Article Fifth, Section 10(e).





  . Clarify that each Fund's Board has sole discretion to allocate the Fund's general assets and provide that any general assets allocated to a series or class will irrevocably belong to that series or class. This change makes the Board's discretion explicit in the New Charters and conforms provisions in the New Charter to the MGCL. See New Charter, Article Fifth, Sections 3 and 4.





  . Clarify that debts, liabilities, obligations, and expenses of a series or class shall be charged to the assets of the particular series or class and to provide that a Board's determination with respect to the allocation of all debts, liabilities, obligations and expenses will be conclusive. This change conforms provisions in the New Charter to the MGCL and makes the Board's powers to determine allocations of debts, liabilities, obligations and expenses explicit. See New Charter, Article Fifth, Section 5./3/





      All Funds Except: ABF, Balanced Shares, and Growth & Income



  . Provide that debts, liabilities, obligations and expenses of a series or class are enforceable only with respect to that series or class and not against the assets of a Fund generally. This change would clarify that the debts, liabilities, obligations and expenses of one series or class of a Fund are enforceable only with respect to that series or class, which is consistent with a provision of the MGCL that protects the stockholders of a Fund's other series or classes of stock. See New Charter, Article Fifth, Section 5.





  . Provide that a Fund's Board may establish a specified holding period prior to the record date for stockholders to be entitled to dividends (deleting for most Funds a requirement that such holding period may not exceed a maximum of 72 hours) and to provide that dividends or distributions may be paid in-kind.


      This change gives the Board the discretion to specify holding periods rather than specifying them in the Charter and provides the Board with flexibility in the payment of dividends, whether in cash or in-kind. See New Charter, Article Fifth, Section 7.




--------

2. If a Fund is a series fund, the stockholders of each portfolio own shares of a specific series of stock. Stock of a specific series (or portfolio) may be divided into more than one class of shares.


3. The amendments to the Charters for ACF and Global Technology include only the second provision regarding a Board's determination being conclusive.

  . Permit a Fund's Board discretion to provide for the automatic conversion of any share class into any other share class to the extent disclosed in the applicable registration statement and permitted by applicable laws and regulations. The change gives the Board broader flexibility to determine class conversions between classes. See New Charter, Article Fifth, Section 11.





      Americas Government Income, ABF, Balanced Shares, ACF, Emerging Market, Growth & Income, Global Technology, International Growth, Large Cap Growth, Mid-Cap Growth, AMIF, Multi-Market Strategy, and Utility Income



  . Add a provision, where necessary, that all persons who acquire stock or other securities of a Fund shall acquire the same subject to the Charter provisions and Bylaws. Consistent with Maryland Law, this change makes it explicit that a Fund's stockholders are subject to a Fund's Charter and Bylaws. See New Charter, Article Fifth, Section 15.





      All Funds Except: ABF, Balanced Shares, ACF, Growth & Income, Global Technology, and AMIF


   In addition to the New Charter provisions discussed above, Alliance recommended, and the Boards declared advisable, that the following provisions be deleted because they are codified under the 1940 Act and/or the MGCL and are not required to be included in the Charters. The New Charters:

  . Delete a provision granting a Board power to increase or decrease the number of shares in a class pursuant to classification or reclassification.


      ABF, Global Technology, and AMIF



  . Delete as obsolete a provision prohibiting a Board from reducing the number of shares of any class below the number of outstanding shares.


      ACF

  . Delete a provision permitting a Board to designate unissued stock as a class or series of preferred or special stock excluded from the definition of "senior security".

      ABF, ACF, and AMIF

B. Stockholder Voting Provisions


   Alliance recommended, and the Board declared advisable, proposed minor changes to each Fund's voting provisions. These changes are intended to give the Board more flexibility in setting voting requirements consistent with current MGCL provisions and the interests of stockholders. These changes also clarify quorum requirements at meetings for specific classes or series and for a Fund as a whole. These changes would not affect the management of a Fund. The New Charters contain provisions that:



  . Permit, as to any matter submitted to stockholders, a Fund to calculate the number of votes which a stockholder is entitled to cast on such matter based on the NAV of shares rather than on the basis of one vote for each share outstanding. Votes would be so calculated only if approved in advance by a Fund's Board, and only if the Fund first obtains an exemptive order from the Securities and Exchange Commission ("SEC") permitting the Fund to calculate votes in this manner. This change would permit a Board to address circumstances in which there are material disparities in NAV per share among the series of a Fund with a number of series resulting in inequitable voting rights among the stockholders of the various series in relation to the value of a stockholder's investment. See New Charter, Article Fifth, Section 8.





  . Permit a Fund's Board to determine certain matters that are subject to vote only by a specific class or series of a Fund, rather than by all stockholders of the Fund as a single class. The Board would have this discretion only for matters that are not otherwise prescribed under the 1940 Act or other applicable law. The existing Charters provide that stockholders of a specific class or series of stock will vote on issues pertaining only to that class or series of stock. The second change is intended to clarify that the Board may make the determination of whether an issue pertains only to a class or series where it is not otherwise specified by law. See New Charter, Article Fifth, Section 8.

  . Clarify that, where the Charter (in addition to applicable laws) mandates a separate vote by holders of one or more series or classes of a Fund's stock, a quorum will be determined by the number of shares the holders of which are present in person or by proxy at the meeting of stockholders of that specific class or series, rather than for the Fund as a whole. See New Charter, Article Seventh, Section 3.



      All Funds Except: Global Technology



  . Provide that, in order to hold a stockholder vote, holders of one-third (deleting a majority requirement) of a Fund's shares must be present in person or by proxy to constitute a quorum for the vote, except with respect to any matter which, under applicable statutes, regulatory requirements or the New Charter, requires approval by a separate vote of one or more series or classes of stock, in which case, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each series or class entitled to vote as a series or class on the matter will constitute a quorum. See New Charter, Article Seventh, Section 3.





      Balanced Shares, Growth & Income, Global Technology, and Mid-Cap Growth


C. Mandatory and Other Redemption Provisions


   Alliance recommended, and the Boards declared advisable, proposed changes to give the Boards more flexibility to redeem stockholder accounts that fall below a certain threshold. Alliance advised the Boards that small accounts are costly for a Fund to maintain, often at the expense of larger stockholders. Certain of the existing Charters provide that a Board may cause a Fund to redeem a stockholder's shares of the Fund if, after a redemption, in certain cases, or otherwise in other cases, the amount that the stockholder has invested in the Fund falls below a specified minimum dollar amount (usually $200) or such other amount that the Board may determine./4/ For most of the Funds, the Boards have approved a minimum dollar amount of $500. This provision also includes a cap on the dollar amount that a Board may set (typically, up to $5,000,000) and a stockholder notice requirement. The amendments recommended by Alliance, and declared advisable by the Boards, would give a Board greater administrative flexibility to determine when it is in the best interests of a Fund to redeem small accounts by giving the Board sole discretion to set the mandatory threshold for redemption. In addition, these amendments would delete the notice provision and permit a Board to cause a Fund to make mandatory redemptions for other purposes, such as reorganization of the Fund, as now permitted by relatively recent amendments to the MGCL. If these changes are adopted, upon approval by a Board, the typical Fund reorganization or liquidation will require only the stockholder approval required under the 1940 Act, if any. The New Charter provisions:



  . Clarify that a Fund may redeem shares at NAV where a stockholder fails to maintain a minimum amount determined by the Fund's Board, in its sole discretion. See New Charter, Article Fifth, Section 10(c).




  . Provide that a Fund's Board may cause a Fund to redeem shares for "any other purposes", subject to the 1940 Act, such as a reorganization of the Fund. See New Charter, Article Fifth, Section 10(c).




   Alliance recommended, and the Boards declared advisable, the proposed changes discussed below to clarify that a Board may impose certain fees upon redemption. The existing Charters for certain Funds provide that a Board may impose a redemption charge or deferred sales charge./5 /For these Funds, the changes would add a redemption fee or "other amount" (e.g., shareholder transaction fees) to the fees that a Board may impose. These changes would give a Board increased flexibility to impose fees upon redemption where they determine that to do so would be in the best interests of a Fund. For example, under the flexibility provided by this revision, a Board could determine to impose a redemption fee to discourage market timing in a Fund. This flexibility is consistent with the requirements of Rule 22c-2 under the 1940 Act, which requires a Fund's Board to determine whether it is necessary or appropriate to impose a redemption fee or whether a redemption fee is not necessary or


--------

4. All Funds Except: Balanced Shares, Growth & Income and Mid-Cap Growth.


5. Utility Income, International Growth, Emerging Market, Large Cap Growth, and Multi-Market Strategy.

not appropriate. In connection therewith, the Charters also would be changed to provide that redemption proceeds be reduced by any applicable redemption fee, "other amount", or contingent deferred sales charge. These provisions would be extended to all series and classes of stock of a Fund and would:


  . Clarify that a Board may impose a redemption charge, deferred sales charge, redemption fee or "other amount" upon redemption. See New Charter, Article Fifth, Section 10(a).




      Americas Government Income, ABF, Balanced Shares, ACF, Emerging Market, Growth & Income, Global Technology, International Growth, Large Cap Growth, Mid-Cap Growth, AMIF, Multi-Market Strategy, and Utility Income


  . Clarify that redemption proceeds be reduced by any applicable redemption fee, "other amount" or contingent deferred sales charge. See New Charter, Article Fifth, Section 10(b).




      Americas Government Income, ABF, Balanced Shares, ACF, Emerging Market, Growth & Income, Global Technology, International Growth, Large Cap Growth, Mid-Cap Growth, AMIF, Multi-Market Strategy, and Utility Income



   The following changes are intended to conform the redemption provisions to those permitted under the 1940 Act and the MGCL and to give a Fund's Board greater flexibility in overseeing the management of its Fund. These changes provide the Board with greater flexibility in the administration of a Fund and make the Board's role in setting redemption procedures explicit. The changes would not result in any modification to the redemption procedures disclosed in a Fund's prospectus. The New Charter provisions:


  . Allow a Board to establish procedures for the redemption of stock. See New Charter, Article Fifth, Section 10(a).


      ABF, Balanced Shares, ACF, Growth & Income, Global Technology, Mid-Cap Growth and AMIF


  . Delete a provision retiring shares that are redeemed or repurchased by a Fund without specification as to the purpose for the redemption/repurchase.


      Balanced Shares, ABF, Growth & Income, Global Technology, and AMIF


  . Delete a provision specifying circumstances when the Fund may suspend redemptions.


      Global Technology



  . Delete a provision authorizing a Fund, upon Board authorization, to buy back shares at a price not exceeding NAV by an agreement with stockholders.



      ABF, Balanced Shares, ACF, Growth & Income, Mid-Cap Growth, and AMIF




  . Delete a provision that all shares shall be "subject to redemption" and redeemable under MGCL.




      Balanced Shares and Growth & Income


  . Delete provisions that a stockholder's right of redemption may be subject to a Fund having surplus available for redemption purposes and that the Fund shall sell any securities it holds to provide cash for redemption.




      Balanced Shares and Growth & Income


D. Liability Exculpation and Indemnification and Expense Advance Provisions


   The existing Charter or Bylaws of each Fund generally provide that, to the maximum extent permitted by the MGCL and the 1940 Act, Directors and officers shall not be liable to a Fund or its stockholders for money damages and shall be indemnified by the Fund and have expenses advanced by the Fund. Alliance recommended to each Board, and each Board declared advisable, that each Fund's Charter be revised to clarify, or where necessary, to specify that a Fund has the power to indemnify and advance expenses to its Directors and officers to the maximum extent permitted by the 1940 Act and the MGCL. The 1940 Act and the MGCL provide extensive regulation of the indemnification that a Fund may provide to its Directors and officers. Alliance advised the Boards that the proposed changes to the existing Charters are intended only to make the indemnification provisions clearer and would not change a Fund's existing indemnification obligations to a Fund's Directors and officers. Each Fund's Board believes that it is important for a Fund to be able to limit the liability of its Directors and officers to the maximum extent permitted by law and indemnify and advance expenses to the maximum extent permitted by law in order to promote effective management and oversight of the Funds. More restrictive indemnification provisions may make it difficult to attract and retain qualified Directors and officers. These changes update each Fund's indemnification provisions consistent with the current industry standard as permitted under the 1940 Act and Maryland law./6/


   The indemnification provisions in the New Charters will:

  . Authorize a Fund to obligate itself to indemnify and advance expenses to the maximum extent permitted by the MGCL. See New Charter, Article Eighth, Section 2.



  . Extend a Fund's power to indemnify and advance expenses to Directors and officers who, while serving as such for the Fund, also serve at the Fund's request in a like position of another enterprise and are subject to liability by reason of their service in such capacity. See New Charter, Article Eighth, Section 2.




      All Funds Except: Global Technology


  . Allow a Fund to indemnify and advance expenses, subject to Board approval, to any person who served as a Director to a predecessor of the Fund in any capacity that may be indemnified under the Fund's Charter. See New Charter, Article Eighth, Section 2.




  . Replace the specific 1940 Act limitations on exculpation, indemnification and advance of expenses in cases of willful misfeasance, bad faith, negligence, or reckless disregard for duties with a general reference to limitations on exculpation, indemnification and advance of expenses imposed under the 1940 Act. See New Charter, Article Eighth, Section 3.





      All Funds Except: Balanced Shares, Growth & Income, Global Technology, and AMIF


  . Extend the non-applicability to a Director or officer of subsequent changes to the indemnification policies to subsequent changes made to indemnification provisions contained in a Fund's Charter or Bylaws. See New Charter, Article Eighth, Section 4.




  . Add a provision that Directors and officers are not liable to a Fund or its stockholders for money damages to the maximum extent provided by law. See New Charter, Article Eighth, Section 1.





      ABF, and Mid-Cap Growth


E. Other Revisions for Specific Funds

(i) Corporate Purpose

   The existing Charters of certain Funds enumerate specific powers of those Funds. The proposed changes would delete these provisions and provide instead that a Fund has all powers permitted by the MGCL. A Fund is not required to list specific powers in its Charter and the current specificity may limit a Fund's power and may restrict the Fund's power to undertake certain activities without incurring the cost and delay of a stockholder vote

--------

6. The proposed amendments would add the standardized indemnification provisions to the Charter for Mid-Cap Growth. Such provisions are now included in the Fund's Bylaws.

and to respond quickly to regulatory developments to the detriment of the Fund. Changing the existing Charters to give a Fund the powers permitted under the MGCL will give a Fund greater flexibility. The New Charters:

  . Delete specific powers of a Fund, and provide instead that a Fund shall have all powers conferred upon it or permitted by the MGCL.




      ABF, Balanced Shares, ACF, Growth & Income, Global Technology, Mid-Cap Growth, and AMIF


(ii)Board of Directors

   The New Charter would provide that the minimum number of Directors for a Fund shall be one and eliminate the maximum number of Directors provided in the existing Charters. The current Charters generally provide for a minimum of two or three and a maximum of twenty Directors. Alliance advised the Boards that this change would give the Boards flexibility to determine the number of Directors for a Fund based on the specific needs of that Fund. The changes would also revise the general powers of the Boards and explicitly permit the Boards to authorize the issuance of stock and other securities without stockholder approval. In several cases, changes would delete unnecessary provisions relating to the Boards. The proposed changes recommended by Alliance, and declared advisable by the Boards, would provide greater flexibility for a Board to oversee a Fund, especially the power to authorize the issuance of shares to the extent permitted by the MGCL. The New Charters:

  . Provide that the minimum number of Directors for a Fund shall be one. See New Charter, Article Sixth.




      ABF, Balanced Shares, ACF, Growth & Income, Global Technology, Mid-Cap Growth, and AMIF



  . Expand the general powers of a Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval. See New Charter, Article Seventh, Section 1(c).





      ABF, Balanced Shares/7/, ACF, Growth & Income/7/, Global Technology, Mid-Cap Growth, and AMIF


  . Delete an unnecessary provision permitting Directors to be compensated for their services.




      Mid-Cap Growth


  . Delete an unnecessary provision that Directors need not be Maryland residents or stockholders of the Fund.




      Mid-Cap Growth


  . Delete unnecessary provisions permitting election of Directors by other methods than by ballot unless the Fund's Bylaws provide otherwise.




      Mid-Cap Growth


(iii)Interested Persons Provisions

   The Charters for certain Funds currently permit contracts to provide services between the Fund and interested persons of the Fund, including Alliance. Presumably, these provisions were based on provisions in operating company charters that permit such arrangements. The 1940 Act, rather than the MGCL, determines and limits transactions between a Fund and its affiliates and sets forth specific procedures a Fund must follow. The provisions are not required in a Fund's Charter and may conflict with the provisions of the 1940 Act. The proposed changes will:

  . Delete a provision regarding the procedures that a Fund must follow to enter into a contract with an affiliate.




      ABF, ACF, Global Technology, and AMIF


  . Delete provisions permitting interested persons to contract to provide services for a Fund and providing indemnification with respect to those contracts.

--------
7. The amendment to the Charters for these Funds includes only the revision to the general powers of the Board.

      Growth & Income and Mid-Cap Growth


  . Delete provisions that state that contracts with interested persons will not be void if such interest is disclosed to a Board and that permit an interested person to be counted towards quorum for a vote to authorize the contract.




      Balanced Shares and Growth & Income


(iv)Dividends and Distributions

   The 1940 Act, the MGCL and federal tax laws regulate a Fund's method and manner of paying dividends and making distributions. Provisions relating to these matters are not necessary in a Fund's Charter and may conflict with 1940 Act and other requirements. For these reasons, Alliance recommended, and the Boards declared advisable, that certain provisions be eliminated. The proposed changes will:

  . Delete a provision requiring a Fund to distribute annually approximately the amount of net cash income received by the Fund during the fiscal year.




      Balanced Shares and Growth & Income


  . Delete a provision giving a Board discretion to distribute additional dividends from any assets of a Fund legally available for payment thereof.




      Balanced Shares and Growth & Income


  . Delete a provision that requires a Board to sell all dividends and distributions that are not cash dividends, such as shares of stock of a company, received by a Fund on its investments and to credit the net cash proceeds of such sale to cash income and distribute it to stockholders.




      Balanced Shares and Growth & Income


  . Delete a provision giving a Board conclusive determination over which receipts shall constitute income and which shall constitute principal and the allocation thereof.




      Balanced Shares and Growth & Income


  . Delete a provision specifying the sources from which dividends may be paid.




      Mid-Cap Growth


  . Delete a provision permitting distribution to vary between classes for the purpose of complying with regulatory or legislative requirements.




      ABF, ACF, Global Technology, and AMIF


  . Delete a provision permitting a Board to set apart assets for dividends for a reserve.




      ABF, ACF, Global Technology, and AMIF



(v) Specific Amendments for Mid-Cap Growth



   Alliance advised the Board that the existing Charter of Mid-Cap Growth includes provisions that are not required to be included in the Fund's Charter because these matters are regulated by the 1940 Act or the MGCL. In addition, some of the fundamental policies listed in Proposal 3 are also included in the Charter and would be deleted. The proposed changes to the existing Charter of Mid-Cap Growth would delete these provisions as well as others that are relevant to an operating company, not the Fund, or are otherwise superfluous. Alliance recommended, and the Board declared advisable, changes that will:


  . Delete a provision specifying that the private property of the stockholders is not subject to the payment of corporate debts.

  . Delete a provision permitting the Board (i) to fix and vary the amount to be reserved as working capital, to set apart out of any surplus of the Fund in such amounts and for such proper purposes as it shall determine, and to abolish any such reserves or any part thereof; and (ii) to determine any withdrawal charge to be imposed on the purchase of the Fund's shares so long as such withdrawal charge is not in excess of the estimated expense to the Fund in connection with such purchases and not in excess of 1% of the purchase price, apart from such charge.


  . Delete a provision permitting the Board to create committees (which is permitted in the Fund's Bylaws).

  . Delete a provision requiring that the Fund utilize a custodian and specifying the conditions under which the custodian will operate.

  . Delete a provision permitting the Board to determine the manner and allocation of brokerage commissions.

  . Delete a provision requiring notice that any amendments increasing or decreasing the total number of shares, which the Fund shall have authority to issue, shall not become effective unless notice of its adoption by the stockholders of the Fund shall have been mailed to each stockholder of the Fund who shall have been entitled to vote and who shall have failed to vote or shall have voted in the negative upon the question of its adoption, at his address as the same appears on the books of the Fund, and until at least ten days after such mailing.

  .   Delete a provision requiring an annual audit of the Fund.

  .   Delete a provision allowing the Fund to issue fractional shares.

   The Board unanimously recommends that the stockholders of each Fund vote "FOR" Proposal 2. Approval of Proposal 2 with respect to each Fund requires the affirmative vote of a majority of the votes entitled to be cast.

         PROPOSAL THREE AMENDMENT, ELIMINATION, OR RECLASSIFICATION OF
                      FUNDAMENTAL INVESTMENT RESTRICTIONS



   Under Section 8(b) of the 1940 Act, a Fund must disclose whether it has a policy regarding the following: (1) diversification, as defined in the 1940 Act; (2) borrowing money; (3) issuing senior securities; (4) underwriting securities issued by other persons; (5) purchasing or selling real estate; (6) purchasing or selling commodities; (7) making loans to other persons; and (8) concentrating investments in any particular industry or group of industries (the "Section 8(b) policies"). Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote.



   In addition to its Section 8(b) policies, under the 1940 Act a Fund may designate any other of its policies as fundamental policies (the "Other Fundamental Policies"). Many of the Funds' Other Fundamental Policies can be traced back to federal or state securities law requirements that were in effect when many of the Funds were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as "blue sky" laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to Alliance in managing a Fund's assets. In addition, the lack of uniform standards across the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.


   The Board of each Fund considered and approved Alliance's recommendation that the Fund's Section 8(b) policies be replaced with standardized fundamental policies. In some cases, one or more of these policies are non-fundamental and Alliance recommended and the Boards approved the addition of these policies as fundamental in the new standardized format. In other cases, Alliance recommended and the Boards approved less restrictive Section 8(b) policies. If the Proposals are approved with respect to a Fund, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., the Section 8(b) policies), as described in Proposals 3.A. - 3.G. will remain fundamental investment restrictions of the Funds. Alliance also recommended and the Boards approved the elimination of the Other Fundamental Policies as discussed below in Proposals 3.H. - 3.Z.1. None of the changes in the Section 8(b) policies or the Other Fundamental Policies is expected to have a significant effect on the management of the Funds.

                                 Proposal 3.A.

                   Amendment of Fundamental Policy Regarding

                                Diversification
                               Applicable Funds:
                               All Funds Except:

 Americas Government Income, Emerging Market, Greater China, Global Strategic Income, AMIF - California Portfolio, AMIF - Insured California Portfolio, AMIF
   - New York Portfolio, AMIF II - All Portfolios, and Multi-Market Strategy



   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy in effect would read:


      "The Fund is diversified as defined in the 1940 Act."

Discussion of Proposed Modification:

   Section 8(b) of the 1940 Act requires an investment company to state whether it is "diversified" as that term is defined in the 1940 Act. Consequently, the proposed modification is consistent with the 1940 Act, which only requires that a Fund state whether it is diversified. The 1940 Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

   In making its recommendation to the Boards, Alliance noted that no change is being proposed to a Fund's designation as diversified. Instead, the proposed change would modify a Fund's fundamental investment policies regarding its sub-classification under the 1940 Act to rely on the definitions of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. As a result, without a Fund's Board or stockholders taking further action, the modified investment policy would automatically apply the requirements of "diversification" under the 1940 Act to a Fund as those requirements may be amended from time to time.


   For those Funds that did not previously have a fundamental policy with respect to diversification, approval of this proposed modification would result in the adoption of this policy as a fundamental policy. To the extent that a Fund has a related policy or a substantively duplicative policy or policies with respect to diversification, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.B.

                       Amendment of Fundamental Policies

        Regarding the Issuance of Senior Securities and Borrowing Money
                               Applicable Funds:
                               All Funds Except:

            International Growth and International Research Growth



   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policies regarding borrowing and senior securities in effect would be combined to read:


   "The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

   "For the purposes of this restriction, margin collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security."

Discussion of Proposed Modification:

   In making its recommendation to the Boards, Alliance noted that under
Section 18(f)(1) of the 1940 Act, a Fund may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. Under the 1940 Act, certain types of transactions entered into by a Fund, including futures contracts, repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered to raise senior securities issues. Alliance noted that currently, under SEC interpretations, these activities are not deemed to be prohibited so long as certain collateral or coverage requirements designed to protect stockholders are met. The proposed modification makes it clear that collateral arrangements are not to be deemed to be the issuance of a senior security.

   Most of the Funds' current fundamental policies with respect to senior securities and borrowings are separate policies. The proposed modification combines the two policies and would automatically conform a Fund's policy more closely to the exact statutory and regulatory requirements regarding senior securities, as they may exist from time to time, without incurring the time and expense of obtaining stockholder approval to change the policy. For Funds that do not have a policy regarding investments in senior securities as a fundamental policy, the new policy would, upon stockholder approval, be added as a fundamental policy.

   Certain of the Funds' fundamental policies on borrowings prohibit borrowings or impose percentage limitations on borrowings. The proposed fundamental policy for borrowing would permit Funds to borrow up to the full extent permitted by the 1940 Act. The current policies for these Funds with restrictions on borrowings are listed below:


 Current Policy              Applicable to:
 --------------              --------------
 Prohibitions on borrowings. U.S. Government, Quality Bond, Global Technology,
                             High Yield, Real Estate Institutional, Large Cap
                             Growth, Mid-Cap Growth, and Real Estate


   The proposed fundamental policy for borrowing would permit Funds with policies imposing the following percentage limitations on borrowings to borrow up to the full extent permitted by the 1940 Act:


 .    Up to 20% of assets:     .    AMIF - All Portfolios and AMIF II - All
                                     Portfolios

 .    Up to 15% of assets:     .    Exchange Reserves, Greater China, and
                                     Utility Income

 .    Up to 10% of assets:     .    Corporate Bond, Balanced Shares, Global
                                     Health Care, Growth & Income,
                                     Tax-Managed Balanced Wealth, and
                                     Tax-Managed Wealth Preservation


   The use of leverage by a Fund is considered speculative and involves risk. However, there is no current intention that any of these Funds will use this increased borrowing capability.

                                 Proposal 3.C.

                   Amendment of Fundamental Policy Regarding

                            Underwriting Securities
                               Applicable Funds:
                               All Funds Except:



Americas Government Income, Emerging Market, Greater China, Global Health Care,
 Global Strategic Income, International Growth, Multi-Market Strategy, Wealth
  Appreciation, Wealth Preservation, Balanced Wealth, and Tax-Managed Wealth
                                 Appreciation



   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy regarding underwriting securities in effect would read:


   "The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended."


Discussion of Proposed Modification:



   In making its recommendation to the Boards, Alliance noted that the purpose of the modification is to clarify that the Funds are not prohibited from acquiring "restricted securities" to the extent such investments are consistent with a Fund's investment objective, even if such investments may result in the Fund technically being considered an underwriter under the federal securities laws. This amendment would not change the Funds' current policies on investing in restricted securities, which are considered illiquid securities and under current SEC guidelines are limited to 15% of a Fund's investments. The modification standardizes the policy on underwriting across the Funds.



   Restricted securities are securities that have not been registered under the Securities Act of 1933 (the "1933 Act") and are purchased directly from the issuer or in the secondary market. Restricted securities may not be resold unless registered under such Act or pursuant to an applicable exemption from such registration. Restricted securities have historically been considered a subset of illiquid securities (i.e., securities for which there is no public market). Alliance noted that because the Funds need to maintain a certain amount of liquidity to meet redemption requests, the Funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.

   For Funds that did not previously have a fundamental policy with respect to underwriting securities, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds. To the extent that a Fund has a related or a substantively duplicative policy or policies with respect to underwriting, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.D.

                   Amendment of Fundamental Policy Regarding

                         Concentration of Investments
                               Applicable Funds:
                               All Funds Except

            International Growth and International Research Growth





   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy regarding concentration of investments in effect would read:


   "The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."


Discussion of Proposed Modification:



   In making its recommendation to the Boards, Alliance noted that even though the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") has taken the position that investment of more than 25% of the value of a Fund's assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. Under the SEC's guidelines, an industry classification refers to companies that have economic characteristics that are not materially different and does not include broad industry sectors such as the healthcare, technology, utility, or real estate industries. The proposed change would permit investment in a specific industry up to the prescribed limits under the 1940 Act and accompanying SEC interpretations, as those limits are updated from time to time. The proposed amendment would not affect the Funds' investment policies.


   For Funds that did not previously have a fundamental policy with respect to concentration, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds. To the extent that a Fund has a related or a substantively duplicative policy or policies with respect to concentration, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.E.

                   Amendment of Fundamental Policy Regarding

       Investment in Real Estate and Companies that Deal in Real Estate
                               Applicable Funds:
                               All Funds Except:

            International Growth and International Research Growth





   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy in effect would read:


   "The Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business."

Discussion of Proposed Modification:

   The 1940 Act requires a Fund to state a fundamental policy regarding the purchase and sale of real estate. In making its recommendation to the Boards, Alliance noted that as a general matter, under a Fund's current real estate investment policy, a Fund is restricted in its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Fund through permissible investments. For instance, Alliance noted that it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The proposed modification to a Fund's policy on real estate-related investments would permit the sale of real estate when ownership of real estate results from permissible investments. The modification also clarifies that a Fund may invest in real estate-related securities and real estate backed securities or instruments.


   For Funds that did not previously have a fundamental policy with respect to real estate investments, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds. In addition, to the extent that a Fund has a real estate policy that was put into place to satisfy state "blue sky" requirements, such as those that address investment in real estate limited partnerships, any such real estate policy would be eliminated upon the approval of this proposed modification.


                                 Proposal 3.F.

                   Amendment of Fundamental Policy Regarding


     Investment in Commodities, Commodity Contracts and Futures Contracts

                               Applicable Funds:
                               All Funds Except:

            International Growth and International Research Growth



   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policy in effect would read:


   "The Fund may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts."


Discussion of Proposed Modification:



   In making its recommendation to the Boards, Alliance noted that the proposed changes to a Fund's policy make it clear that the Fund may use derivatives. Futures contracts and options on futures contracts are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Except as discussed below, the proposed amendment would not affect the Funds' investment policies.


   Alliance discussed certain of the risks involved in investments in derivative instruments. Alliance noted that there is the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund's portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.


   For Funds that previously had a non-fundamental policy with respect to commodities, commodity contracts and futures contracts, approval of this proposed modification would also result in the adoption of this policy as a fundamental policy for those Funds. In addition, certain of the Funds have a fundamental policy that does not permit investments in futures contracts. These Funds are Corporate Bond, Exchange Reserves, Real Estate Institutional, Mid-Cap Growth, and Real Estate. If the stockholders of these Funds approve this proposal, these

Funds would have the flexibility to invest in futures contracts. The extent to which any such Fund may invest in futures contracts will be disclosed in its prospectus. It is not expected that the adoption of this less restrictive policy will have any significant effect on the management of the Funds.

                                 Proposal 3.G.

               Amendment of Fundamental Policies Regarding Loans

                               Applicable Funds:
                                   All Funds


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Fund's fundamental investment policies regarding loans in effect would read:


   "The Fund may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."


Discussion of Proposed Modification:


   In making its recommendation to the Boards, Alliance noted that the proposed change clarifies a Fund's ability to engage in securities lending and/or interfund lending to the extent permitted by the 1940 Act and the then-current SEC policy. The 1940 Act currently limits loans of a Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit stockholder votes.


   The current restrictions of most Funds are consistent with the current limitation and the proposed amendment would not affect the Funds' investment strategies. However, the restrictions are set lower than the maximum allowed under the 1940 Act for Growth (25%), Tax-Managed Balanced Wealth (25%), and Tax-Managed Wealth Preservation (25%). If this proposal is approved by stockholders, the Funds would be permitted to make loans to the maximum extent permitted by the 1940 Act. This less restrictive lending policy is not expected to have a significant effect on the management of the Funds.


   For Funds that did not previously have a fundamental policy with respect to making loans, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Funds.

                                 Proposal 3.H.
               Elimination of the Fundamental Policy Prohibiting
                       Joint Securities Trading Accounts
                               Applicable Funds:

Americas Government Income, Corporate Bond, U.S. Government, Small Cap Growth,
     Emerging Market, Greater China, Global Strategic Income, Real Estate Institutional, Large Cap Growth, AMIF - California Portfolio, AMIF - Insured
National Portfolio, AMIF - New York Portfolio, AMIF - National Portfolio, AMIF
  II - All Portfolios, Multi-Market Strategy, Real Estate, and Utility Income


Proposal:


   It is proposed that the fundamental investment policy prohibiting participation in a joint securities trading account be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:


   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment restriction on a Fund's participation in a joint securities trading account was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund's fundamental investment policies. Furthermore, Alliance noted that Section 17(d) of the 1940 Act generally prohibits any affiliated person of or principal underwriter for a Fund acting as principal to effect any transaction in which the Fund is a joint, or joint and several, participant with such person. Consequently, except for those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of overreaching by an affiliate, a Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this policy. Because the 1940 Act and related regulations adequately protect a Fund and its stockholders, there is no need to maintain this policy.


                                 Proposal 3.I.
               Elimination of the Fundamental Policy Prohibiting
                Investments for Purposes of Exercising Control
                               Applicable Funds:
                               All Funds Except:



U.S. Large Cap, Quality Bond, Global Research Growth, High Yield, International
 Growth, International Research Growth, Mid-Cap Growth, AMIF - All Portfolios, AMIF II - All Portfolios, Growth, Tax-Managed Balanced Wealth, and Tax-Managed
                              Wealth Preservation


Proposal:


   It is proposed that the fundamental investment policy prohibiting investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund's investment policies. The proposed amendment would not affect the Funds' investment strategies.


                                 Proposal 3.J.
    Elimination of the Fundamental Policy Prohibiting Investments in Other
        Investment Companies Exceeding Specified Percentage Limitations
                               Applicable Funds:



 Americas Government Income, Corporate Bond, U.S. Government, Balanced Shares, Emerging Market, Exchange Reserves, Growth & Income, Global Research Growth,
          Large Cap Growth, Multi-Market Strategy, and Utility Income


Proposal:


   It is proposed that the fundamental investment policy on investments in other investment companies be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among a Fund's fundamental investment policies. Moreover, Alliance noted that in the absence of this policy, the Funds are still subject to the limitations on investments in other investment companies imposed on all mutual funds under Section 12(d)(1)(A) of the 1940 Act. In general, under that section, an investment company ("Acquiring Fund") cannot acquire shares of another investment company ("Acquired Fund") if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund's securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

   Stockholders should note that at a meeting held on August 3, 2005, as a result of Alliance's recommendation, the Boards of the affected Funds adopted a non-fundamental policy to address investment in other investment companies. That policy states in effect that: "A Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities." Stockholders are not required to approve non-fundamental policies. The Boards have the flexibility to amend a non-fundamental policy in furtherance of a Fund's best interests, without the expense and delay of soliciting a stockholder vote.

   To the extent that a Fund has a related policy with respect to investments in other investment companies, that policy would be eliminated with the approval of this Proposal.

                                 Proposal 3.K.
               Elimination of the Fundamental Policy Prohibiting
    Investments in Oil, Gas, and Other Types of Minerals or Mineral Leases
                               Applicable Funds:



     Americas Government Income, Corporate Bond, U.S. Government, Balanced Shares, Small Cap Growth, Emerging Market, Growth & Income, Global Strategic
Income, Global Technology, Real Estate Institutional, Large Cap Growth, Mid-Cap
        Growth, Multi-Market Strategy, Real Estate, and Utility Income


Proposal:


   It is proposed that the fundamental investment policy prohibiting Funds from purchasing oil, gas, and other types of minerals or mineral leases be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment policy on purchasing or selling interests in oil, gas, or other types of minerals or mineral leases was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Funds' investment policies. Nevertheless, Alliance noted that there are no current expectations that the Funds will engage in such activities. In the future, should a Fund decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in a Fund's prospectus and statement of additional information.


                                 Proposal 3.L.
                     Elimination of the Fundamental Policy
                 Restricting Purchases of Securities on Margin
                               Applicable Funds:
                               All Funds Except:

  ABT - All Funds, Focused Growth & Income, Global Health Care, International
          Growth, International Research Growth, and TAP - All Funds


Proposal:


   It is proposed that the fundamental investment policy restricting the purchase of securities on margin be eliminated.

Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment policies on margin activities were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Funds' fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. Alliance advised the Boards that the SEC has not adopted rules relating to purchasing securities on margin and the policy is not required to be fundamental.



   At a meeting held on August 3, 2005 for all applicable Funds except Global Technology, and on August 9, 2005, for Global Technology, after considering Alliance's recommendation, the Boards of the affected Funds adopted a non-fundamental policy that reflects the limited exception for purchasing securities on margin and clarifies that margin deposits in connection with certain financial instruments do not fall within the general prohibition on purchasing securities on margin. That non-fundamental policy reads in effect as follows: "A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments." Stockholder approval of this non-fundamental policy is not required. A Fund's Board has the flexibility to amend a non-fundamental policy in furtherance of the Fund's best interests, without the expense and delay of a stockholder vote.


                                 Proposal 3.M.
                     Elimination of the Fundamental Policy
                            Restricting Short Sales
                               Applicable Funds:

                               All Funds Except:




 U.S. Large Cap, Focused Growth & Income, Global Health Care, Global Research Growth, Global Technology, International Growth, International Research Growth,
                              and TAP - All Funds


Proposal:


   It is proposed that the fundamental investment policy on short sales be eliminated.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the fundamental investment policies on short sales were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Funds' fundamental investment policies.


   The Boards have approved the use by certain of the Funds of short sales as an investment strategy that is disclosed in the Funds' prospectuses. The risks of short selling are also disclosed for such Funds in their prospectuses. Alliance and the Boards believe that it is important for a Fund to have the flexibility to add or to revise these investment strategies in furtherance of the Fund's best interests, without the expense and delay of a stockholder vote that would be required if such strategies were designated as fundamental policies.

                                 Proposal 3.N.
  Elimination of the Fundamental Policy Prohibiting Pledging, Hypothecating,

                  Mortgaging, or Otherwise Encumbering Assets

                               Applicable Funds:
                               All Funds Except:



       Quality Bond, U.S. Government, High Yield, International Growth,
      International Research Growth, Utility Income, Tax-Managed Balanced
              Wealth, Tax-Managed Wealth Preservation, and Growth


Proposal:


   It is proposed that the fundamental investment policy prohibiting the pledging, hypothecating, mortgaging, or otherwise encumbering a Fund's assets be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the prohibition on pledging hypothecating, mortgaging, or otherwise encumbering a Fund's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Funds' fundamental investment policies. Alliance noted that the Funds' current limits on pledging may conflict with each Fund's ability to borrow money to meet redemption requests or for temporary emergency purposes or, if Proposal 3.B. is approved, for any other purpose. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds' current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Funds may borrow in these situations. Although Alliance currently plans, on behalf of the Funds, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Funds' ability to liquidate assets. If the Funds pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Funds' current borrowing limits would remain consistent with limits prescribed under the 1940 Act.


                                 Proposal 3.O.
  Elimination of the Fundamental Policy Regarding Investments in Illiquid or
                             Restricted Securities
                               Applicable Funds:



                      Corporate Bond and Growth & Income


Proposal:


   It is proposed that the fundamental investment policy prohibiting or imposing limitations on investments in illiquid or restricted securities be eliminated.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that the prohibitions or limitations on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state "blue sky" regulators as a condition to policy. However, as a result of NSMIA, this policy is no longer required to be a fundamental investment restriction. Alliance does not anticipate that the proposed change will have a material impact on the operation of the Funds since the Funds need to maintain a certain amount of liquidity to meet redemption requests, the Funds do not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation. In addition, under current SEC guidelines a Fund must limit its investments in illiquid or restricted securities that are illiquid securities to 15% of its assets.


   As a result of Alliance's recommendation, the Boards approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit a Fund's investments in illiquid securities, including restricted securities, to not more than 15% of its assets or such other amount permitted by SEC guidelines. Stockholder approval of this non-fundamental policy is not required.

                                 Proposal 3.P.
    Elimination of the Fundamental Policy Regarding Investments in Warrants
                               Applicable Funds:



 Americas Government Income, U.S. Government, Corporate Bond, Balanced Shares,
     Small Cap Growth, Growth & Income, Large Cap Growth, Mid-Cap Growth,
                           and Multi-Market Strategy


Proposal:


   It is proposed that the fundamental investment policy regarding limitations on investments in warrants be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   The Funds listed above have fundamental policies that impose a percentage limitation on investments in warrants (typically, 5%). In making its recommendation to the Boards to eliminate this policy, Alliance noted that state "blue sky" regulators, as a condition to registration, imposed these policies. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment policy. Alliance recommended that the policy restricting a Fund's investments in warrants be eliminated to permit a Fund the maximum flexibility to invest in warrants to the extent permissible under applicable law. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. Investments in warrants may be considered speculative because they do not represent any rights in the assets of an issuing company nor do they entitle the holder to dividends or voting rights. In addition, if the exercise price of a warrant is above the market price on, or a Fund fails to exercise the warrant prior to, the expiration date, the warrant will expire worthless.



   The Funds may, subject to Board approval, invest in warrants if this proposal is approved. This is an investment strategy that will be disclosed in a Fund's prospectus. Elimination of the fundamental policy would give a Fund's Board the flexibility to add or revise this investment strategy in furtherance of the Fund's best interests without incurring the expense and delay of a stockholder vote that would be required if such a strategy was designated as a fundamental policy.


                                 Proposal 3.Q.
                Elimination of the Fundamental Policy Regarding
                      Investments in Unseasoned Companies
                               Applicable Funds:



     Corporate Bond, Balanced Shares, Exchange Reserves, Growth & Income,


                     Large Cap Growth, and Mid-Cap Growth


Proposal:


   It is proposed that the fundamental investment policy prohibiting investments in issuers with less than three years of operations be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards, Alliance noted that the fundamental investment policy prohibiting investments in issuers that have been in business for less than three years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Fund's fundamental investment policies. In recommending the elimination of the unseasoned issuers policy, Alliance stated its belief that the elimination of the policy would permit a Fund to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. To the extent that a Fund invests in these types of issuers, it may be subject to greater risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

   Related or substantively duplicative policies with respect to investment in unseasoned issuers would be eliminated upon the approval of the Proposal.

                                 Proposal 3.R.
         Elimination of Requirement to Invest in Specific Investments
                               Applicable Funds:



 Balanced Shares, Americas Government Income, Global Technology, and Large Cap
                                    Growth


Proposal:

   Eliminate policies that require a Fund to be "balanced" or invest 80% of its assets in a specific investment.

Reasons for the Proposed Elimination:

   ABS has a fundamental policy that requires it to be a "balanced fund."


   AAGIT has a fundamental policy that states that the "Fund invests at least 80% of its net assets in debt securities rated investment grade (at least BBB by Standard & Poor's Ratings Services or Fitch Ratings, or Baa by Moody's Investors Service, Inc. or better) at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's, or, if at the time of investment, unrated, determined by the Adviser to be of equivalent quality."



   Global Technology has a fundamental policy that states that "under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes."



   Large Cap Growth has a fundamental policy that requires that the Fund normally "invest at least 80% of its total assets in the equity securities of U.S. companies."



   In making its recommendation to the Boards, Alliance noted these policies were not required to be fundamental by Rule 35d-1 (the "names rule"). The names rule requires an investment company with a name that suggests that it focuses its investments in a particular type of investment have a policy to invest at least 80% of its assets in the type of investments suggested by the name. The rule, however, does not require a Fund's named investment policy to be fundamental. Alliance proposed, and the Board approved, that each Fund's named investment policy be eliminated consistent with the general principle that policies should not be fundamental where they are not required to be. Where required by the names rule, such as for Americas Government Income or Global Technology, the Funds have an 80% non-fundamental investment policy. These policies will not be changed without 60 days prior written notice to stockholders.


                                 Proposal 3.S.
                Elimination of the Fundamental Policy Regarding
                    65% Limitations in Certain Investments
                               Applicable Funds:

 Corporate Bond, U.S. Government, AMIF - Insured California Portfolio, AMIF -
                Insured National Portfolio, and Utility Income


Proposal:

   It is proposed that a Fund's fundamental 65% investment policy be eliminated.


Reasons for the Elimination of the Investment Policy:



   U.S. Government has a fundamental policy that states that the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities.

   Corporate Bond has a fundamental policy that states that the Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities.



   AMIF - Insured National Portfolio and Insured California Portfolio each has a fundamental policy that states that the Fund under normal circumstances invests at least 65% of its total assets in insured securities.



   Utility Income has a fundamental policy that states that the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.


   In making its recommendation to the Boards, Alliance noted that prior to the adoption of the names rule, SEC staff guidance required that a fund with a name that suggests that it focuses on a particular type of investment to invest at least 65% of its assets in such investments. Although these 65% policies were not required to be fundamental policies, the Funds identified above adopted fundamental 65% policies. After adoption of the names rule, the Funds adopted 80% non-fundamental policies but did not seek a stockholder vote to eliminate their fundamental 65% policies.


   Elimination of these redundant 65% fundamental policies will give the Boards the flexibility to change names and investment strategies of the Funds in response to changes in market conditions without the expense and time delay associated with obtaining a stockholder vote, although stockholders will receive at least 60 days prior written notice of any change.


                                 Proposal 3.T.

   Elimination of the Fundamental Policy Regarding Purchasing Securities of
       Issuers in which Officers, Directors or Partners Have an Interest

                               Applicable Funds:

Corporate Bond, Balanced Shares, Small Cap Growth, Exchange Reserves, Growth &
                 Income, Large Cap Growth, and Mid-Cap Growth


Proposal:


   It is proposed that the fundamental investment policy prohibiting investments in securities of companies in which a Fund's officers, Directors or partners have an interest be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Boards to eliminate this policy, Alliance noted that these prohibitions were originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Funds' fundamental investment policies. Eliminating this restriction would increase Alliance's flexibility when choosing investments on a Fund's behalf. Alliance further noted that it believes that the policy is unnecessary because each Fund's Code of Ethics adequately covers and provides for the monitoring of the Fund's securities purchases and security ownership by the Fund's officers and directors. In addition, Alliance noted that securities purchases by a Fund that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the 1940 Act and the rules thereunder.


                                 Proposal 3.U.
     Elimination of the Fundamental Policy Regarding Purchasing or Selling
                     Securities Through Interested Parties
                               Applicable Funds:

                                Mid-Cap Growth


Proposal:


   It is proposed that the fundamental investment policy prohibiting purchases or sales through interested persons be eliminated.

Reasons for the Elimination of the Investment Policy:



   The Fund has a fundamental policy that prohibits it from buying or selling any securities from, to or through its officers or directors or other "interested persons" except for purchases or sales of Fund shares, or in transactions on a securities exchange including only regular exchange commissions and charges. In making its recommendation to the Board to eliminate the policy, Alliance noted that the 1940 Act does not require that this prohibition be a fundamental policy of the Fund. Furthermore, this policy basically restates existing law because the 1940 Act generally prohibits principal trades between the Fund and interested parties.


                                 Proposal 3.V.
     Elimination of the Fundamental Policy Restricting Option Transactions
                               Applicable Funds:

  Americas Government Income, Small Cap Growth, Exchange Reserves, Large Cap
                     Growth, and AMIF II - All Portfolios

Proposal:


   It is proposed that the fundamental investment policies regarding option transactions be eliminated in their entirety.



Reasons for the Elimination of the Investment Policies:



   The Fund's listed above have fundamental policies that impose various restrictions on options transactions, including prohibitions on the writing of put and call options except as in accordance with a Fund's investment objective and policies, or the purchase of puts, calls, straddles, spreads and combinations that exceed 5% of a Fund's total assets. Large Cap Growth has additional restrictions on options with respect to: (i) liquidity, (ii) premium payments, (iii) participation in options over-the-counter when they are available on an exchange, and (iv) the persons who may serve as a counterparties in over-the-counter transactions.



   In making its recommendation to the Boards to eliminate these policies, Alliance noted that these restrictions were originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Funds' fundamental investment policies. None of these policies are required to be fundamental under the 1940 Act. Consequently, Alliance recommended that these policies be eliminated.



   The Boards may approve investments in options as an investment strategy that is disclosed in the Funds' prospectus. Investments in options are considered speculative and a Fund may lose the premium paid for them if the price of an underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Elimination of these fundamental policies would give a Fund's Board the flexibility to add or revise this investment strategy in furtherance of the Fund's best interests without incurring the delay and expense of seeking stockholder approval.


                                 Proposal 3.W.
                Elimination of the Fundamental Policy Regarding
               Purchasing Voting or Other Securities of Issuers
                               Applicable Funds:



    Emerging Market, Exchange Reserves, Mid-Cap Growth, and Utility Income


Proposal:


   It is proposed that the fundamental investment policy regarding purchasing voting or other securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:



   Emerging Market and Utility Income each have a fundamental policy with regard to voting securities that states that "[t]he Fund may not purchase more than 10% of any class of the voting securities of any one issuer." Mid-Cap Growth has a policy that states that "[t]he Fund may not acquire more than 10% of the voting or other securities of any one issuer." Exchange Reserves has a fundamental policy that states that "[t]he Fund may not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities)."



   In making its recommendation to the Boards to eliminate each of these policies, Alliance noted that a Fund is not required to have a fundamental policy on its investment in voting or other securities except implicitly in the context of its noting whether it is a diversified fund. A diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer. Alliance noted that Emerging Market is not a diversified fund and consequently, it is not subject to the 10% test. Because these policies are unnecessary in light of the 1940 Act's diversification tests and the Funds' fundamental diversification policy, Alliance recommended that they be eliminated. Elimination of this policy would have no effect on a Fund's investment strategy.


   Each of the Funds must also meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide, in part, that as to 50% of a Fund's assets, investments in any one issuer cannot exceed 5% of the Fund's assets and the Fund cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. Each Fund intends to qualify as a regulated investment company ("RIC") for tax purposes and elimination of the fundamental policy regarding purchasing voting securities will not affect the Fund's status as a RIC.

                                 Proposal 3.X.
   Elimination of the Fundamental Policy Regarding Percentage Limitation On
                     Investments In Repurchase Agreements
                               Applicable Funds:
                      AMIF - Insured California Portfolio

Proposal:


   It is proposed that the fundamental investment policy limiting repurchase agreements with any one dealer to 5% of the Fund's assets be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   In making its recommendation to the Board to eliminate the policy, Alliance noted that policies limiting the Fund's ability to invest in repurchase agreements are not required to be fundamental under the 1940 Act. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. A repurchase agreement may be seen as a loan by the Fund secured by the security subject to the repurchase agreement. Alliance recommended that the policy restricting the Fund's investments in repurchase agreements be eliminated to permit the Fund the maximum flexibility to invest in repurchase agreements to the extent permissible under applicable law. Alliance also recommended elimination of this fundamental policy to be consistent with the proposed modification to the Fund's fundamental investment policy on making loans. As discussed above in Proposal 3.G., the modification to the fundamental policy on loans provides in effect that the Fund may enter into repurchase agreements. That proposed policy does not impose any limitations on a Fund's ability to enter into repurchase agreements but it is not expected that this flexibility to invest without limitation subject to applicable 1940 Act limitations will have a significant effect on the management of the Fund.

                                 Proposal 3.Y.
     Elimination of the Fundamental Policy Regarding Transactions Effected
                       Through Affiliated Broker-Dealer
                               Applicable Funds:



                               Large Cap Growth


Proposal:

   It is proposed that a fundamental investment policy requirement that securities transactions effected through an affiliated broker-dealer be fair and reasonable be eliminated in its entirety.


Reasons for the Elimination of the Investment Policy:



   The Fund's fundamental investment policy with regard to the use of affiliated broker-dealers states that: "[a]ny securities transaction effected through an affiliated broker-dealer will be fair and reasonable in compliance with Rule 17e-1 under the 1940 Act." In making its recommendation to the Board to eliminate the policy, Alliance noted that policies regarding the use of affiliated broker-dealers are not required to be fundamental policies under the 1940 Act. Moreover, this fundamental policy is unnecessary in that it is redundant with the requirements of Rule 17e-1. As required by the Rule's provisions, the Fund's Board has adopted Rule 17e-1 Procedures that are reasonably designed to ensure that commissions, fees or other remuneration for transactions effected through a Fund's affiliated broker-dealers will be fair and reasonable. As a result, Alliance recommended that this fundamental investment policy be eliminated because it is unnecessary.


                                 Proposal 3.Z.
                Elimination of the Fundamental Policy Regarding
                    Special Meetings Called by Stockholders
                               Applicable Funds:



                               Large Cap Growth


Proposal:


   It is proposed that this fundamental investment policy, which provides that special meetings of stockholders for any purpose may be called by 10% of the stockholders, be eliminated in its entirety.



Reasons for the Elimination of the Investment Policy:



   Policies regarding special meetings are not required to be fundamental under the 1940 Act. Special meetings of stockholders are regulated under state law and a Fund's Bylaws. In making its recommendation to the Board to eliminate the policy, Alliance noted that the elimination is consistent with the effort to standardize the fundamental policies across the AllianceBernstein Fund Complex. If this proposal is approved by stockholders, procedures for the calling of special meetings will be as set forth in the Fund's Bylaws, which currently provides that special meetings may be called by 25% of the stockholders except that 10% of the stockholders may call a meeting for the purpose of removal of any director or directors.


                                Proposal 3.Z.1
  Elimination of the Fundamental Policy Regarding Investment Grade Securities
                               Applicable Funds:



                      Balanced Shares and Growth & Income


Proposal:

   It is proposed that this fundamental investment policy on investments in investment grade securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:


   Balanced Shares has a fundamental policy "not to invest only in investment grade securities." Growth & Income has a fundamental policy to invest "only in investment grade securities." In making its recommendation to the Boards to eliminate the policy, Alliance noted that these fundamental investment policies were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated. If stockholders approve elimination of these policies, the Funds will have greater flexibility to invest in lower-rated or "high-yield" securities. A Fund would disclose its policy regarding investments in high-yield securities as part of its investment strategy disclosure in its prospectus. Growth & Income has no current intention to invest significantly in high-yield securities. Balanced Shares expects to invest up to 20% of its fixed-income allocation in high-yield securities. As an operational guideline, no more than 25% of its investments in high-yield securities will be rated CCC or below by Standard & Poor's Rating Services. High-yield securities are subject to greater credit risk or loss of principal and interest than higher-rated securities. These securities may also be subject to liquidity risk because the market for lower-rated securities may be thinner and less active than that for higher-rated securities.


   Approval of each of Proposal 3.A. - 3.Z.1. by a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority"). If the stockholders of a Fund do not approve a Proposal regarding a fundamental investment restriction, the Fund's current fundamental investment restriction will remain the same.


       The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote "FOR" Proposals 3.A. through 3.Z.1.

                                 PROPOSAL FOUR

                                 Proposal 4.A.
                        Reclassification of Each Fund's
              Fundamental Investment Objective as Non-fundamental
                               Applicable Funds:



     ABT - All Funds, Global Research Growth, Global Strategic Income, and
                             Multi-Market Strategy




   Stockholders are being asked to approve the reclassification of the Funds' fundamental investment objective as non-fundamental. In making this recommendation, Alliance advised the Boards that the Funds' investment objectives are not required by the 1940 Act to be a fundamental policy that is changeable only by a stockholder vote. The Proposal to reclassify these objectives as non-fundamental is consistent with the changes proposed above, which are intended to eliminate or reclassify any fundamental policy of a Fund that is not required to be fundamental under the 1940 Act. The proposed reclassifications would give the Boards the flexibility to revise a Fund's investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a stockholder vote. If reclassified as a non-fundamental investment objective, the Boards may change a Fund's investment objective in the future without stockholder approval. If this Proposal is approved, Alliance intends to provide stockholders with advance notice of not less than 60 days of any subsequent material change to a Fund's investment objective.



   The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each affected Fund vote "FOR" Proposal 4.A. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Fund. If the stockholders of a Fund do not approve the reclassification of the Fund's fundamental investment objective, the investment objective will remain fundamental, and the Fund would be required to solicit stockholder votes each time it sought to modify the Fund's investment objective.


                                 Proposal 4.B.
                    Change in a Fund's Investment Objective
    and Reclassification of Revised Investment Objective as Non-fundamental
                               Applicable Funds:



  Americas Government Income, Corporate Bond, Quality Bond, U.S. Government, Emerging Market, High Yield, AMIF - All Portfolios, AMIF II - All Portfolios,
Balanced Shares, Small Cap Growth, Focused Growth & Income, Global Health Care,
   Growth & Income, Global Technology, Real Estate Institutional, Large Cap
        Growth, Mid-Cap Growth, Real Estate, Utility Income, and Growth


   In addition to reclassifying the Funds' investment objectives as non-fundamental, Alliance recommended that the Board change certain Funds' investment objectives in order to clarify and standardize these Funds' investment objectives.

   Based on recommendations from Alliance, the Boards of the affected Funds approved and are recommending to stockholders changes to a Fund's investment objective as detailed below:


1.  Americas Government Income



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is the highest  objective is to generate
              level of current income,  current income,
              consistent with what      consistent with
              Alliance consid-ers to    preservation of capital.
              be prudent investment
              risk, that is available
              from a portfolio of debt
              securities issued or
              guaranteed by the
              governments of the
              United States, Canada,
              or Mex-ico, their
              political subdivisions
              (including Canadian
              Provinces but excluding
              the states of the United
              States), agencies,
              instrumentalities or
              authorities.



   The proposed change to the Fund's investment objective is intended to identify the Fund as primarily seeking to generate income. The change to the Fund's investment objective was part of other changes Alliance recommended to broaden and globalize the Fund's investment strategy. These changes do not require a stockholder vote. As part of these changes, Alliance recommended that the Fund be renamed as "AllianceBernstein Global Government Income Trust, Inc." Alliance also recommended that the Fund's investments no longer focus on debt securities of issuers in the Western Hemisphere, including North, Central or South America. Instead, the Fund would invest at least 65% of its assets in debt securities issued by governments of countries that are members of the Organization for Economic Co-operation and Development ("OECD"). The OECD is composed of 30 countries having market democracies that work together to address economic, social, environmental, and governance issues of the globalizing world economy. Alliance advised the Board that these countries, three-quarters of which are considered to be developed countries, will provide broader and more diversified investment opportunities for the Fund. Alliance advised the Board that the flexibility to consider a wider array of investments would improve the Fund's risk/return profile and benefit investors.



2.  Corporate Bond


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is primarily    objective is to maximize
              to max-imize income over  total returns from price
              the long term to the      appreciation and income.
              extent con-sistent with
              providing reasonable
              safety in the value of
              each stockholder's
              investment, and
              secondarily to in-crease
              its capital through
              appreciation of its
              invest-ments in order to
              preserve and, if
              possible, increase the
              purchasing power of each
              stockholder's investment.


   The proposed change in the Fund's investment objective is intended to more clearly identify the Fund as primarily a total return investment vehicle. Alliance recommended this change to the Board because, through its investments in debt securities with longer maturities and also to a certain extent in lower-rated securities, price appreciation is an important component of the Fund's performance. The proposed changed would have no effect on the Fund's investment strategy.

3.  Quality Bond


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is high         objective is to generate
              current in-come           in-come and price
              consistent with           appreciation without
              preservation of capital   assuming what Alliance
              by inves-ting in          considers undue risk.
              investment grade
              fixed-income securities.

   The proposed change to the Fund's investment objective is intended to identify the Fund as seeking to generate both income and price appreciation. The change to the Fund's investment objective was part of other changes Alliance recommended to refocus the Fund's investment strategy on a broader range of debt securities, including below investment grade debt securities, rather than primarily on investment grade securities.


   As part of the changes, Alliance recommended that the Fund be renamed as the "AllianceBernstein Bond Fund, Inc. - Intermediate Bond Portfolio." In addition to investing in below-investment grade securities, Alliance recommended that the Fund be able to take advantage of broader opportunities to invest in foreign fixed-income securities, including investing up to 25% of its assets in non-U.S. Dollar-denominated securities. Alliance advised the Board that these changes were intended to improve the returns available to the Fund's stockholders without a significant increase in long-term volatility or risks.



4.  U.S. Government


              Current Investment
                Objective:              Proposed Investment
              (Fundamental)             Objective:
                                        (Non-fundamental)
              The Fund's investment
              objective is a high       The Fund's investment
              level of cur-rent income  objective is to generate
              that is consistent with   in-come and price
              Alliance's                appreciation without
              determi-nation of         assuming what Alliance
              prudent investment risk.  considers undue risk.


   The proposed change is intended to identify the Fund as seeking to generate both income and price appreciation. The investment strategies of seeking income and relative stability through investment in government securities remain the same. The proposed change would have no effect on the Fund's investment strategy.



5.  Emerging Market


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is primarily a objective is to maximize high level of current total returns from price income and, secondarily, appreciation and income. capital appreciation.


   The proposed change in the Fund's investment objective is intended to more clearly identify the Fund as primarily a total return investment vehicle. Alliance recommended this change to the Board because, through its investments in debt securities of emerging market countries, price appreciation is an important component of the Fund's performance. Alliance also recommended, and the Board approved, a change to the Fund's investment policy of limiting its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated debt securities. Under the new policy the Fund may invest in both U.S. Dollar-denominated and non-U.S. Dollar-denominated securities, except that it will invest no more than 5% of its assets in any one currency other than the U.S. As an operating policy, the Fund will limit its investments in non-U.S. Dollar-denominated debt securities to no more than 25% of its assets. The proposed changes to the Fund's investment policies are intended to reflect the increased reliance by emerging market governments on local currency financings and permit the Fund to participate in local currency debt markets without significant additional risks to investors. These changes do not require a stockholder vote.

6.  High Yield



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is high total objective is to maximize return by maximizing total returns from price current income and, to appreciation and income. the extent con-sistent with that objective, capital appreciation.



   The proposed change in the Fund's investment objective is intended to more clearly identify the Fund as primarily a total return investment vehicle. Alliance recommended this change to the Board because, through its investments in debt securities in lower-rated securities, price appreciation is an important component of the Fund's performance. Alliance also recommended, and the Board approved, that the guideline for the Fund's investments in high yield securities be changed to remove the maximum of 10% of investment in securities rated CCC or below by Standard & Poors. Alliance advised the Board that the elimination of this guideline is intended to allow the Fund more flexibility to match its benchmark.


7. AMIF - All Portfolios (except AMIF - Insured California Portfolio) and AMIF II - All Portfolios


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is to earn the objective is to earn the highest level of current highest level of current
              income, exempt from       income, exempt from
              Federal and state         Federal and state
              taxation to the extent    taxation, that is
              described in the          available without
              Prospectus, that is       assuming what Alliance
              available without         considers to be undue
              assuming what Alliance    risk.
              considers to be undue
              risk by investing
              principally in
              high-yielding,
              predominantly medium
              quality, municipal
              securities.



   The proposed changes are intended to clarify and simplify the Portfolios' investment objectives as well as to standardize the investment objectives among the fixed-income group of AllianceBernstein Funds. Alliance recommended the proposed changes to the AMIF and AMIF II Portfolios' objectives, except for the AMIF - Insured California Portfolio, to eliminate specific references to investments in high-yielding, predominantly medium quality municipal securities. Alliance noted that the references to specific investments would be disclosed in the Portfolios' prospectuses as part of the discussion of their principal investment strategies. In addition, Alliance noted that the current reference to "high-yielding" municipal securities may now have the different, and possibly misleading, connotation of investments in below-investment grade securities than the reference had when many of the Portfolios were organized. The proposed change would have no effect on the Fund's investment strategy.


8.  AMIF - Insured California Portfolio

              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is to provide   objective is to earn the
              as high a level of        highest level of current
              current income, exempt    income, exempt from
              from Federal income tax   Federal and state
              and California personal   taxation, that is
              income tax as is          available without
              consistent with the       assuming what Alliance
              preservation of capital.  considers to be undue
                                        risk.


   Alliance recommended the proposed changes to the Portfolio's objectives to conform its investment objective with the other municipal funds in the AllianceBernstein Fund Complex. The proposed change would have no effect on the Fund's investment strategy.

9.  Balanced Shares


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is high return  objective is total
              through a combination of  return con-sistent with
              current income and        reasonable risk, through
              capital appreciation.     a combination of income
                                        and long-term growth of
                                        capital.


   The proposed change to the Fund's investment objective eliminates high return as an investment objective in favor of total return. Alliance recommended this change to the Board in order to standardize the objectives. The proposed change would have no effect on the Fund's investment strategy.



10.  Small Cap Growth


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is growth of    objective is long-term
              capital by pursuing       growth of capital.
              aggressive investment
              policies. Current income
              is incidental to the
              Fund's objective.


   The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund. Alliance recommended this change to the Board in order to reflect the Fund's focus on pursuing long-term growth opportunities. The proposed change would have no effect on the Fund's investment strategy.



11.  Focused Growth & Income


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is long-term    objective is long-term
              growth of capital         growth of capital.
              through the application
              of a disciplined
              value-oriented
              investment process.


   The proposed change to the Fund's investment objective eliminates the reference to a specific value-oriented investment process. The Fund's investment strategies will continue to be disclosed in the Fund's prospectus. Alliance recommended this change to the Board in order to simplify and standardize the Fund's objective. The proposed change would have no effect on the Fund's investment strategy.



12.  Global Health Care


              Current Investment
                Objective:
              (Fundamental)             Proposed Investment
                                        Objective:
              The Fund's investment     (Non-fundamental)
              objective is capital
              appreciation and,         The Fund's investment
              secondarily, current      objective is long-term
              income.                   growth of capital.


   The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund. Alliance recommended this change to the Board in order to reflect the Fund's focus on long-term growth of capital. The proposed change would have no effect on the Fund's investment strategy.



13.  Growth & Income


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is              objective is long-term
              appreciation through      growth of capital.
              investments primarily in
              dividend-paying common
              stocks of good quality,
              although the Fund may
              invest in fixed-income
              and convertible
              securities.

   The proposed change to the Fund's investment objective eliminates any focus on dividends or other investments, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to simplify and standardize the objectives as well as to reflect the Fund's focus on long-term growth of capital. The proposed change would have no effect on the Fund's investment strategy.



14.  Global Technology


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is growth of    objective is long-term
              capital. Current income   growth of capital.
              is incidental to the
              Fund's objective.


   Alliance recommended this proposed change to the Board in order to clarify that income is not an objective of the Fund and is intended to reflect the Fund's focus on long-term growth opportunities. The proposed change would have no effect on the Fund's investment strategy.



15.  Real Estate Institutional and Real Estate



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is total        objective is total
              return from long-term     return from long-term
              growth of capital and     growth of capital and
              income principally        income.
              through investing in
              equity securities of
              companies that are
              primarily engaged in or
              related to the real
              estate industry.



   The proposed change to each Fund's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Funds' Boards in order to reflect clearly each Fund's focus on long-term growth of capital and income. The proposed change would have no effect on the Funds' investment strategy.



16.  Large Cap Growth


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is long-term    objective is long-term
              growth of capital by      growth of capital.
              investing predominantly
              in equity. secu-rities
              of a limited number of
              large, carefully
              selected, high-quality
              U.S. companies that are
              judged likely to achieve
              superior earnings growth.


   The proposed change to the Fund's investment objective eliminates the reference to a specific investment strategy, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to reflect the Fund's focus on long-term growth of capital. The proposed change would have no effect on the Fund's investment strategy.



17.  Mid-Cap Growth


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is long-term    objective is long-term
              growth of capital and     growth of capital.
              income primarily through
              investments in common
              stocks.

   The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund and simplifies and standardizes the Fund's investment objective. Alliance recommended this change to the Board in order to reflect the Fund's focus on long-term growth of capital. The proposed change would have no effect on the Fund's investment strategy.



18.  Utility Income


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is current      objective is current
              income and capital        income and long-term
              appreciation by           growth of capital.
              investing primarily in
              equity and fixed-income
              securities of companies
              in the util-ities
              industry.


   The proposed change to the Fund's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Fund's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to reflect the Fund's focus on current income and long-term growth of capital. The proposed change would have no effect on the Fund's investment strategy.



19.  Growth


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Fund's investment     The Fund's investment
              objective is long-term    objective is long-term
              growth of capital.        growth of capital.
              Current income is
              incidental to the Fund's
              objective.


   The proposed change to the Fund's investment objective clarifies that income is not an objective of the Fund. Alliance recommended this change to the Board in order to reflect the Fund's focus on long-term growth of capital. The proposed change would have no effect on the Fund's investment strategy.



   The Board, including the Independent Directors, of each Fund unanimously recommends that the stockholders of each Fund vote "FOR" Proposal 4.B. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Fund. If the stockholders of a Fund do not approve the reclassification of the Fund's fundamental investment objective and the change to its investment objective, the investment objective will remain fundamental and unchanged, and the Fund would be required to solicit stockholder votes each time it sought to modify a Fund's investment objective.

Part III - Independent Registered Public Accounting Firms

     Approval of Independent Registered Public Accounting Firms by Boards


   The Audit Committee of each Fund is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firms. In addition, the Board of each Fund approved the independent registered public accounting firms of each Fund as required by the 1940 Act on the dates specified below. At meetings held on September 30, 2004, the Board of each of Quality Bond, Emerging Market, Global Strategic Income, AIF, AMIF, Multi-Market Strategy, Focused Growth & Income, Real Estate, and ABT approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts of Quality Bond, Emerging Market, Global Strategic Income, AIF, and AMIF for the fiscal year ending October 31, 2005 and Focused Growth & Income, Real Estate, and ABT for the fiscal year ending November 30, 2005.



   At meetings held on September 30, 2004, the Board of each of Balanced Shares and Utility Income approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm to audit the accounts of Balanced Shares and Utility Income for the fiscal year ending November 30, 2005.



   At meetings held on May 9-12, 2005, the Board of the following Funds: Global Research Growth, Global Health Care, Mid-Cap Growth, Large Cap Growth, and Growth approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm to audit the accounts of Global Research Growth and Global Health Care for the fiscal year ending June 30, 2006, and Mid-Cap Growth, Large Cap Growth and Growth for the fiscal year ending July 31, 2006.



   At meetings held on May 9-12, 2005, the Board of ACF and Greater China approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young LLP, independent registered public accounting firm to audit the accounts of the Funds for the fiscal year ending July 31, 2006.



   At a meeting held on August 9, 2005, the Board of Global Technology, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, Ernst & Young LLP, independent registered public accounting firm to audit the Fund's account for the fiscal year ending July 31, 2006.



   At meetings held on May 9-12, 2005, the Board of International Growth and International Research Growth, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm to audit the Funds' account for the fiscal year ending July 31, 2006.





   At meetings held on August 2-4, 2005, the Board of each of High Yield, Americas Government Income, ABF, AMIF, AMIF II, Emerging Market, Global Strategic Income, AIF, and Multi-Market Strategy approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, Ernst & Young, LLP, independent registered public accounting firm to audit the accounts of High Yield, Americas Government Income, Corporate Bond, U.S. Government, and AMIF II for the fiscal year ending September 30, 2006 and Quality Bond, AMIF, Emerging Market, Global Strategic Income, AIF, and Multi-Market Strategy for the fiscal year ending October 31, 2006.



   At meetings held on August 2-4, 2005, the Board of each of ABSS, TAP (for all Funds except Growth), Exchange Reserves, and Growth & Income approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm to audit the accounts of ABSS, and TAP (for all

Funds except Growth), for the fiscal year ending August 31, 2006, Exchange Reserves for the fiscal year ending September 30, 2006 and Growth & Income for the fiscal year ending October 31, 2006.





   Ernst & Young LLP has audited the accounts of Quality Bond, U.S. Government, Corporate Bond, Emerging Market, Global Strategic Income, AIF, Multi-Market Strategy, Focused Growth & Income, Real Estate, ABT, Global Technology, AMIF, and AMIF II for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds.



   PricewaterhouseCoopers LLP has audited the accounts of Growth & Income, Balanced Shares, Utility Income, Global Research Growth, Global Health Care, Mid-Cap Growth, Large Cap Growth, Growth, and Exchange Reserves for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds.


   Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

                                     Fees


   The following table sets forth the aggregate fees billed by the independent registered public accounting firms for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report(s) to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, consent letters, and in the case of certain of the Funds, include multi-class distribution testing; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period. Many of the Funds implemented changes to their fiscal year ends in 2003 (to subsequently allow for more efficient reporting). Consequently, in such cases, the amounts recorded for 2003 are for periods substantially shorter than twelve months.


                                    TABLE 1


                                                                                    All Fees for
                                                                                      Non-Audit
                                                                                      Services
                                                                    All Other Fees Provided to the
                                                                     for Services  Fund, Alliance
                                                 Audit               Provided to     and Service
        Name of Fund               Audit Fees Related Fees Tax Fees      Fund        Affiliates*
        ------------               ---------- ------------ -------- -------------- ---------------
Americas Government Income/1/ 2003  $51,000      $7,855    $11,842       n/a         $  568,662
                              2004  $54,000      $3,290    $24,804       n/a         $1,229,826

Corporate Bond/2/             2003  $29,250      $1,024    $ 3,469       n/a         $   34,543
                              2004  $47,000      $5,145    $25,064       n/a         $1,231,941

Quality Bond/3/               2003  $21,450      $  751    $ 3,356       n/a         $  134,157
                              2004  $42,000      $4,970    $22,871       n/a         $1,129,573

U.S. Government/2/            2003  $32,500      $1,138    $ 3,356       n/a         $   34,544
                              2004  $50,000      $5,250    $22,871       n/a         $1,229,853

                                                                                 All Fees for
                                                                                   Non-Audit
                                                                                   Services
                                                                 All Other Fees Provided to the
                                                                  for Services  Fund, Alliance
                                            Audit                 Provided to     and Service
     Name of Fund             Audit Fees Related Fees Tax Fees        Fund        Affiliates*
     ------------             ---------- ------------ --------   -------------- ---------------
U.S. Large Cap/4/        2003
                        06/30
                         2004      n/a         n/a        n/a         n/a                  n/a
                        09/30  $39,000      $6,936    $14,900         n/a        $     785,883
                         2004  $25,500      $1,020    $ 8,600         n/a        $      33,042

Balanced Shares          2003  $24,000      $1,348    $13,300         n/a        $     118,570
                         2004  $40,000      $3,175    $18,400         n/a        $     771,777

Value                    2003  $24,000      $2,217    $10,370         n/a        $     660,988
                         2004  $27,000      $5,145    $20,135         n/a        $   1,163,380

Small/Mid Cap Value      2003  $24,000      $2,215    $10,370         n/a        $     660,985
                         2004  $27,000      $5,145    $14,135         n/a        $   1,157,380

International Value      2003  $32,000      $2,495    $27,445         n/a        $     678,340
                         2004  $35,000      $5,625    $25,355         n/a        $   1,169,081

Global Value             2003  $20,000      $2,050    $10,691         n/a        $     661,141
                         2004  $27,000      $2,345    $16,955         n/a        $   1,157,401

Small Cap Growth/6/      2003  $36,125      $6,000    $12,753         n/a        $     672,268
                         2004  $38,000      $6,038    $13,635         n/a        $     857,274

Emerging Market/7/       2003  $33,150      $1,604    $     0         n/a        $     388,604
                         2004  $54,000      $6,423    $30,804         n/a        $   1,138,959

Exchange Reserves        2003  $24,500      $3,180    $ 4,038         n/a        $     756,777
                         2004  $27,000      $2,114    $ 4,500         n/a        $     799,882

Focused Growth & Income  2003  $35,000      $1,302    $11,466         n/a        $     664,433
                         2004  $38,000      $4,130    $19,335         n/a        $   1,161,565

Greater China            2003  $25,125      $9,933    $11,100         n/a        $     708,448
                         2004  $24,000      $7,721    $13,479         n/a        $     858,801

Global Health Care       2003  $35,000      $7,250    $16,000         n/a        $1,190,923/8/
                         2004  $39,000      $6,215    $16,050         n/a        $1,104,557/9/

Growth & Income          2003  $35,000      $9,279    $14,031         n/a        $     716,590
                         2004  $39,000      $3,135    $18,000         n/a        $     781,203

Global Research Growth   2003  $ 8,000      $7,250    $16,500         n/a        $1,191,423/8/
                         2004  $30,000      $4,655    $13,845         n/a        $1,100,792/9/

Global Strategic Income  2003  $52,000      $9,047    $14,814         n/a        $     772,826
                         2004  $55,000      $3,325    $23,038         n/a        $   1,128,095

Global Technology/10/    2003  $51,000      $9,200    $14,925         n/a        $     578,040
                         2004  $50,000      $8,558    $15,528         n/a        $     861,687

High Yield/11/           2003  $32,500      $1,138    $     0         n/a        $       1,138
                         2004  $52,000      $9,173    $30,003         n/a        $   1,240,908

                                                                                        All Fees for
                                                                                          Non-Audit
                                                                                          Services
                                                                        All Other Fees Provided to the
                                                                         for Services  Fund, Alliance
                                                     Audit               Provided to     and Service
          Name of Fund                 Audit Fees Related Fees Tax Fees      Fund        Affiliates*
          ------------                 ---------- ------------ -------- -------------- ---------------
Real Estate Institutional         2003  $27,000     $ 2,372    $12,173       n/a        $     763,510
                                  2004  $30,000     $ 2,603    $24,003       n/a        $   1,128,338

Premier Growth                    2003  $24,000     $ 2,267    $11,465       n/a        $     762,697
                                  2004  $28,000     $ 2,603    $17,370       n/a        $   1,121,705

International Growth              2003  $49,000     $ 9,620    $27,355       n/a        $1,204,648/8/
                                  2004  $54,000     $11,255    $15,500       n/a        $1,109,047/9/

International Research Growth/10/ 2003  $41,600     $ 5,859    $17,000       n/a        $     546,579
                                  2004  $42,000     $   750    $14,793       n/a        $     742,617

Large Cap Growth/10/              2003  $37,600     $ 2,800    $14,063       n/a        $     540,583
                                  2004  $39,000     $ 1,708    $14,400       n/a        $     743,182

Mid-Cap Growth/10/                2003  $37,600     $ 5,053    $15,238       n/a        $     544,011
                                  2004  $39,000     $ 1,560    $14,790       n/a        $     743,424

AMIF -                            2003  $26,500     $ 2,317    $19,124       n/a        $     770,406
California Portfolio              2004  $28,500     $ 2,398    $30,702       n/a        $   1,134,832

AMIF -                            2003  $26,500     $ 2,278    $ 7,771       n/a        $     759,014
Insured California Portfolio      2004  $28,500     $ 2,398    $11,193       n/a        $   1,115,323

AMIF -                            2003  $26,500     $ 2,298    $12,511       n/a        $     763,774
National Portfolio                2004  $28,500     $ 2,398    $19,621       n/a        $   1,123,751

AMIF -                            2003  $26,500     $ 2,277    $ 7,838       n/a        $     759,080
Insured National Portfolio        2004  $28,500     $ 2,398    $11,442       n/a        $   1,115,572

AMIF -                            2003  $26,500     $ 2,295    $11,871       n/a        $     763,131
New York Portfolio                2004  $28,500     $ 2,398    $19,009       n/a        $   1,123,139

AMIF II -                         2003  $19,500     $ 2,916    $11,222       n/a        $     663,103
Arizona Portfolio                 2004  $21,500     $ 2,153    $14,175       n/a        $   1,218,060

AMIF II -                         2003  $19,500     $ 2,917    $12,215       n/a        $     664,097
Florida Portfolio                 2004  $21,500     $ 2,153    $14,175       n/a        $   1,218,060

AMIF II -                         2003  $19,500     $ 2,908    $ 9,988       n/a        $     661,861
Massachusetts Portfolio           2004  $21,500     $ 2,153    $14,175       n/a        $   1,218,060

AMIF II -                         2003  $19,500     $ 2,914    $ 9,846       n/a        $     661,725
Michigan Portfolio                2004  $21,500     $ 2,153    $14,175       n/a        $   1,218,060

AMIF II -                         2003  $19,500     $ 2,908    $ 8,205       n/a        $     660,075
Minnesota Portfolio               2004  $21,500     $ 2,153    $14,175       n/a        $   1,218,060

AMIF II -                         2003  $19,500     $ 2,896    $11,966       n/a        $     663,827
New Jersey Portfolio              2004  $21,500     $ 2,153    $14,175       n/a        $   1,218,060

AMIF II -                         2003  $19,500     $ 2,914    $10,573       n/a        $     662,452
Ohio Portfolio                    2004  $21,500     $ 2,153    $14,175       n/a        $   1,218,060

                                                                              All Fees for
                                                                                Non-Audit
                                                                                Services
                                                              All Other Fees Provided to the
                                                               for Services  Fund, Alliance
                                           Audit               Provided to     and Service
     Name of Fund            Audit Fees Related Fees Tax Fees      Fund        Affiliates*
     ------------            ---------- ------------ -------- -------------- ---------------
AMIF II -               2003  $19,500      $2,914    $10,762       n/a         $  662,641
Pennsylvania Portfolio  2004  $21,500      $2,153    $14,175       n/a         $1,218,060

AMIF II -               2003  $19,500      $2,914    $10,377       n/a         $  662,256
Virginia Portfolio      2004  $21,500      $2,153    $14,175       n/a         $1,218,060

Multi-Market Strategy   2003  $52,000      $6,047    $14,814       n/a         $  769,826
                        2004  $54,000      $3,290    $23,038       n/a         $1,128,060

Real Estate             2003  $45,000      $2,527    $16,022       n/a         $  670,214
                        2004  $48,000      $3,080    $15,531       n/a         $1,156,711

Utility Income          2003  $35,000      $3,346    $24,608       n/a         $  725,494
                        2004  $39,000      $1,560    $16,900       n/a         $  763,562

Growth/12/              2003  $38,600      $5,760    $14,224       n/a         $1,425,746
                        2004  $39,000      $3,060    $14,900       n/a         $  745,034

Wealth Preservation/13/ 2003      n/a         n/a        n/a       n/a                n/a
                        2004  $38,000      $3,420    $14,900       n/a         $  748,388

Tax-Managed Wealth      2003  $24,000      $1,253    $ 9,000       n/a         $  179,635
Preservation/14/        2004  $38,000      $2,920    $22,500       n/a         $  755,488

Balanced Wealth/13/     2003      n/a         n/a        n/a       n/a                n/a
                        2004  $38,000      $3,420    $14,900       n/a         $  748,388

Tax-Managed Balanced    2003  $22,800      $1,193    $ 9,000       n/a         $  179,575
Wealth/14/              2004  $38,000      $2,616    $26,000       n/a         $  758,684

Wealth Appreciation/13/ 2003      n/a         n/a        n/a       n/a                n/a
                        2004  $36,000      $3,340    $14,900       n/a         $  748,308

Tax-Managed Wealth      2003      n/a         n/a        n/a       n/a                n/a
Appreciation/13/        2004  $36,000      $2,840    $14,900       n/a         $  747,808

--------

See footnotes following Table 2.


   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to Alliance and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

   The amounts of the Fees for Non-Audit Services provided to the Fund, Alliance and Service Affiliates in Table 1 for each Fund that were subject to pre-approval by the Audit Committee for 2003 and 2004 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to Alliance and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

                                    TABLE 2


                              Fees for Non-Audit Services Provided
                                to the Fund, Alliance and Service
                              Affiliates Subject to Pre-Approval by   Portion Comprised   Portion Comprised
                                         Audit Committee            of Audit Related Fees    of Tax Fees
                              ------------------------------------- --------------------- -----------------
Americas Government      2003               $206,697                      $194,855             $11,842
Income/1/                2004               $278,094                      $253,290             $24,804

Corporate Bond/2/        2003               $  4,493                      $  1,024             $ 3,469
                         2004               $280,209                      $255,145             $25,064

Quality Bond/3/          2003               $104,107                      $100,751             $ 3,356
                         2004               $177,841                      $154,970             $22,871

U.S. Government/2/       2003               $  4,494                      $  1,138             $ 3,256
                         2004               $278,121                      $255,250             $22,871

U.S. Large Cap/4/        2003
                        06/30
                         2004                    n/a                           n/a                 n/a
                        09/30               $ 21,836                      $  6,936             $14,900
                         2004               $  9,620                      $  1,020             $ 8,600

Balanced Shares/5/       2003               $ 14,648                      $  1,348             $13,300
                         2004               $ 21,575                      $  3,175             $18,400

Value                    2003               $299,587                      $289,217             $10,370
                         2004               $175,280                      $155,145             $20,135

Small/Mid Cap Value      2003               $299,585                      $289,215             $10,370
                         2004               $169,280                      $155,145             $14,135

International Value      2003               $316,940                      $289,495             $27,445
                         2004               $180,980                      $155,625             $25,355

Global Value             2003               $299,741                      $289,050             $10,691
                         2004               $169,300                      $152,345             $16,955

Small Cap Growth/6/      2003               $302,653                      $289,900             $12,753
                         2004               $266,420                      $252,785             $13,635

Emerging Market/7/       2003               $388,604                      $388,604             $     0
                         2004               $187,227                      $156,423             $30,804

Exchange Reserves        2003               $749,559                      $  3,180             $ 4,038
                         2004               $793,268                      $  2,114             $ 4,500

Focused Growth & Income  2003               $299,768                      $288,302             $11,466
                         2004               $173,465                      $154,130             $19,335

Greater China            2003               $304,933                      $293,833             $11,100
                         2004               $267,945                      $254,466             $13,479

Global Health Care       2003                    n/a                           n/a                 n/a
                         2004               $269,010                      $252,960             $16,050

Growth & Income          2003               $ 23,310                      $  9,279             $14,031
                         2004               $ 21,135                      $  3,135             $18,000

                                  Fees for Non-Audit Services Provided
                                    to the Fund, Alliance and Service
                                  Affiliates Subject to Pre-Approval by   Portion Comprised   Portion Comprised
                                             Audit Committee            of Audit Related Fees    of Tax Fees
                                  ------------------------------------- --------------------- -----------------
Global Research Growth       2003                      n/a                           n/a               n/a
                             2004              $265,245/9/                   $251,400/9/           $13,845

Global Strategic Income      2003              $   410,861                   $   396,047           $14,814
                             2004              $   176,363                   $   153,325           $23,038

Global Technology/10/        2003              $   208,025                   $   193,100           $14,925
                             2004              $   270,831                   $   255,303           $15,528

High Yield/11/               2003              $     1,138                   $     1,138           $     0
                             2004              $   289,176                   $   259,173           $30,003

Real Estate Institutional    2003              $   401,545                   $   389,372           $12,173
                             2004              $   176,606                   $   152,603           $24,003

Premier Growth               2003              $   400,732                   $   389,267           $11,465
                             2004              $   169,973                   $   152,603           $17,370

International Growth         2003                      n/a                           n/a               n/a
                             2004              $273,500/9/                   $258,000/9/           $15,500

International Research       2003              $     5,859                   $    17,000           $22,859
  Growth/10/                 2004              $       750                   $    14,793           $15,543

Large Cap Growth/10/         2003              $    16,863                   $     2,800           $14,063
                             2004              $    16,108                   $     1,708           $14,400

Mid-Cap Growth/10/           2003              $    20,291                   $     5,053           $15,238
                             2004              $    16,350                   $     1,560           $14,790

AMIF -                       2003              $   408,441                   $   389,317           $19,124
California Portfolio         2004              $   183,100                   $   152,398           $30,702

AMIF -                       2003              $   397,049                   $   389,278           $ 7,771
Insured California Portfolio 2004              $   163,591                   $   152,398           $11,193

AMIF -                       2003              $   401,809                   $   389,298           $12,511
National Portfolio           2004              $   172,019                   $   152,398           $19,621

AMIF -                       2003              $   397,115                   $   389,277           $ 7,838
Insured National Portfolio   2004              $   163,840                   $   152,398           $11,442

AMIF -                       2003              $   401,166                   $   389,295           $11,871
New York Portfolio           2004              $   171,407                   $   152,398           $19,009

AMIF II -                    2003              $   301,138                   $   289,916           $11,222
Arizona Portfolio            2004              $   266,328                   $   252,153           $14,175

AMIF II -                    2003              $   302,132                   $   289,917           $12,215
Florida Portfolio            2004              $   266,328                   $   252,153           $14,175

AMIF II -                    2003              $   299,896                   $   289,908           $ 9,988
Massachusetts Portfolio      2004              $   266,328                   $   252,153           $14,175

AMIF II -                    2003              $   299,760                   $   289,914           $ 9,846
Michigan Portfolio           2004              $   266,328                   $   252,153           $14,175

                             Fees for Non-Audit Services Provided
                               to the Fund, Alliance and Service
                             Affiliates Subject to Pre-Approval by   Portion Comprised   Portion Comprised
                                        Audit Committee            of Audit Related Fees    of Tax Fees
                             ------------------------------------- --------------------- -----------------
AMIF II -               2003               $298,113                      $289,908             $ 8,205
Minnesota Portfolio     2004               $266,328                      $252,153             $14,175

AMIF II -               2003               $301,862                      $289,896             $11,966
New Jersey Portfolio    2004               $266,328                      $252,153             $14,175

AMIF II -               2003               $263,487                      $252,914             $10,573
Ohio Portfolio          2004               $266,328                      $252,153             $14,175

AMIF II -               2003               $300,676                      $289,914             $10,762
Pennsylvania Portfolio  2004               $266,328                      $252,153             $14,175

AMIF II -               2003               $300,291                      $289,914             $10,377
Virginia Portfolio      2004               $266,328                      $252,153             $14,175

Multi-Market Strategy   2003               $407,861                      $393,047             $14,814
                        2004               $176,328                      $153,290             $23,038

Real Estate             2003               $305,549                      $289,527             $16,022
                        2004               $168,611                      $153,080             $15,531

Utility Income          2003               $ 27,954                      $  3,346             $24,608
                        2004               $ 18,460                      $  1,560             $16,900

Growth/12/              2003               $ 19,984                      $  5,760             $14,224
                        2004               $ 17,960                      $  3,060             $14,900

Wealth Preservation/13/ 2003                    n/a                           n/a                 n/a
                        2004               $ 18,320                      $  3,420             $14,900

Tax-Managed Wealth      2003               $ 10,253                      $  1,253             $ 9,000
Preservation/14/        2004               $ 25,420                      $  2,920             $22,500

Balanced Wealth/13/     2003                    n/a                           n/a                 n/a
                        2004               $ 18,320                      $  3,420             $14,900

Tax-Managed Balanced    2003               $ 10,193                      $  1,193             $ 9,000
Wealth/14/              2004               $ 28,616                      $  2,616             $26,000

Wealth Appreciation/13/ 2003                    n/a                           n/a                 n/a
                        2004               $ 18,240                      $  3,340             $14,900

Tax-Managed Wealth      2003                    n/a                           n/a                 n/a
Appreciation/13/        2004               $ 17,740                      $  2,840             $14,900

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

/1/ During the course of calendar year 2003, the Fund changed its fiscal year-end from November 30 to September 30. Fees for 2003 are for the period December 1, 2002 through September 30, 2003.

/2 /During the course of calendar year 2003, the Portfolio changed its fiscal year end from June 30 to September 30. Fees for 2003 are for the period July 1, 2003 through September 30, 2003.

/3 /During the course of calendar year 2003, the Fund changed its fiscal year end from June 30 to October 31. Fees for 2003 are for the period July 1, 2003 through October 31, 2003.

/4 /During the course of calendar year 2004, the Fund changed its fiscal year end from June 30 to September 30. Fees for September 30, 2004 are for the period July 1, 2004 through September 30, 2004.


/5 /During the course of calendar year 2003, the Fund changed its fiscal year-end from July 31 to November 30. Fees for 2003 are for the period August 1, 2003 through November 30, 2003.

/6 /The fiscal year 2003 was comprised of only ten calendar months due to a change in fiscal year end from September 30 to July 31.


/7 /During the course of calendar year 2003, the Fund changed its fiscal year from August 31 to October 31. Fees for 2003 are for the period September 1, 2003 through October 31, 2003.


/8 /Includes SAS 70 fees and professional services fees for multiple class testing of $3,100 and $1,350, respectively, for the year ended 2003, which were paid to Ernst & Young.

/9 /Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.

/10 /The fiscal year 2003 was comprised of only eight calendar months due to a change in fiscal year end from November 30 to July 31.


/11 /During the course of calendar year 2003, the Fund changed its fiscal year end from August 31 to September 30. Fees for 2003 are for the period September 1, 2003 through September 30, 2003.


/12 /The fiscal year 2003 was comprised of only nine calendar months due to a change in fiscal year end from October 31 to July 31.

/13 /The Fund commenced operations on September 2, 2003.

/14 /During the course of calendar year 2003, the Fund changed its fiscal year end from April 30 to August 31. Fees for 2003 are for the period May 1, 2003 through August 31, 2003.

Part IV - Proxy Voting and Stockholder Meetings


   All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of each of the nominees as a Director for a Fund (Proposal One), (ii) to approve the amendment and restatement of each Fund's charter (Proposal Two), (iii) for the amendment, elimination, or reclassification of certain of a Fund's fundamental investment restrictions (Proposal Three (3.A. - 3.Z.1.)), (iv) for the reclassification of a Fund's investment objective as non-fundamental (Proposal Four (4.A.)), and for reclassification as non-fundamental and changes to certain of the Funds' investment objectives (Proposal Four (4.B.)). Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.



   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the approval of Proposal One requires the affirmative vote of a plurality of the votes cast. The approval of Proposal Two requires the affirmative vote of a majority of the votes entitled to be cast for each of Americas Government Income, Balanced Shares, ABSS, ABF, ACF, Emerging Market, Focused Growth & Income, Global Research Growth, Global Strategic Income, Global Technology, Greater China, Growth & Income, Global Health Care, High Yield, AIF, International Growth, International Research Growth, Large Cap Growth, Mid-Cap Growth, Multi-Market Strategy, AMIF, Real Estate, and Utility Income. The approval of Proposals Three and Four requires a 1940 Act Majority or the affirmative vote of the holders of a "majority of the outstanding voting securities," of a Fund, as defined in the 1940 Act, which means the lesser of
(i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes, if any, will be considered present for purposes of determining the existence of a quorum. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, Proposal Three, and Proposal Four, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those Proposals. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other Proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.



   With respect to each of Americas Government Income, ABSS, ABF, Emerging Market, Focused Growth & Income, Global Research Growth, Global Strategic Income, Greater China, Global Health Care, High Yield, AIF, International Growth, International Research Growth, Large Cap Growth, Multi-Market Strategy, AMIF, Real Estate, and Utility Income, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of a Fund's shares entitled to vote at the Meeting. With respect to Balanced Shares, ACF, Exchange Reserves, Growth & Income, Global Technology, Mid-Cap Growth, and AMIF II, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of a Fund's shares issued and outstanding and entitled to vote at the Meeting. With respect to ABT, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 40% of the Fund's shares entitled to vote at the Meeting. With respect to TAP, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of 30% of the Fund's shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting for any Fund, if sufficient votes in favor of the position recommended by the Boards on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the applicable Board on a Proposal will be voted against adjournment as to that Proposal.


   The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on the election of the same Directors. Stockholders of each Fund will vote separately on each Proposal for their Fund and on any other business that may properly come before the Meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on any Proposal or any other matter by the stockholders of another Fund.



   Alliance has engaged Computershare Fund Services, Inc., 280 Oser Avenue, Hauppauge, N.Y. 11788, to assist in soliciting proxies for the Meeting. It is estimated that Computershare will receive a fee of $3.9 million for its services, to be paid by the Funds plus reimbursement of out-of-pocket expenses.


Part V - Other Information

                             Officers of the Funds


   Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected by the respective Board and serve for a term of one year and until his or her successor is duly elected and qualifies. The earliest date for which an officer was elected to serve in that capacity is presented below.



Name, Address and          Position(s)
  Date of Birth      (Month and Year Elected)       Principal Occupation during the past 5 years
-----------------    ------------------------       --------------------------------------------
Marc O. Mayer      President and Chief Executive See biography on page 13.
10/2/57            Officer,
                   All Funds
                   11/03

Philip L. Kirstein Senior Vice President and     Senior Vice President and Independent
5/29/45            Independent Compliance        Compliance Officer of the AllianceBernstein
                   Officer,                      Funds, with which he has been associated since
                   All Funds                     October 2004. Prior thereto, he was Of Counsel to
                   10/04                         Kirkpatrick & Lockhart, LLP from October 2003
                                                 to October 2004, and General Counsel of Merrill
                                                 Lynch Investment Managers, L.P. since prior to
                                                 2000 until March 2003.

Mark D. Gersten    Treasurer and                 Senior Vice President of Alliance Global Investor
10/4/50            Chief Financial Officer,      Services, Inc. ("AGIS"),** and a Vice President of
                   All Funds                     AllianceBernstein Investment Research and
                   10/85                         Management, Inc.,** with which he has been
                                                 associated since prior to 2000.

Thomas R. Manley   Controller,                   Vice President of ACMC,** with which he has
8/3/51             Exchange Reserves             been associated since prior to 2000.
                   AMIF
                   AMIF II
                   4/99

Name, Address and         Position(s)
  Date of Birth     (Month and Year Elected)      Principal Occupation during the past 5 years
-----------------   ------------------------      --------------------------------------------
 Vincent S. Noto  Controller,                   Vice President of AGIS,** with which he has been
 12/14/64         for all Funds except Exchange associated since prior to 2000.
                  Reserves, AMIF and AMIF II
                  4/94

 Mark R. Manley   Secretary                     Senior Vice President, Deputy General Counsel
 10/23/62         All Funds                     and Chief Compliance Officer of ACMC,** with
                  11/03                         which he has been associated since prior to 2000.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

                                STOCK OWNERSHIP

   Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of a Fund's share (or class of shares, if applicable) on August 4, 2005 is provided in Appendix E.

     INFORMATION AS TO THE INVESTMENT ADVISER AND DISTRIBUTOR OF THE FUNDS


   Each Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Funds. Each Fund's distributor is AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105.


                            SUBMISSION OF PROPOSALS
                       FOR NEXT MEETING OF STOCKHOLDERS

   The Funds do not hold stockholder meetings annually. Any stockholder who wishes to submit a Proposal to be considered at a Fund's next meeting of stockholders should send the Proposal to the Fund so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting (or in accordance with any advance notice in the Bylaws then in effect), in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS


   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investment Research and Management at (800) 227-4618 or write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                                  By Order of the Boards of
                                                    Directors,

                                                  Mark R. Manley
                                                  Secretary


September 6, 2005

New York, New York

                                  APPENDIX A

                           OUTSTANDING VOTING SHARES

   A list of the outstanding voting shares for each of the Funds as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the Meeting.


               Maryland Corporations

           Fund Name                     Number of Outstanding Shares
           ---------                     ----------------------------
           Americas Government Income              206,685,019
           Balanced Shares                         106,142,647
           ABSS                                     13,152,841
           ABF                                     191,987,818
           ACF                                      17,652,785
           Emerging Market                          41,543,181
           Focused Growth & Income                  31,175,867
           Global Health Care                       14,358,526
           Global Research Growth                    4,530,093
           Global Strategic Income                  11,765,607
           Global Technology                        40,669,689
           Greater China                             3,893,523
           Growth & Income                       1,534,446,735
           High Yield                               52,664,757
           International Growth                     32,699,633
           International Research Growth            23,244,468
           AIF                                      59,387,529
           Large Cap Growth                        202,542,726
           Mid-Cap Growth                          127,909,416
           Multi-Market Strategy                    30,543,439
           AMIF                                194,600,856,268
           Real Estate                              65,285,427
           Utility Income                           13,761,198

           Massachusetts Business Trusts
           ABT                                 251,660,973,467
           Exchange Reserves                       493,572,044
           AMIF II                             140,458,174,738
           TAP                                 124,836,115,684

                                  APPENDIX B

                  ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Funds

   The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.


                                                                     Aggregate Dollar Range
                                                                    of Equity Securities in
                                                                        the Funds in the
                   Dollar Range of Equity Securities in a Fund   AllianceBernstein Fund Complex
                              as of August 12, 2005                  as of August 12, 2005
                 ----------------------------------------------- ------------------------------
Ruth Block       Americas Government Income:       Over $100,000         Over $100,000
                 ABSS:                                      None
                 ABF:                              Over $100,000
                 Balanced Shares:                           None
                 ABT:                           $ 10,001-$50,000
                 ACF:                           $ 10,001-$50,000
                 Emerging Market:                           None
                 Exchange Reserves:                         None
                 Focused Growth & Income:       $ 10,001-$50,000
                 Greater China:                             None
                 Global Health Care:                        None
                 Growth & Income:                           None
                 Global Research Growth:                    None
                 Global Strategic Income:          Over $100,000
                 Global Technology:             $50,001-$100,000
                 High Yield:                                None
                 International Growth:          $ 10,001-$50,000
                 International Research Growth:             None
                 AIF:                                       None
                 Large Cap Growth:              $50,001-$100,000
                 Mid-Cap Growth:                   Over $100,000
                 AMIF:                                      None
                 AMIF II:                                   None
                 Multi-Market Strategy:                     None
                 Real Estate:                               None
                 Utility Income:                            None
                 TAP:                              Over $100,000

David H. Dievler Americas Government Income:    $ 10,001-$50,000         Over $100,000
                 ABSS:                                      None
                 ABF:                              Over $100,000
                 Balanced Shares:                           None
                 ABT:                           $50,001-$100,000
                 ACF:                           $ 10,001-$50,000
                 Emerging Market:                           None
                 Exchange Reserves:             $ 10,001-$50,000
                 Focused Growth & Income:                   None
                 Greater China:                             None
                 Global Health Care:               Over $100,000

                                                                      Aggregate Dollar Range
                                                                     of Equity Securities in
                                                                         the Funds in the
                    Dollar Range of Equity Securities in a Fund   AllianceBernstein Fund Complex
                               as of August 12, 2005                  as of August 12, 2005
                  ----------------------------------------------- ------------------------------
                  Growth & Income:                  Over $100,000
                  Global Research Growth:                    None
                  Global Strategic Income:          Over $100,000
                  Global Technology:             $ 10,001-$50,000
                  High Yield:                                None
                  International Growth:             Over $100,000
                  International Research Growth:             None
                  AIF:                                       None
                  Large Cap Growth:              $50,001-$100,000
                  Mid-Cap Growth:                   Over $100,000
                  AMIF:                          $50,001-$100,000
                  AMIF II:                          Over $100,000
                  Multi-Market Strategy:                     None
                  Real Estate:                               None
                  Utility Income:                            None
                  TAP:                                       None

John H. Dobkin    Americas Government Income:                None         Over $100,000
                  ABSS:                                      None
                  ABF:                                       None
                  Balanced Shares:                           None
                  ABT:                              Over $100,000
                  ACF:                           $ 10,001-$50,000
                  Emerging Market:                           None
                  Exchange Reserves:             $ 10,001-$50,000
                  Focused Growth & Income:                   None
                  Greater China:                             None
                  Global Health Care:            $50,001-$100,000
                  Growth & Income:                  Over $100,000
                  Global Research Growth:                    None
                  Global Strategic Income:                   None
                  Global Technology:             $ 10,001-$50,000
                  High Yield:                                None
                  International Growth:          $ 10,001-$50,000
                  International Research Growth:             None
                  AIF:                                       None
                  Large Cap Growth:                 Over $100,000
                  Mid-Cap Growth:                            None
                  AMIF:                                      None
                  AMIF II:                                   None
                  Multi-Market Strategy:                     None
                  Real Estate:                               None
                  Utility Income:                            None
                  TAP:                              Over $100,000

Michael J. Downey Americas Government Income:                None         Over $100,000
                  ABSS:                          $ 10,001-$50,000
                  ABF:                                       None

                                                                         Aggregate Dollar Range
                                                                        of Equity Securities in
                                                                            the Funds in the
                       Dollar Range of Equity Securities in a Fund   AllianceBernstein Fund Complex
                                  as of August 12, 2005                  as of August 12, 2005
                      ---------------------------------------------- ------------------------------
                      Balanced Shares:                          None
                      ABT:                           $10,001-$50,000
                      ACF:                                      None
                      Emerging Market:                          None
                      Exchange Reserves:                        None
                      Focused Growth & Income:                  None
                      Greater China:                            None
                      Global Health Care:                       None
                      Growth & Income:                          None
                      Global Research Growth:                   None
                      Global Strategic Income:                  None
                      Global Technology:                        None
                      High Yield:                    $10,001-$50,000
                      International Growth:                     None
                      International Research Growth:            None
                      AIF:                                      None
                      Large Cap Growth:                         None
                      Mid-Cap Growth:                $10,001-$50,000
                      AMIF:                                     None
                      AMIF II:                                  None
                      Multi-Market Strategy:                    None
                      Real Estate:                              None
                      Utility Income:                           None
                      TAP:                                      None

William H. Foulk, Jr. Americas Government Income:               None         Over $100,000
                      ABSS:                                     None
                      ABF:                                      None
                      Balanced Shares:                          None
                      ABT:                                      None
                      ACF:                           $10,001-$50,000
                      Emerging Market:                          None
                      Exchange Reserves:                        None
                      Focused Growth & Income:                  None
                      Greater China:                            None
                      Global Health Care:                       None
                      Growth & Income:                          None
                      Global Research Growth:                   None
                      Global Strategic Income:                  None
                      Global Technology:             $10,001-$50,000
                      High Yield:                               None
                      International Growth:          $10,001-$50,000
                      International Research Growth:            None
                      AIF:                                      None
                      Large Cap Growth:              $10,001-$50,000
                      Mid-Cap Growth:                $10,001-$50,000
                      AMIF:                                     None
                      AMIF II:                                  None

                                                                   Aggregate Dollar Range
                                                                  of Equity Securities in
                                                                      the Funds in the
                Dollar Range of Equity Securities in a Fund    AllianceBernstein Fund Complex
                           as of August 12, 2005                   as of August 12, 2005
              -----------------------------------------------  ------------------------------
              Multi-Market Strategy:                     None
              Real Estate:                               None
              Utility Income:                            None
              TAP:                                 $1-$10,000

D. James Guzy Americas Government Income:                None         $10,001-$50,000
              ABSS:                                      None
              ABF:                                       None
              Balanced Shares:                           None
              ABT:                                       None
              ACF:                                       None
              Emerging Market:                           None
              Exchange Reserves:                         None
              Focused Growth & Income:                   None
              Greater China:                             None
              Global Health Care:                        None
              Growth & Income:                           None
              Global Research Growth:                    None
              Global Strategic Income:                   None
              Global Technology:              $10,001-$50,000
              High Yield:                                None
              International Growth:                      None
              International Research Growth:             None
              AIF:                                       None
              Large Cap Growth:                          None
              Mid-Cap Growth:                            None
              AMIF:                                      None
              AMIF II:                                   None
              Multi-Market Strategy:                     None
              Real Estate:                               None
              Utility Income:                            None
              TAP:                                       None

Marc O. Mayer Americas Government Income:                None           Over $100,000
              ABSS:                                      None
              ABF:                            $10,001-$50,000
              Balanced Shares:                $10,001-$50,000
              ABT:                              Over $100,000*
              ACF:                                       None
              Emerging Market:                     $1-$10,000
              Exchange Reserves:                         None
              Focused Growth & Income:                   None
              Greater China:                             None
              Global Health Care:                  $1-$10,000
              Growth & Income:               $50,001-$100,000
              Global Research Growth:                    None
              Global Strategic Income:             $1-$10,000
              Global Technology:                         None

                                                                             Aggregate Dollar Range
                                                                            of Equity Securities in
                                                                                the Funds in the
                          Dollar Range of Equity Securities in a Fund    AllianceBernstein Fund Complex
                                     as of August 12, 2005                   as of August 12, 2005
                        -----------------------------------------------  ------------------------------
                        High Yield:                    $      1-$10,000
                        International Growth:                      None
                        International Research Growth:             None
                        AIF:                              Over $100,000*
                        Large Cap Growth:                          None
                        Mid-Cap Growth:                   Over $100,000*
                        AMIF:                                      None
                        AMIF II:                                   None
                        Multi-Market Strategy:                     None
                        Real Estate:                               None
                        Utility Income:                            None
                        TAP:                              Over $100,000

Marshall C. Turner, Jr. Americas Government Income:                None          Over $100,000
                        ABSS:                                      None
                        ABF:                                       None
                        Balanced Shares:                           None
                        ABT:                           $50,001-$100,000
                        ACF:                                       None
                        Emerging Market:                           None
                        Exchange Reserves:                         None
                        Focused Growth & Income:                   None
                        Greater China:                             None
                        Global Health Care:                        None
                        Growth & Income:                           None
                        Global Research Growth:                    None
                        Global Strategic Income:                   None
                        Global Technology:             $50,001-$100,000
                        High Yield:                                None
                        International Growth:                      None
                        International Research Growth:             None
                        AIF:                                       None
                        Large Cap Growth:                          None
                        Mid-Cap Growth:                            None
                        AMIF:                                      None
                        AMIF II:                                   None
                        Multi-Market Strategy:                     None
                        Real Estate:                               None
                        Utility Income:                            None
                        TAP:                           $ 10,001-$50,000

--------
*  Includes unvested ownership amounts through Alliance Deferred Compensation
   Plan.

Compensation From the Funds

   The aggregate compensation paid by a Fund to the Directors during the Fund's respective fiscal year ended in either 2004 or 2005, the aggregate compensation paid to the Directors during calendar year 2004 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors.


                                                                               Number of            Number of
                                                                              Investment           Investment
                                                                           Companies in the     Portfolios within
                                                          Compensation     AllianceBernstein  the AllianceBernstein
                                                            from the         Fund Complex,        Fund Complex,
                                                       AllianceBernstein     including the        including the
                                                         Fund Complex,    Funds, as to which   Funds, as to which
                 Compensation from a Fund during         including the     the Director is a    the Director is a
Name of Director its Fiscal Year ended in 2004 or 2005 Funds, during 2004 Director or Trustee  Director or Trustee
---------------- ------------------------------------- ------------------ ------------------- ---------------------
Ruth Block       $ 2,200    Americas Government
                            Income                          $223,200              39                   105
                 $ 2,200    ABSS
                 $ 2,201    Corporate Bond
                 $ 2,943    Quality Bond
                 $ 2,201    U.S. Government
                 $ 2,776    Balanced Shares
                 $11,102    ABT
                 $ 4,117    ACF
                 $ 2,943    Emerging Market
                 $ 2,200    Exchange Reserves
                 $ 2,776    Focused Growth & Income
                 $ 3,556    Global Health Care
                 $ 2,943    Growth & Income
                 $   761    Global Research Growth
                 $ 2,943    Global Strategic Income
                 $ 2,200    High Yield
                 $ 2,943    AIF
                 $ 3,556    International Growth
                 $ 2,862    International Research
                            Growth
                 $ 3,237    Large Cap Growth
                 $ 2,986    Mid-Cap Growth
                 $ 2,945    AMIF
                 $ 2,202    AMIF II
                 $ 2,943    Multi-Market Strategy
                 $ 2,776    Real Estate
                 $ 2,776    Utility Income
                 $17,274    TAP - all Funds except
                            Growth
                 $ 2,986    Growth

David H. Dievler $ 2,179    Americas Government
                            Income                          $268,250              41                   107
                 $ 2,179    ABSS
                 $ 2,180    Corporate Bond
                 $ 2,922    Quality Bond
                 $2, 180    U.S. Government
                 $ 2,755    Balanced Shares
                 $11,018    ABT
                 $ 4,102    ACF
                 $ 2,922    Emerging Market

                                                                               Number of            Number of
                                                                              Investment           Investment
                                                                           Companies in the     Portfolios within
                                                          Compensation     AllianceBernstein  the AllianceBernstein
                                                            from the         Fund Complex,        Fund Complex,
                                                       AllianceBernstein     including the        including the
                                                         Fund Complex,    Funds, as to which   Funds, as to which
                 Compensation from a Fund during         including the     the Director is a    the Director is a
Name of Director its Fiscal Year ended in 2004 or 2005 Funds, during 2004 Director or Trustee  Director or Trustee
---------------- ------------------------------------- ------------------ ------------------- ---------------------
                 $ 2,179    Exchange Reserves
                 $ 2,755    Focused Growth & Income
                 $ 2,474    Greater China
                 $ 3,545    Global Health Care
                 $ 2,922    Growth & Income
                 $   761    Global Research Growth
                 $ 2,922    Global Strategic Income
                 $24,428    Global Technology
                 $ 2,179    High Yield
                 $ 2,922    AIF
                 $ 3,545    International Growth
                 $ 2,847    International Research
                            Growth
                 $ 3,222    Large Cap Growth
                 $ 5,734    Mid-Cap Growth
                 $ 2,924    AMIF
                 $ 2,171    AMIF II
                 $ 2,922    Multi-Market Strategy
                 $ 2,755    Real Estate
                 $ 2,755    Utility Income
                 $17,180    TAP - all Funds except
                            Growth
                 $ 2,971    Growth

 John H. Dobkin  $ 2,187    Americas Government
                            Income                          $252,900              39                   105
                 $ 2,187    ABSS
                 $ 2,188    Corporate Bond
                 $ 2,930    Quality Bond
                 $ 2,188    U.S. Government
                 $ 2,763    Balanced Shares
                 $11,050    ABT
                 $ 4,107    ACF
                 $ 2,930    Emerging Market
                 $ 2,187    Exchange Reserves
                 $ 2,763    Focused Growth & Income
                 $ 3,549    Global Health Care
                 $ 2,930    Growth & Income
                 $   761    Global Research Growth
                 $ 2,930    Global Strategic Income
                 $     0    Global Technology
                 $ 2,187    High Yield
                 $ 2,930    AIF
                 $ 3,549    International Growth
                 $ 2,852    International Research
                            Growth

                                                                                Number of            Number of
                                                                               Investment           Investment
                                                                            Companies in the     Portfolios within
                                                           Compensation     AllianceBernstein  the AllianceBernstein
                                                             from the         Fund Complex,        Fund Complex,
                                                        AllianceBernstein     including the        including the
                                                          Fund Complex,    Funds, as to which   Funds, as to which
                  Compensation from a Fund during         including the     the Director is a    the Director is a
Name of Director  its Fiscal Year ended in 2004 or 2005 Funds, during 2004 Director or Trustee  Director or Trustee
----------------  ------------------------------------- ------------------ ------------------- ---------------------
                  $ 3,102    Large Cap Growth
                  $ 5,614    Mid-Cap Growth
                  $ 2,931    AMIF
                  $ 2,184    AMIF II
                  $ 2,930    Multi-Market Strategy
                  $ 2,763    Real Estate
                  $ 2,763    Utility Income
                  $17,213    TAP - all Funds except
                             Growth
                  $ 2,852    Growth

Michael J. Downey $     0    Americas Government
                             Income                          $      0              36                    80
                  $     0    ABSS
                  $     0    ABF
                  $     0    Balanced Shares
                  $     0    ABT
                  $     0    ACF
                  $     0    Emerging Market
                  $     0    Exchange Reserves
                  $     0    Focused Growth & Income
                  $     0    Global Health Care
                  $     0    Growth & Income
                  $     0    Global Research Growth
                  $     0    Global Strategic Income
                  $     0    High Yield
                  $     0    AIF
                  $     0    International Growth
                  $     0    International Research
                             Growth
                  $     0    Large Cap Growth
                  $     0    AMIF
                  $     0    AMIF II
                  $     0    Real Estate
                  $     0    Utility Income

William H.        $ 3,483    Americas Government
  Foulk, Jr.                 Income                          $465,250              42                   108
                  $ 3,482    ABSS
                  $ 3,483    Corporate Bond
                  $ 4,514    Quality Bond
                  $ 3,483    U.S. Government
                  $ 4,346    Balanced Shares
                  $17,385    ABT
                  $ 5,406    ACF
                  $ 4,514    Emerging Market

                                                                               Number of            Number of
                                                                              Investment           Investment
                                                                           Companies in the     Portfolios within
                                                          Compensation     AllianceBernstein  the AllianceBernstein
                                                            from the         Fund Complex,        Fund Complex,
                                                       AllianceBernstein     including the        including the
                                                         Fund Complex,    Funds, as to which   Funds, as to which
                 Compensation from a Fund during         including the     the Director is a    the Director is a
Name of Director its Fiscal Year ended in 2004 or 2005 Funds, during 2004 Director or Trustee  Director or Trustee
---------------- ------------------------------------- ------------------ ------------------- ---------------------
                 $ 3,483    Exchange Reserves
                 $ 4,346    Focused Growth & Income
                 $ 3,779    Greater China
                 $ 4,849    Global Health Care
                 $ 4,514    Growth & Income
                 $   761    Global Research Growth
                 $ 4,514    Global Strategic Income
                 $25,733    Global Technology
                 $ 3,483    High Yield
                 $ 4,514    AIF
                 $ 4,849    International Growth
                 $ 4,151    International Research
                            Growth
                 $ 4,526    Large Cap Growth
                 $ 4,275    Mid-Cap Growth
                 $ 4,519    AMIF
                 $ 3,483    AMIF II
                 $ 4,514    Multi-Market Strategy
                 $ 4,346    Real Estate
                 $ 4,346    Utility Income
                 $24,999    TAP all Funds except
                            Growth
                 $ 4,276    Growth

 D. James Guzy   $27,350    Global Technology               $25,350                1                    1

 Marc O. Mayer   $     0                                    $     0               37                   82

 Marshall C.
   Turner, Jr.   $27,850    Global Technology               $25,350                1                    1

                                  APPENDIX C
                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER
                                      FOR
            REGISTERED INVESTMENT COMPANIES IN THE ALLIANCE COMPLEX
                              (EACH, A "COMPANY")

   The Board of Directors/Trustees (the "Board") of the Company, has adopted this Charter to govern the activities of the Governance and Nominating Committee (the "Committee") of the Board. This Charter supersedes the Nominating Committee Charter previously adopted by the Board.

Statement of Purposes and Responsibilities

   The purpose of the Committee is to assist the Board in carrying out its responsibilities with respect to governance of the Company and the selection, nomination, evaluation and compensation of members of the Board in accordance with applicable laws, regulations, stock exchange requirements and industry best practices. The primary responsibilities of the Committee are:

  . to monitor and evaluate industry and legal developments affecting corporate governance and recommend from time to time appropriate policies and procedures for adoption by the Board;

  . to monitor, evaluate and make recommendations to the Board with respect to the structure, size and functioning of the Board and its committees;

  . to identify, consider and recommend to the Board for nomination and re-nomination individuals who are qualified to become and continue as members of the Board or its committees, and to propose qualifications, policies and procedures relating thereto, including modifications to those set forth in the Company's Bylaws, resolutions of the Board and this Charter;

  . to assist the Board in establishing standards and policies for continuing Board membership and procedures for the evaluation of the performance of the Board and its committees;

  . to review and make recommendations to the Board regarding compensation of Board and committee members and staffing for Board and committee chairmen; and

  .   review and recommend to the Board appropriate insurance coverage.

Organization and Operation

   The Committee shall be composed of as many members as the Board shall determine in accordance with the Company's Bylaws, but in any event not less than two. The Committee must consist entirely of Board members who are not "interested persons" of the Company ("Independent Directors"), as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

   Committee meetings shall be held in accordance with the Company's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Company's Bylaws or the Board may otherwise provide, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting.

   The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to subcommittees of the Committee, which may consist of one or more members.

   The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

                           Governance and Evaluation

   The Committee will assist the Board in vetting the independence of Board members and the financial expertise of Audit Committee members. It will review and make recommendations to the Board from time to time on corporate governance matters, such as:

  . size of the Board and desired qualifications and expertise of Board members;

  .   appropriate Board committees, their size and membership;

  .   scheduling, agendas and minuting of Board and committee meetings;

  . adequacy and timeliness of information provided to the Board and committees;

  . expectations of Board members, including attendance at meetings, continuing education and ownership of shares of the Company;

  .   periodic evaluations of Board and committee performance; and

  . retirement, rotation and re-nomination policies for Board and committee members.

Nominations for Board Membership

   The Committee will identify, evaluate and recommend to the Board candidates for membership on the Board in accordance with policies and procedures of the Company in effect from time to time. The Committee may, but is not required to, retain a third party search firm at the Company's expense to identify potential candidates.

Qualifications for Nominees to the Board

   The Committee may take into account a wide variety of factors in considering candidates for membership on the Board, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Company; (vii) the candidate's ability to qualify as an Independent Director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Company; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board's policy that Board members normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by the Company's investment adviser or its affiliates.

Identification of Nominees

   In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Company's current Board members, (ii) the Company's officers, (iii) the Company's investment adviser(s), (iv) the Company's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates.

Consideration of Candidates Recommended by Shareholders

   The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted will not be considered by the Committee).

Compensation and Insurance

   The Committee shall evaluate periodically, and make recommendations to the Board with respect to, the level and structure of the compensation of Board members (including compensation for serving on committees of the Board or as chairman or co-chairman of the Board or a committee) and the appropriateness and level of staffing for the Chairman of the Board and committee chairmen. The Committee shall consider, to the extent reasonably available, industry practices for compensation of members and chairmen of boards and committees and in providing staff to such chairmen.

   The Committee shall also evaluate periodically and make recommendations to the Board with respect to the adequacy and appropriateness of insurance coverage and premiums.

                                                                     Appendix A

          Procedures for the Committee's Consideration of Candidates
                           Submitted by Shareholders

                 (Amended and restated as of February 8, 2005)

   A candidate for nomination as a Board member submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

    1. A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 5% of the Company's common stock or shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

    2. The Nominating Shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

    3. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. If an annual meeting of shareholders was not held in the previous year, the Shareholder Recommendation must be so delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by any other means deemed by the Committee or the Board to be reasonably calculated to inform shareholders.

    4. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Company (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected;
       (iii) the written and signed agreement of the candidate to complete a directors'/trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's name as it appears on the Company's books and consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Shareholder and each such Associated Person of the Nominating Shareholder; and (vi) a description of all arrangements or understandings between the Nominating

       Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder or any person required to be identified pursuant to clause (vi).

    5. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

                                  APPENDIX D

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

                        [                             ]

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

   1. [              ], a Maryland corporation (the "Corporation"), desires to
amend and restate its charter as currently in effect and as hereinafter amended.

   2. The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

       FIRST: (1) The name of the incorporator is [              ].

             (2) The incorporator's post office address is [              ].

             (3) The incorporator is over eighteen years of age.

             (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

       SECOND: The name of the corporation (hereinafter called the
"Corporation") is [              ]

       THIRD: (1) The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company.

             (2) The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

       FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202 in care of The Corporation Trust Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, a Maryland corporation.

       FIFTH: (1) The Corporation is authorized to issue [        ]
([        ]) shares, all of which shall be Common Stock, $[  ] par value per
share (the "Common Stock"), and having an aggregate par value of [        ]
dollars ($[        ]), classified and designated as follows:

                           Class [    ] Class [    ] Class [    ] Class [    ]
      Name of Series       Common Stock Common Stock Common Stock Common Stock
      --------------       ------------ ------------ ------------ ------------

   [Portfolio] and any other portfolio hereafter established are each referred
to herein as a "Series." The Class [      ] Common Stock of a Series, the Class
[      ] Common Stock of a Series, the Class [      ] Common Stock of a Series,
the Class [      ] Common Stock of a Series and any Class of a Series hereafter established are each referred herein as a "Class." If shares of one Series or Class of stock are classified or reclassified into shares of another Series or Class of stock pursuant to this Article FIFTH, paragraph (2), the number of authorized shares of the former Series or Class shall be automatically decreased and the number of shares of the latter Series or Class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all Series and Classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article FIFTH, paragraph (1).

             (2) The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more Series or Classes of stock. The Board of Directors may reclassify any previously classified but unissued shares of any Series or Class of stock from time to time in one or more Series or Class of stock.

Prior to issuance of classified or reclassified shares of any Series or Class, the Board of Directors by resolution shall: (a) designate that Series or Class to distinguish it from all other Series or Classes of stock of the Corporation;
(b) specify the number of shares to be included in the Series or Class; (c) set or change, subject to the express terms of any Series or Class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each Series or Class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any Series or Class of stock set or changed pursuant to clause
(c) of this paragraph (2) may be made dependent upon facts or events ascertainable outside the charter of the Corporation (the "Charter"), including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such Series or Class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

             (3) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each Series or Class of the Corporation's stock shall be determined separately from those of each other Series or Class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from Series to Series or Class to Class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Assets"), such General Assets shall be allocated by or under the direction of the Board of Directors to and among one or more Series and Classes in such a manner and on such basis as the Board of Directors in its sole discretion shall determine.

             (4) Except as otherwise provided herein, all consideration received by the Corporation for the issuance or sale of shares of a Series or Class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof and any General Assets allocated to such Series or Class, shall irrevocably belong to that Series or Class for all purposes, subject only to any automatic conversion of one Series or Class of stock into another, as hereinafter provided for, and to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation, and are herein referred to as "assets belonging to" such Series or Class.

             (5) The assets belonging to each Series or Class shall be charged with the debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to such Series or Class and with such Series' or Class' share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such Series or Class bears to the net asset value of all Series and Classes or as otherwise determined by the Board of Directors in accordance with applicable law. The determination of the Board of Directors shall be conclusive as to the allocation of debts, liabilities, obligations and expenses, including accrued expenses and reserves, to a Series or Class. The debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to a Series or Class are enforceable with respect to that Series or Class only and not against the assets of the Corporation generally or any other Series or Class of stock of the Corporation.

             (6) The assets attributable to the Classes of a Series shall be invested in the same investment portfolio of the Corporation, and notwithstanding the foregoing provisions of paragraphs (4) and (5) of this Article FIFTH, the allocation of investment income and realized and unrealized capital gains and losses and expenses and liabilities of the Corporation and of any Series among the Classes of Common Stock of each Series shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded (the "Investment Company Act"). The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities, including accrued expenses and reserves, and assets to one or more particular Series or Classes.

             (7) Shares of each Class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors (by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing that such dividend or distribution shall not violate Section 2-311 of the Maryland General Corporation Law) and declared by the Corporation with respect to such Class. The nature of in-kind property distributions may vary among the holders of a Class or Series, provided that the amount of the distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such Class or Series. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the different Series and with respect to the Class may vary with respect to each such Series and Class to reflect differing allocations of the expenses of the Corporation and the Series among the holders of such Classes and any resultant differences between the net asset values per share of such Classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may determine that dividends may be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period prior to the record date of the date of the distribution.

             (8) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1) for each share standing in such stockholder's name on the books of the Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Securities and Exchange Commission, for each dollar of net asset value per share of a Class or Series, as applicable. Subject to any applicable requirements of the Investment Company Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) Series or Classes of stock, in which case only the holders of shares of the Series or Classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act, or other applicable law, the holders of each of the Classes of each Series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the Series or Class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a "Plan") with respect to the Class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other Classes of Common Stock, but not the Class of which they are holders, or with respect to any other matter that does not affect the Class of Common Stock of which they are holders.

             (9) In the event of the liquidation or dissolution of the Corporation, stockholders of each Class of the Corporation's stock shall be entitled to receive, as a Class, out of the assets of the Corporation available for distribution to stockholders, but other than General Assets not attributable to any particular Class of stock, the assets attributable to the Class less the liabilities allocated to that Class; and the assets so distributable to the stockholders of any Class of stock shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation. In the event that there are any General Assets not attributable to any particular Class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all Classes of a Series in proportion to the net asset value of the respective Classes or as otherwise determined by the Board of Directors.

             (10)(a) Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law). The Board of Directors may establish procedures for redemption of stock.

                 (b) The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

                 (c) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any Series or Class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) upon such conditions established by the Board of Directors in its sole discretion, for any other purpose, including, without limitation, a reorganization pursuant to the Investment Company Act.

                 (d) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

                 (e) Subject to the following sentence, shares of stock of any Series and Class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such Series and Class. In connection with a liquidation or reorganization of any Series or Class in which all of the outstanding shares of such Series or Class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable Series or Class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to Series or Class.

             (11) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular Series or Class of stock of the Corporation or certain shares of a particular Class of stock of any Series of the Corporation may be automatically converted into shares of another Class of stock of such Series of the Corporation based on the relative net asset values of such Classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.


             (12) Pursuant to Article SEVENTH, paragraph (1)(d), upon a determination of the Board of Directors that the net asset value per share of a Class shall remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation attributable to the assets attributable to that Class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that Class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that Class, or fractions thereof, as shall permit the net asset value per share of that Class to remain constant.


             (13) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding any right to receive a stock certificate representing fractional shares.

             (14) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

             (15) The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

       SIXTH: The number of directors of the Corporation shall be [______]. The number of directors of the Corporation may be changed pursuant to the Bylaws of the Corporation. The names of the individuals who shall serve as directors of the Corporation until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

                              [____________________]

       SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

             (1) In addition to its other powers explicitly or implicitly granted under the Charter, by law or otherwise, the Board of Directors of the
Corporation:

                (a) has the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation;

                (b) subject to applicable law, may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

                (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any Series or Class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable;

                (d) is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any Class or Series of the Corporation's stock.

             (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast by holders of shares of all Series or Classes, or any Series or Class, of the Corporation's stock in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the Investment Company Act.

             (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to Series or Class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more Series or Classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each Series or Class entitled to vote as a Series or Class on the matter shall constitute a quorum.

             (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular Class or Classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular Class or Classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corpo-ration, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

       EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.


               (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.


               (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

               (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

       NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.


       1. The amendment and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.



       2. The current address of the principal office of the Corporation within the State of Maryland is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.



       3. The name and address of the Corporation's current resident agent is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.



       4. The number of directors of the Corporation and the names of those currently in office are as set forth in Article SIXTH of the foregoing amendment and restatement of the Charter.



       5. The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the Charter.


   The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

   IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and
attested to by its Secretary on this        day of       , 200  .

ATTEST:     [                            ]

            By:____________________ (SEAL)
----------
Secretary      President

                                  APPENDIX E

                                STOCK OWNERSHIP

   The following person(s) owned of record or were known by a Fund to beneficially own 5% or more of the Fund's shares (or class of shares, if applicable) as of August 4, 2005.


               Name and Address of Beneficial Owner
               ------------------------------------
               Americas Government Income

               Class A
               Citigroup Global Markets
               House Account
               ATTN: Cindy Tempesta
               333 W. 34th Street, Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    7,483,726
               Percentage of Class                         6.03%

               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                    8,476,803
               Percentage of Class                         6.83%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                   10,621,650
               Percentage of Class                         8.56%

               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                   11,178,872
               Percentage of Class                         9.01%

               Class B
               Citigroup Global Markets
               House Account
               ATTN: Cindy Tempesta
               333 W. 34th Street, Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    2,560,055
               Percentage of Class                         5.09%

               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    4,357,666
               Percentage of Class                         8.66%


                Name and Address of Beneficial Owner
                ------------------------------------
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   4,907,084
                Percentage of Class                        9.75%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   7,282,889
                Percentage of Class                       14.47%

                Class C
                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,870,704
                Percentage of Class                        5.76%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,923,383
                Percentage of Class                        5.92%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,440,160
                Percentage of Class                        7.51%

                Dean Witter Reynolds
                Attn. Mutual Funds Opers
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                   2,449,279
                Percentage of Class                        7.54%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   7,725,439
                Percentage of Class                       23.77%

               Name and Address of Beneficial Owner
               ------------------------------------
               Balanced Shares

               Class A
               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    3,111,903
               Percentage of Class                         5.94%

               Prudential Ret. Ins. & Ann. Co.
               280 Trumbull Street
               Hartford, CT 06103-3509
               Amount of Ownership                    3,462,244
               Percentage of Class                         6.61%

               Charles Schwab & Co.
               For the Exclusive Benefit of Customers
               Mutual Fund Operations
               101 Montgomery Street
               San Francisco, CA 94104-4122
               Amount of Ownership                    1,022,958
               Percentage of Class                         7.39%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    4,218,690
               Percentage of Class                        30.48%

               Class B
               Citigroup Global Markets
               House Account
               ATTN: Cindy Tempesta
               333 W. 34th Street, Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    1,989,754
               Percentage of Class                         5.55%

               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                    2,964,825
               Percentage of Class                         8.27%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    4,030,062
               Percentage of Class                        11.25%

               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    4,130,959
               Percentage of Class                        11.53%


                Name and Address of Beneficial Owner
                ------------------------------------
                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     848,146
                Percentage of Class                        7.73%

                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     884,026
                Percentage of Class                        8.06%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     958,760
                Percentage of Class                        8.74%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,559,244
                Percentage of Class                       23.32%

                Class R
                Reliance Trust Company Cust
                FBO Welker Bearing Co.
                P.O. Box 48529
                Atlanta, GA 30362-1529
                Amount of Ownership                      11,830
                Percentage of Class                       14.02%

                Merrill Lynch
                Attn: Fund Admin.
                4800 Deer Lake Drive E 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                      66,076
                Percentage of Class                       78.31%

                Class K
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 North Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         577
                Percentage of Class                       99.02%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         577
                Percentage of Class                       99.02%

                Name and Address of Beneficial Owner
                ------------------------------------
                Advisor Class
                Fragomen Del Rey Bern & Loewry 40
                Attn: Denise Flood
                Personal and Confidential 401K
                515 Madison Avenue, Floor 15
                New York, NY 10022-5403
                Amount of Ownership                    348,092
                Percentage of Class                       5.01%

                Medical Consultants PC 401K Plan
                Attn: Ellise Hayden
                Personal and Confidential
                2525 West University Avenue, Suite 300
                Muncie, IN 47303-3400
                Amount of Ownership                    386,800
                Percentage of Class                       5.57%

                Trust for Profit Sharing Plan for
                Employees of Alliance
                Capital Management L.P. Plan A
                Attn: Diana Marotta, Floor 31
                1345 Avenue of the Americas
                New York, NY 10105
                Amount of Ownership                    411,616
                Percentage of Class                       5.93%

                Merrill Lynch Pierce Fenner & SM
                For the Sole Benefit of its Customers
                Attn: Fund Admin
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                    466,399
                Percentage of Class                       6.72%

                Sanford Bernstein & Co LLC
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                    566,594
                Percentage of Class                       8.16%

                U.S. Large Cap

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                    638,656
                Percentage of Class                      14.75%

                Class B
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                    388,870
                Percentage of Class                       7.47%


                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   526,936
                 Percentage of Class                     10.12%

                 Citigroup Global Markets
                 House Account
                 Attn: Cindy Tempesta
                 333 W 34th Street, Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   553,469
                 Percentage of Class                     10.63%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn: Fund Admin.
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   994,795
                 Percentage of Class                     19.10%

                 Class C
                 Citigroup Global Markets
                 House Account
                 Attn. Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   215,569
                 Percentage of Class                      7.32%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   262,991
                 Percentage of Class                      8.93%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   988,382
                 Percentage of Class                     33.57%

                 Class R
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       815
                 Percentage of Class                     97.96%

                 Class K
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       812
                 Percentage of Class                     99.01%

                Name and Address of Beneficial Owner
                ------------------------------------
                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         812
                Percentage of Class                       99.01%

                Advisor Class
                Sanford Bernstein & Co. LLC
                One North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                      69,540
                Percentage of Class                        9.20%

                Merrill Lynch
                Attn: Fund Admin.
                4800 Deer Lake DR East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                      72,981
                Percentage of Class                        9.65%

                Alliance Capital Management LP
                One North Lexington Avenue
                White Plains, NY 10601
                Amount of Ownership                      99,700
                Percentage of Class                       13.19%

                Sanford Bernstein & Co. LLC
                One North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                     108,557
                Percentage of Class                       14.36%

                Trust For Profit Sharing Plan for
                Employees of Alliance Capital Mgmt LP
                 Plan H
                Attn: Diana Marotta, Floor 31
                1345 Avenue of Americas
                New York, NY 10105
                Amount of Ownership                     248,127
                Percentage of Class                       32.82%

                Corporate Bond

                Class A
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   2,130,497
                Percentage of Class                        5.21%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,496,330
                Percentage of Class                        6.10%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   3,611,911
                Percentage of Class                        8.83%

                Class B
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,518,899
                Percentage of Class                       10.52%

                Pershing LLC
                PO Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,826,929
                Percentage of Class                       12.65%

                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,932,315
                Percentage of Class                       13.38%

                Class C
                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     637,601
                Percentage of Class                        6.80%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     814,588
                Percentage of Class                        8.68%

                Name and Address of Beneficial Owner
                ------------------------------------
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,419,299
                Percentage of Class                       15.13%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,163,792
                Percentage of Class                       23.07%

                Class K
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 North Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         801
                Percentage of Class                       98.18%

                Class R
                MG Trust Trustee
                Prestige Plumbing Inc. 401K Plan
                700 17th Street, Ste 300
                Denver, CO 80202-3531
                Amount of Ownership                         241
                Percentage of Class                        7.09%

                MG Trust Trustee
                Apt. Management Associates LL
                700 17th Street, Ste 300
                Denver, CO 80202-3531
                Amount of Ownership                         253
                Percentage of Class                        7.44%

                MG Trust Trustee
                Swingvote 401K Retirement Plan
                700 17th Street, Ste 300
                Denver, CO 80202-3531
                Amount of Ownership                         285
                Percentage of Class                        8.39%

                MG Trust Trustee
                Lawrence Semiconductor Research Lab
                700 17th Street, Ste 300
                Denver, CO 80202-3531
                Amount of Ownership                         463
                Percentage of Class                       13.65%

                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington, Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         842
                Percentage of Class                       24.81%


                Name and Address of Beneficial Owner
                ------------------------------------
                MG Trust Trustee
                Cammeby S. International, Ltd.
                700 17th Street, Ste 300
                Denver, CO 80202-3531
                Amount of Ownership                      1,136
                Percentage of Class                      33.47%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                        801
                Percentage of Class                      98.04%

                Advisor Class
                Trust for Profit Sharing Plan for
                Employees of Alliance
                Capital Management L.P. Plan K
                ATTN: Diana Marotta, Floor 31
                1345 Avenue of the Americas
                New York, NY 10105
                Amount of Ownership                    420,358
                Percentage of Class                      99.45%

                Quality Bond

                Class A
                Union Bank of California Trust Nominee
                Englewood Surgical Associates PA PSP
                P.O. Box 85484
                San Diego, CA 92186-5484
                Amount of Ownership                    295,028
                Percentage of Class                       5.62%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                    310,473
                Percentage of Class                       5.91%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                    478,540
                Percentage of Class                       9.12%

                Class B
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                    341,076
                Percentage of Class                       6.96%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                         Amount of Ownership          571,575
                         Percentage of Class            11.67%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                         Amount of Ownership          687,575
                         Percentage of Class            14.04%

                         Class C
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                         Amount of Ownership          112,166
                         Percentage of Class             6.79%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                         Amount of Ownership          849,047
                         Percentage of Class            51.38%

                         Class R
                 Reliance Trust Co CUST
                 FBO Chemic Laboratories Inc. 401K
                 P.O. Box 48529
                 Atlanta, GA 30362-1529
                         Amount of Ownership              294
                         Percentage of Class            23.18%

                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                         Amount of Ownership              950
                         Percentage of Class            74.79%

                         Class K
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                         Amount of Ownership              967
                         Percentage of Class            99.01%


                Name and Address of Beneficial Owner
                ------------------------------------
                        Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                        Amount of Ownership                967
                        Percentage of Class                100%

                        Advisor Class
                CollegeBound Fund
                Aggressive Growth Emphasis
                Age Based Portfolio 1990-1992
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                        Amount of Ownership          2,383,433
                        Percentage of Class               5.37%

                CollegeBound Fund
                Aggressive Growth Emphasis
                Age Based Portfolio 1993-1995
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                        Amount of Ownership          2,442,494
                        Percentage of Class               5.50%

                CollegeBound Fund
                Aggressive Growth Emphasis
                Age Based Portfolio 1996-1998
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                        Amount of Ownership          2,477,798
                        Percentage of Class               5.58%

                CollegeBound Fund
                Aggressive Growth Emphasis
                Age Based Portfolio 1999-2001
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                        Amount of Ownership          2,528,559
                        Percentage of Class               5.69%

                CollegeBound Fund
                CBF-Quality Bond Fund
                Customized Allocation 529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                        Amount of Ownership          2,842,525
                        Percentage of Class               6.40%

                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1999-2001
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                        Amount of Ownership          3,651,362
                        Percentage of Class               8.22%

                Name and Address of Beneficial Owner
                ------------------------------------
                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1996-1998
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   3,877,788
                Percentage of Class                        8.73%

                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1993-1995
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   4,162,741
                Percentage of Class                        9.37%

                CollegeBound Fund
                CBF-Balance Portfolio 529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   4,271,690
                Percentage of Class                        9.62%

                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1990-1992
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   4,600,696
                Percentage of Class                       10.36%

                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1987-1989
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   6,001,738
                Percentage of Class                       13.51%

                U.S. Government

                Class A
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   6,207,614
                Percentage of Class                        7.83%

                Class B
                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,101,605
                Percentage of Class                        5.10%


                Name and Address of Beneficial Owner
                ------------------------------------
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,269,520
                Percentage of Class                        5.88%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,202,386
                Percentage of Class                       10.20%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,565,736
                Percentage of Class                       11.88%

                Class C
                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     707,160
                Percentage of Class                        5.65%

                Ho Chunk Nation
                Attn: Sharon Taylor
                P.O. Box 640
                Blk River Fls, WI 54615-0640
                Amount of Ownership                   1,240,925
                Percentage of Class                        9.92%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,957,368
                Percentage of Class                       23.64%

                Class R
                MG Trust Trustee
                Shumate Tri-City LLC
                700 17th Street, Suite 300
                Denver, CO 80202-3531
                Amount of Ownership                         684
                Percentage of Class                       20.62%

                Name and Address of Beneficial Owner
                ------------------------------------
                 Reliance Trust Co Cust
                 FBO Chemic Laboratories Inc. 401K
                 P.O. Box 48529
                 Atlanta, GA 30362-1529
                 Amount of Ownership                     1,210
                 Percentage of Class                     36.49%

                 Alliance Capital Management LP
                 Attn Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                     1,401
                 Percentage of Class                     42.23%

                 Class K
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                     1,425
                 Percentage of Class                     99.00%

                 Class I
                 Alliance Capital Management LP
                 ATTN: Raymond Cardosi
                 1 N. Lexington Ave.
                 White Plains, NY 10601-1712
                 Amount of Ownership                     1,425
                 Percentage of Class                       100%
                 Advisor Class
                 CollegeBound Fund
                 Aggressive Growth Emphasis
                 Age Based Portfolio 1990-1992
                 500 Plaza Drive
                 Secaucus, NJ 07094-3619
                 Amount of Ownership                 3,183,246
                 Percentage of Class                      5.71%

                 CollegeBound Fund
                 Aggressive Growth Emphasis
                 Age Based Portfolio 1993-1995
                 500 Plaza Drive
                 Secaucus, NJ 07094-3619
                 Amount of Ownership                 3,262,238
                 Percentage of Class                      5.85%

                 CollegeBound Fund
                 Aggressive Growth Emphasis
                 Age Based Portfolio 1996-1998
                 500 Plaza Drive
                 Secaucus, NJ 07094-3619
                 Amount of Ownership                 3,308,912
                 Percentage of Class                      5.93%


                Name and Address of Beneficial Owner
                ------------------------------------
                  CollegeBound Fund
                  Aggressive Growth Emphasis
                  Age Based Portfolio 1999-2001
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                3,715,814
                  Percentage of Class                     6.66%

                  CollegeBound Fund
                  Growth Emphasis
                  Age Based Portfolio 1996-1998
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                5,178,244
                  Percentage of Class                     9.28%

                  CollegeBound Fund
                  Growth Emphasis
                  Age Based Portfolio 1999-2001
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                5,365,630
                  Percentage of Class                     9.62%

                  CollegeBound Fund
                  Growth Emphasis
                  Age Based Portfolio 1993-1995
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                5,559,308
                  Percentage of Class                     9.97%

                  CollegeBound Fund
                  CBF-Balanced Portfolio 529 Plan
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                5,705,531
                  Percentage of Class                    10.23%

                  CollegeBound Fund
                  Growth Emphasis
                  Age Based Portfolio 1990-1992
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                6,144,420
                  Percentage of Class                    11.02%

                  CollegeBound Fund
                  Growth Emphasis
                  Age Based Portfolio 1987-1989
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                6,858,958
                  Percentage of Class                    12.30%

                Name and Address of Beneficial Owner
                ------------------------------------
                Small Cap Growth

                Class A
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,140,444
                Percentage of Class                       13.10%

                Class B
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     343,854
                Percentage of Class                        5.70%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     401,904
                Percentage of Class                        6.66%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     480,005
                Percentage of Class                        7.96%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     872,209
                Percentage of Class                       14.46%

                Class C
                First Clearing LLC
                Special Custody Acct For the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     104,875
                Percentage of Class                        6.46%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     125,306
                Percentage of Class                        7.72%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     431,137
                Percentage of Class                       26.55%

                Class R
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         437
                Percentage of Class                       99.02%

                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         437
                Percentage of Class                       99.02%

                Class I
                PIMS/Prudential Retirement
                As Nominee for the TTEE/CUST PL 007
                Alliance Capital Management
                1345 Avenue of the Americas, 20th Floor
                New York, NY 10105
                Amount of Ownership                     183,431
                Percentage of Class                       21.96%

                CollegeBound Fund
                CBF-Small Cap Growth
                529 Plan
                500 Plaza Dr.
                Secaucus, NJ 07094-3619
                Amount of Ownership                     225,043
                Percentage of Class                       26.95%

                Trust for Profit Sharing Plan
                For Employees of Alliance Capital
                Management L.P. Plan C
                ATTN: Diana Marotta, Floor 31
                1345 Avenue of the Americas
                New York, NY 10105
                Amount of Ownership                     426,223
                Percentage of Class                       51.04%

                Advisor Class
                Citigroup Global Markets
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     111,558
                Percentage of Class                       17.78%

                Name and Address of Beneficial Owner
                ------------------------------------
                Merrill Lynch
                Mutual Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     283,548
                Percentage of Class                       45.19%

                Emerging Market

                Class A
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,313,453
                Percentage of Class                        5.31%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,702,296
                Percentage of Class                        6.88%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,806,843
                Percentage of Class                        7.30%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,837,210
                Percentage of Class                        7.42%

                Class B
                Dean Witter Reynolds
                Attn: Mutual Fund Operations
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     350,405
                Percentage of Class                        5.62%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     374,385
                Percentage of Class                        6.00%


                Name and Address of Beneficial Owner
                ------------------------------------
                   First Clearing LLC
                   Special Custody Acct. for the
                   Exclusive Benefit of Customer
                   10750 Wheat First Dr.
                   Glenn Allen, VA 23060-9245
                   Amount of Ownership                 654,150
                   Percentage of Class                   10.49%

                   Citigroup Global Markets
                   House Account
                   Attn: Cindy Tempesta
                   333 W 34th Street, Floor 3
                   New York, NY 10001-2402
                   Amount of Ownership                 660,339
                   Percentage of Class                   10.58%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052
                   Amount of Ownership                 858,620
                   Percentage of Class                   13.76%

                   Class C
                   First Clearing LLC
                   Special Custody Acct for the
                   Exclusive Benefit of Customer
                   10750 Wheat First Dr.
                   Glen Allen, VA 23060-9245
                   Amount of Ownership                 579,351
                   Percentage of Class                    5.62%

                   Pershing LLC
                   P.O. Box 2052
                   Jersey City, NJ 07303-2052
                   Amount of Ownership                 648,515
                   Percentage of Class                    6.29%

                   Citigroup Global Markets
                   House Account
                   Attn. Cindy Tempesta
                   333 W. 34th Street Floor 3
                   New York, NY 10001-2402
                   Amount of Ownership               1,035,584
                   Percentage of Class                   10.04%

                   Dean Witter Reynolds
                   Attn. Mutual Funds Opers
                   2 Harborside Plaza, 2nd Floor
                   Jersey City, NJ 07311
                   Amount of Ownership               1,036,703
                   Percentage of Class                   10.05%

               Name and Address of Beneficial Owner
               ------------------------------------
               MLPF&S
               For the Sole Benefit of its Customers
               Attn. Fund Admin.
               4800 Deer Lake Dr. East 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    2,475,990
               Percentage of Class                        24.00%

               Exchange Reserves

               Class B
               Citigroup Global Markets
               House Account
               Attn: Cindy Tempesta
               333 W 34th Street, Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    6,815,779
               Percentage of Class                         5.76%

               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glenn Allen, VA 23060-9245
               Amount of Ownership                   10,621,973
               Percentage of Class                         8.97%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                   10,960,996
               Percentage of Class                         9.26%

               Class C
               First Clearing LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                    1,716,964
               Percentage of Class                         5.80%

               Citigroup Global Markets
               House Account
               Attn. Cindy Tempesta
               333 W. 34th Street Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    2,141,690
               Percentage of Class                         7.24%

               Class R
               Community Bank, NA DT FBO
               Seaview Technologies 401(K) PS Plan
               6 Rhoads Dr., Suite 7
               Utica, NY 13502-6317
               Amount of Ownership                        4,647
               Percentage of Class                        31.51%


                Name and Address of Beneficial Owner
                ------------------------------------
                   Alliance Capital Management LP
                   Attn: Raymond Cardosi
                   1 North Lexington Avenue
                   White Plains, NY 10601-1712
                   Amount of Ownership                   10,000
                   Percentage of Class                    67.81%

                   Class K
                   Alliance Capital Management LP
                   Attn: Raymond Cardosi
                   1 North Lexington Avenue
                   White Plains, NY 10601-1712
                   Amount of Ownership                   10,000
                   Percentage of Class                    99.01%

                   Class I
                   Alliance Capital Management LP
                   ATTN: Raymond Cardosi
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712
                   Amount of Ownership                   10,000
                   Percentage of Class                      100%

                   Advisor Class
                   CollegeBound Fund
                   Aggressive Growth Emphasis
                   Age Based Portfolio 1993-1995
                   500 Plaza Drive
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               31,980,629
                   Percentage of Class                     5.29%

                   CollegeBound Fund
                   Growth Emphasis
                   Age Based Portfolio 1984-1986
                   500 Plaza Drive
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               34,188,343
                   Percentage of Class                     5.65%

                   CollegeBound Fund
                   Aggressive Growth Emphasis
                   Age Based Portfolio 1990-1992
                   500 Plaza Drive
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               42,358,389
                   Percentage of Class                     7.00%

                   CollegeBound Fund
                   Aggressive Growth Emphasis
                   Age Based Portfolio 1987-1989
                   500 Plaza Drive
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               42,631,389
                   Percentage of Class                     7.05%

               Name and Address of Beneficial Owner
               ------------------------------------
               CollegeBound Fund
               Growth Emphasis
               Age Based Portfolio 1996-1998
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                    50,767,864
               Percentage of Class                          8.39%

               CollegeBound Fund
               CBF-Balanced Portfolio
               529 Plan
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                    55,937,173
               Percentage of Class                          9.25%

               CollegeBound Fund
               Growth Emphasis
               Age Based Portfolio 1993-1995
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                    73,981,649
               Percentage of Class                         12.23%

               CollegeBound Fund
               Growth Emphasis
               Age Based Portfolio 1987-1989
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                   113,143,835
               Percentage of Class                         18.70%

               CollegeBound Fund
               Growth Emphasis
               Age Based Portfolio 1990-1992
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                   124,797,526
               Percentage of Class                         20.63%

               Focused Growth & Income

               Class B
               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                       745,458
               Percentage of Class                          5.99%

               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                     1,585,475
               Percentage of Class                         12.74%


                Name and Address of Beneficial Owner
                ------------------------------------
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,455,105
                Percentage of Class                       19.72%

                Class C
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     831,668
                Percentage of Class                       16.70%

                Pershing LLC
                PO Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,323,715
                Percentage of Class                       26.58%

                Class R
                Amvescap Natl Trust Co TTEE
                FBO SMRT Inc 401K
                PS Plan
                P.O. Box 105779
                Atlanta, GA 30348-5779
                Amount of Ownership                       4,972
                Percentage of Class                       19.54%

                Merrill Lynch
                Attn: Fund Admin
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                      16,039
                Percentage of Class                       63.04%

                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         655
                Percentage of Class                       99.02%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         655
                Percentage of Class                       99.64%

                Name and Address of Beneficial Owner
                ------------------------------------
                Global Health Care

                Class B
                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     455,129
                Percentage of Class                        5.84%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     659,604
                Percentage of Class                        8.46%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     696,869
                Percentage of Class                        8.94%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,248,460
                Percentage of Class                       16.01%

                Class C
                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     148,282
                Percentage of Class                        7.53%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     186,477
                Percentage of Class                        9.48%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     404,074
                Percentage of Class                       20.53%


                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Class R
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       867
                 Percentage of Class                     99.02%

                 Class K
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       867
                 Percentage of Class                    100.00%

                 Class I
                 Alliance Capital Management LP
                 ATTN: Raymond Cardosi
                 1 N. Lexington Ave.
                 White Plains, NY 10601-1712
                 Amount of Ownership                       867
                 Percentage of Class                    100.00%

                 Advisor Class
                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                    66,176
                 Percentage of Class                      7.12%

                 PIMS/Prudential Retirement
                 as Nominee for the TTEE/Customer
                 Plan 007
                 Alliance Capital Management
                 300 International Parkway, Ste. 270
                 Heathrow, FL 32746-5028
                 Amount of Ownership                   363,698
                 Percentage of Class                     39.15%

                 Trust for Profit Sharing Plan
                 for Employees of Alliance
                 Capital Management L.P. Plan A
                 Attn: Diana Marotta, Floor 31
                 1345 Avenue of the Americas
                 New York, NY 10105
                 Amount of Ownership                   400,338
                 Percentage of Class                     43.09%

                Name and Address of Beneficial Owner
                ------------------------------------
                Global Research Growth

                Class A
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     212,273
                Percentage of Class                        5.66%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     305,267
                Percentage of Class                        8.14%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,277,926
                Percentage of Class                       94.44%

                Class B
                NFS LLC FEBO
                E.A. Kostelnik
                Nicole A. Kostelnik
                P.O. Box 99
                Comfort, TX 78013-0099
                Amount of Ownership                       3,858
                Percentage of Class                        7.44%

                UBS Financial Services, Inc. FBO
                Irrevocable Agreement of Trust of
                Suzanne H. Arnold
                Cozen & O'Connor M. Thompson
                1900 Market Street
                Philadelphia, PA 19103-3527
                Amount of Ownership                       5,116
                Percentage of Class                        9.86%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                       6,262
                Percentage of Class                       12.07%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                      11,213
                Percentage of Class                       21.62%


                Name and Address of Beneficial Owner
                ------------------------------------
                Class C
                Raymond James & Associates, Inc.
                FBO Warmke IRA
                880 Carillon Parkway
                St. Petersburg, FL 33716-1100
                Amount of Ownership                       4,009
                Percentage of Class                        6.02%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                       6,789
                Percentage of Class                       10.19%

                Pershing LLC
                PO Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                      16,290
                Percentage of Class                       24.44%

                Class R
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         393
                Percentage of Class                      100.00%

                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         689
                Percentage of Class                       99.02%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         689
                Percentage of Class                      100.00%

                Advisor Class
                PIMS/Prudential Retirement
                as Nominee for the TTEE/CUST PL 007
                Alliance Capital Management
                1345 Avenue of the Americas, 20th Floor
                New York, NY 10105
                Amount of Ownership                     120,832
                Percentage of Class                        6.27%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Alliance Capital Management LP
                 Attn: Ray Cardosi Controller
                 One North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                   199,700
                 Percentage of Class                     10.36%

                 Vanguard Fidelity Trust Co. FBO
                 Kaiser Permanente Supplement
                 Retirement Plan/Plan B
                 P.O. Box 2600
                 Valley Forge, PA 19482-2600
                 Amount of Ownership                   227,852
                 Percentage of Class                     11.82%

                 Vanguard Fidelity Trust Co. FBO
                 Kaiser Permanente Tax Shelter
                 Annuity Plan (TSA)
                 P.O. Box 2600
                 Valley Forge, PA 19482-2600
                 Amount of Ownership                   508,066
                 Percentage of Class                     26.36%

                 Vanguard Fidelity Trust Co. FBO
                 Kaiser Permanente
                 401 K Retirement Plan
                 P.O. Box 2600
                 Valley Forge, PA 19482-2600
                 Amount of Ownership                   716,245
                 Percentage of Class                     37.17%

                 Global Strategic Income

                 Class A
                 Citigroup Global Markets
                 House Account
                 ATTN: Cindy Tempesta
                 333 W. 34th Street, Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   197,802
                 Percentage of Class                      6.89%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   288,763
                 Percentage of Class                     10.05%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   391,311
                 Percentage of Class                     13.62%


                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Class B
                 Dean Witter Reynolds
                 Attn: Mutual Fund Operations
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                   454,408
                 Percentage of Class                      6.12%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   660,766
                 Percentage of Class                      8.90%

                 Citigroup Global Markets
                 House Account
                 Attn: Cindy Tempesta
                 333 W. 34th Street, Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   678,002
                 Percentage of Class                      9.13%

                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glenn Allen, VA 23060-9245
                 Amount of Ownership                   802,092
                 Percentage of Class                     10.80%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn: Fund Admin.
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   802,906
                 Percentage of Class                     10.82%

                 Class C
                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   308,153
                 Percentage of Class                     21.84%

                 Citigroup Global Markets
                 House Account
                 Attn: Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   105,926
                 Percentage of Class                      7.51%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                  First Clearing LLC
                  Special Custody Acct. for the
                  Exclusive Benefit of Customer
                  10750 Wheat First Dr.
                  Glen Allen, VA 23060-9245
                  Amount of Ownership                 119,705
                  Percentage of Class                    8.48%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052
                  Amount of Ownership                 169,353
                  Percentage of Class                   12.00%

                  Class R
                  Alliance Capital Management LP
                  Attn: Raymond Cardosi
                  1 North Lexington Avenue
                  White Plains, NY 10601-1712
                  Amount of Ownership                   1,130
                  Percentage of Class                   99.01%

                  Class K
                  Alliance Capital Management LP
                  Attn: Raymond Cardosi
                  1 North Lexington Avenue
                  White Plains, NY 10601-1712
                  Amount of Ownership                   1,130
                  Percentage of Class                   99.28%

                  Class I
                  Alliance Capital Management LP
                  ATTN: Raymond Cardosi
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership                   1,130
                  Percentage of Class                     100%

                  Advisor Class
                  Nancy Nachman-Hunt
                  2542 Pine Street
                  Boulder, CO 80302-3803
                  Amount of Ownership                  14,700
                  Percentage of Class                    7.25%

                  Barbara M. Jenkel
                  105 Marcover Drive
                  Chappaqua, NY 10514
                  Amount of Ownership                  50,341
                  Percentage of Class                   24.82%

                  Trust for Profit Sharing Plan
                  for Employees of Alliance Capital
                  Management L.P., Plan K
                  Attn: Diana Marotta, Floor 31
                  1345 Avenue of Americas
                  New York, NY 10105
                  Amount of Ownership                  99,182
                  Percentage of Class                   48.89%


                Name and Address of Beneficial Owner
                ------------------------------------
                Global Technology

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,060,951
                Percentage of Class                        5.63%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,208,300
                Percentage of Class                        6.42%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,460,677
                Percentage of Class                        7.76%

                Class B
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,403,974
                Percentage of Class                        8.51%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,466,102
                Percentage of Class                        8.89%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,684,290
                Percentage of Class                       10.21%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,726,264
                Percentage of Class                       10.47%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Class C
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   271,388
                 Percentage of Class                      5.32%

                 First Clearing LLC
                 Special Custody Acct for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   341,030
                 Percentage of Class                      6.68%

                 Citigroup Global Markets
                 House Account
                 Attn. Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   776,274
                 Percentage of Class                     15.21%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   888,997
                 Percentage of Class                     17.42%

                 Class R
                 Community Bank NA DT FBO
                 Seaview Technologies 401(K) PS Plan
                 6 Rhoads Drive, Ste 7
                 Utica, NY 13502-6317
                 Amount of Ownership                        82
                 Percentage of Class                      6.04%

                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       185
                 Percentage of Class                     13.67%

                 Merrill Lynch
                 Attn: Fund Admin
                 4800 Deer Lake Drive East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                       949
                 Percentage of Class                     70.24%


                 Name and Address of Beneficial Owner
                 ------------------------------------
                  Class K
                  Alliance Capital Management LP
                  ATTN: Raymond Cardosi
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership                     185
                  Percentage of Class                   99.28%

                  Class I
                  Alliance Capital Management LP
                  ATTN: Raymond Cardosi
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership                     185
                  Percentage of Class                  100.00%

                  Advisor Class
                  CollegeBound Fund
                  CBF-Technology Fund
                  Customized Allocation
                  500 Plaza Dr.
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                 126,361
                  Percentage of Class                    8.13%

                  Merrill Lynch
                  Attn: Fund Admin
                  4800 Deer Lake Dr. East, 2nd Floor
                  Jacksonville, FL 32246-6484
                  Amount of Ownership                 149,056
                  Percentage of Class                    9.59%

                  Trust for Profit Sharing Plan for
                  Employees of Alliance
                  Capital Management L.P. Plan F
                  Attn: Diana Marotta, Floor 31
                  1345 Avenue of the Americas
                  New York, NY 10105
                  Amount of Ownership                 319,364
                  Percentage of Class                   20.54%

                  CollegeBound Fund
                  CBF-Aggressive Growth Portfolio
                  529 Plan
                  500 Plaza Dr.
                  Secaucus, NJ 07094-3619
                  Amount of Ownership                 674,091
                  Percentage of Class                   43.35%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Greater China

                 Class A
                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   103,377
                 Percentage of Class                      7.09%

                 Dean Witter Reynolds
                 ATTN: Mutual Fund Operations
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                   114,159
                 Percentage of Class                      7.83%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   167,620
                 Percentage of Class                     11.49%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   211,115
                 Percentage of Class                     14.48%

                 Class B
                 Dean Witter Reynolds
                 Attn: Mutual Fund Operations
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                   105,749
                 Percentage of Class                      9.06%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   112,922
                 Percentage of Class                      9.67%

                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glenn Allen, VA 23060-9245
                 Amount of Ownership                   162,863
                 Percentage of Class                     13.95%


                 Name and Address of Beneficial Owner
                 ------------------------------------
                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn: Fund Admin.
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   189,706
                 Percentage of Class                     16.25%

                 Class C
                 Citigroup Global Markets
                 House Account
                 Attn. Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                    56,516
                 Percentage of Class                      5.51%

                 Legg Mason Wood Walker Inc.
                 Special Custody Account
                 FBO Customers
                 P.O. Box 1476
                 Baltimore, MD 21203-1476
                 Amount of Ownership                    65,002
                 Percentage of Class                      6.34%

                 Dean Witter Reynolds
                 Attn. Mutual Funds Opers
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                    77,990
                 Percentage of Class                      7.60%

                 First Clearing LLC
                 Special Custody Acct for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   110,169
                 Percentage of Class                     10.74%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   223,414
                 Percentage of Class                     21.78%

                 Advisor Class
                 Merrill Lynch
                 Attn: Fund Admin
                 4800 Deer Lake Drive East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                    73,602
                 Percentage of Class                     34.96%

               Name and Address of Beneficial Owner
               ------------------------------------
               NFS LLC FEBO
               NFS/FMTC SEP IRA
               FBO Craig J. Edwards
               33 Pebblewood Trail
               Naperville, IL 60563-9062
               Amount of Ownership                       97,324
               Percentage of Class                        46.22%

               Growth & Income

               Class A
               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                   41,990,989
               Percentage of Class                         5.90%

               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                   42,901,324
               Percentage of Class                         6.03%

               Class B
               Citigroup Global Markets
               House Account
               ATTN: Cindy Tempesta
               333 W. 34th Street, Floor 3
               New York, NY 10001-2402
               Amount of Ownership                   31,571,295
               Percentage of Class                         6.12%

               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                   42,157,496
               Percentage of Class                         8.17%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                   57,269,055
               Percentage of Class                        11.10%

               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                   81,288,479
               Percentage of Class                        15.75%


               Name and Address of Beneficial Owner
               ------------------------------------
               Class C
               First Clearing LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                   11,205,720
               Percentage of Class                         5.66%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                   13,253,225
               Percentage of Class                         6.69%

               Citigroup Global Markets
               House Account
               Attn. Cindy Tempesta
               333 W. 34th Street Floor 3
               New York, NY 10001-2402
               Amount of Ownership                   21,564,489
               Percentage of Class                        10.89%

               MLPF&S
               For the Sole Benefit of its Customers
               Attn. Fund Admin.
               4800 Deer Lake Dr. East 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                   53,033,943
               Percentage of Class                        26.77%

               Class R
               Capital Bank & Trust Company FBO
               Tech Tool & Mold 401 K Profit
               Sharing Plan
               c/o Plan Premier/FAS Corp
               8515 E Orchard Road # 2T2
               Greenwood Village, CO 80111-5002
               Amount of Ownership                        5,976
               Percentage of Class                        14.56%

               Reliance Trust Company Customer
               FBO Chemical Laboratories Inc. 401K
               P.O. Box 48529
               Atlanta, GA 30362-1529
               Amount of Ownership                       12,942
               Percentage of Class                        31.52%

               MG Trust Trustee
               Ronald J. Synder
               700 17th Street, Ste 300
               Denver, CO 80202-3531
               Amount of Ownership                       21,074
               Percentage of Class                        51.33%

                Name and Address of Beneficial Owner
                ------------------------------------
                 Class K
                 Alliance Capital Management LP
                 ATTN: Raymond Cardosi
                 1 N. Lexington Ave.
                 White Plains, NY 10601-1712
                 Amount of Ownership                      2,639
                 Percentage of Class                      99.29%

                 Class I
                 Alliance Capital Management LP
                 ATTN: Raymond Cardosi
                 1 N. Lexington Ave.
                 White Plains, NY 10601-1712
                 Amount of Ownership                      2,639
                 Percentage of Class                        100%

                 Advisor Class
                 CollegeBound Fund
                 CBF-Aggressive Growth Portfolio
                 529 Plan
                 500 Plaza Dr.
                 Secaucus, NJ 07094-3619
                 Amount of Ownership                 23,162,792
                 Percentage of Class                       7.19%

                 CollegeBound Fund
                 CBF-Growth Portfolio
                 529 Plan
                 500 Plaza Dr.
                 Secaucus, NJ 07094-3619
                 Amount of Ownership                 30,921,356
                 Percentage of Class                       9.59%

                 Merrill Lynch
                 Mutual Fund Operations
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                 70,200,709
                 Percentage of Class                      21.78%

                 High Yield

                 Class A
                 NFS LLC FEBO
                 CMG High Yield Master Fund, A Se
                 CMG High Yield Master Fund A
                 150 N. Radnor Chester Road
                 Suite A150
                 Radnor, PA 19087-5200
                 Amount of Ownership                  1,339,484
                 Percentage of Class                       7.72%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                  1,376,923
                 Percentage of Class                       7.94%


                Name and Address of Beneficial Owner
                ------------------------------------
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,494,072
                Percentage of Class                        8.61%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,609,377
                Percentage of Class                       15.04%

                Class B
                Dean Witter Reynolds
                ATTN: Mutual Fund Operations
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                   1,388,038
                Percentage of Class                        5.26%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,848,986
                Percentage of Class                        7.00%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,407,283
                Percentage of Class                        9.12%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,509,315
                Percentage of Class                        9.50%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   3,927,321
                Percentage of Class                       14.87%

                Name and Address of Beneficial Owner
                ------------------------------------
                Class C
                Pershing LLC
                PO Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     465,643
                Percentage of Class                        5.58%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     699,182
                Percentage of Class                        8.38%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     985,009
                Percentage of Class                       11.81%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,413,077
                Percentage of Class                       16.94%

                Class R
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                       1,613
                Percentage of Class                       99.01%

                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                       1,613
                Percentage of Class                      100.00%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                       1,613
                Percentage of Class                         100%


                    Name and Address of Beneficial Owner
                    ------------------------------------
                    Advisor Class
                    CollegeBound Fund
                    Aggressive Growth Emphasis
                    Age Based Portfolio 1987-1989
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership           2,448,230
                    Percentage of Class                6.14%

                    CollegeBound Fund
                    Growth Emphasis
                    Age Based Portfolio 1996-1998
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership           3,014,031
                    Percentage of Class                7.56%

                    CollegeBound Fund
                    CBF-Balanced Portfolio
                    529 Plan
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership           3,327,015
                    Percentage of Class                8.34%

                    CollegeBound Fund
                    Aggressive Growth Emphasis
                    Age Based Portfolio 1990-1992
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership           3,708,969
                    Percentage of Class                9.30%

                    CollegeBound Fund
                    Growth Emphasis
                    Age Based Portfolio 1987-1989
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership           5,709,984
                    Percentage of Class               14.32%

                    CollegeBound Fund
                    Growth Emphasis
                    Age Based Portfolio 1993-1995
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership           6,479,044
                    Percentage of Class               16.25%

                    CollegeBound Fund
                    Growth Emphasis
                    Age Based Portfolio 1990-1992
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership           7,167,835
                    Percentage of Class               17.98%

            Name and Address of Beneficial Owner
            ------------------------------------
            Premier Growth

            Class I
            Investors Bank & Trust Co
            AS TTEE CUST for Various
            Retirement Plans
            Qualified Plan
            4 Manhattanville Road
            Purchase, NY 10577-2139
            Amount of Ownership                            635,278
            Percentage of Class                               9.86%

            PMS/Prudential Retirement
            As Nominee for the TTEE/CUST PL 007
            Alliance Capital Management
            300 International Parkway, Suite 270
            Heathrow, FL 32746-5028
            Amount of Ownership                          1,856,747
            Percentage of Class                              28.82%

            Trust for Profit Sharing Pl for
            Employees of Alliance Capital Mgmt LP Plan H
            Attn: Diana Marotta, Floor 3
            1345 Avenue of the Americas
            New York, NY 10105
            Amount of Ownership                          3,205,225
            Percentage of Class                              49.74%

            Class II
            Oppenheimer & Co Inc. FBO
            L. Kelley Carson IRA
            PAS A/C
            P.O. Box 82927
            Aspen, CO 81612-8927
            Amount of Ownership                             33,164
            Percentage of Class                               9.61%

            International Growth

            Class A
            Citigroup Global Markets
            House Account
            ATTN: Cindy Tempesta
            333 W. 34th Street, Floor 3
            New York, NY 10001-2402
            Amount of Ownership                          1,254,450
            Percentage of Class                               5.34%

            Pershing LLC
            P.O. Box 2052
            Jersey City, NJ 07303-2052
            Amount of Ownership                          1,654,834
            Percentage of Class                               7.05%


               Name and Address of Beneficial Owner
               ------------------------------------
               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    2,005,770
               Percentage of Class                         8.54%

               Charles Schwab & Co.
               For the Exclusive Benefit of Customers
               Mutual Fund Operations
               101 Montgomery Street
               San Francisco, CA 94104-4122
               Amount of Ownership                    2,225,594
               Percentage of Class                         9.48%

               Class B
               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glenn Allen, VA 23060-9245
               Amount of Ownership                      294,001
               Percentage of Class                         5.62%

               Citigroup Global Markets
               House Account
               Attn: Cindy Tempesta
               333 W. 34th Street, Floor 3
               New York, NY 10001-2402
               Amount of Ownership                      470,106
               Percentage of Class                         8.99%

               MLPF&S
               For the Sole Benefit of its Customers
               Attn: Fund Admin.
               4800 Deer Lake Dr. East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                      580,556
               Percentage of Class                        11.10%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                      591,695
               Percentage of Class                        11.31%

               Class C
               Dean Witter Reynolds
               Attn: Mutual Fund Operations
               2 Harborside Plaza, 2nd Floor
               Jersey City, NJ 07311
               Amount of Ownership                      134,294
               Percentage of Class                         5.64%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   276,785
                 Percentage of Class                     11.63%

                 Citigroup Global Markets
                 House Account
                 Attn: Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   286,460
                 Percentage of Class                     12.03%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   507,810
                 Percentage of Class                     21.33%

                 Class R
                 Emjayco FBO
                 Broad Mountain Partners 401(K)
                 Plan 351795
                 P.O. Box 170910
                 Milwaukee, WI 53217-0909
                 Amount of Ownership                    32,000
                 Percentage of Class                     97.64%

                 Class K
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       710
                 Percentage of Class                     99.02%

                 Class I
                 Alliance Capital Management LP
                 ATTN: Raymond Cardosi
                 1 N. Lexington Ave.
                 White Plains, NY 10601-1712
                 Amount of Ownership                       710
                 Percentage of Class                       100%

                 Advisor Class
                 Pershing LLC
                 PO Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                    50,126
                 Percentage of Class                      7.53%


               Name and Address of Beneficial Owner
               ------------------------------------
               Charles Schwab & Co.
               For the Exclusive Benefit of Customers
               Mutual Fund Operations
               101 Montgomery Street
               San Francisco, CA 94104-4122
               Amount of Ownership                     85,347
               Percentage of Class                      12.82%

               Merrill Lynch
               Mutual Fund Admin
               4800 Deer Lake Drive, East 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    357,777
               Percentage of Class                      53.73%

               International Research Growth

               Class A
               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    478,865
               Percentage of Class                       5.36%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    832,815
               Percentage of Class                       9.33%

               Citigroup Global Markets
               House Account
               ATTN: Cindy Tempesta
               333 W. 34th Street, Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    895,154
               Percentage of Class                      10.03%

               Class B
               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                    469,138
               Percentage of Class                       5.54%

               Citigroup Global Markets
               House Account
               Attn: Cindy Tempesta
               333 W. 34th Street Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    557,969
               Percentage of Class                       6.58%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   780,022
                 Percentage of Class                      9.20%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   932,235
                 Percentage of Class                     11.00%

                 Class C
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   196,755
                 Percentage of Class                      6.87%

                 First Clearing LLC
                 Special Custody Acct for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   244,183
                 Percentage of Class                      8.53%

                 Citigroup Global Markets
                 House Account
                 Attn. Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   434,461
                 Percentage of Class                     15.17%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   463,768
                 Percentage of Class                     16.19%

                 Advisor Class
                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   215,642
                 Percentage of Class                      6.69%


                Name and Address of Beneficial Owner
                ------------------------------------
                Strafe & Co FAO
                Munson Med Ctr Operating-SEG Assets
                P.O. Box 160
                Westerville, OH 43086-0160
                Amount of Ownership                     523,383
                Percentage of Class                       16.23%

                PIMS/Prudential Retirement
                As Nominee for the TTEE/CUST PL 007
                Alliance Capital Management
                300 International Parkway, Ste 270
                Heathrow, FL 32746-5028
                Amount of Ownership                   1,074,140
                Percentage of Class                       33.32%

                Trust for Profit Sharing Plan for
                Employees of Alliance
                Capital Mgmt L.P. Plan
                ATTN: Diana Marotta, Floor 31
                1345 Avenue of the Americas
                New York, NY 10105
                Amount of Ownership                   1,132,826
                Percentage of Class                       35.14%

                Large Cap Growth

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   4,401,436
                Percentage of Class                        6.26%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   7,715,518
                Percentage of Class                       10.98%

                Class B
                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   6,878,115
                Percentage of Class                        7.64%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   7,164,479
                Percentage of Class                        7.96%

               Name and Address of Beneficial Owner
               ------------------------------------
               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    7,829,538
               Percentage of Class                         8.70%

               MLPF&S
               For the Sole Benefit of its Customers
               ATTN: Fund Admin.
               4800 Deer Lake Dr., East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                   15,988,283
               Percentage of Class                        17.76%

               Class C
               First Clearing LLC
               Special Custody Acct for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glen Allen, VA 23060-9245
               Amount of Ownership                    2,031,352
               Percentage of Class                         6.58%

               Citigroup Global Markets
               House Account
               Attn. Cindy Tempesta
               333 W. 34th Street Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    3,015,642
               Percentage of Class                         9.77%

               MLPF&S
               For the Sole Benefit of its Customers
               Attn. Fund Admin.
               4800 Deer Lake Dr. East 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    8,770,554
               Percentage of Class                        28.40%

               Class R
               Alliance Capital Management LP
               Attn: Raymond Cardosi
               1 North Lexington Avenue
               White Plains, NY 10601-1712
               Amount of Ownership                          603
               Percentage of Class                        10.78%

               MG Trust Trustee
               Belvedere Lambert & Houck
               700 17th Street, Ste 300
               Denver, CO 80202-3531
               Amount of Ownership                        4,985
               Percentage of Class                        89.13%


                Name and Address of Beneficial Owner
                ------------------------------------
                   Class K
                   Alliance Capital Management LP
                   ATTN: Raymond Cardosi
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712
                   Amount of Ownership                     567
                   Percentage of Class                  100.00%

                   Class I
                   Alliance Capital Management LP
                   ATTN: Raymond Cardosi
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712
                   Amount of Ownership                     567
                   Percentage of Class                     100%

                   Advisor Class
                   CollegeBound Fund
                   Growth Emphasis
                   Age Based Portfolio 1990-1992
                   500 Plaza Dr.
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               2,731,818
                   Percentage of Class                    5.18%

                   CollegeBound Fund
                   Age Based Portfolio 1999-2001
                   Aggressive Growth 529 Plan
                   500 Plaza Dr.
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               2,901,478
                   Percentage of Class                    5.50%

                   CollegeBound Fund
                   Growth Emphasis
                   Age Based Portfolio 1993-1995
                   500 Plaza Dr.
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               3,098,250
                   Percentage of Class                    5.88%

                   CollegeBound Fund
                   Growth Emphasis
                   Age Based Portfolio 1996-1998
                   500 Plaza Dr.
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               3,268,565
                   Percentage of Class                    6.20%

                   CollegeBound Fund
                   CBF-Balanced Portfolio
                   529 Plan
                   500 Plaza Dr.
                   Secaucus, NJ 07094-3619
                   Amount of Ownership               3,609,604
                   Percentage of Class                    6.85%

                Name and Address of Beneficial Owner
                ------------------------------------
                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1999-2001
                500 Plaza Dr.
                Secaucus, NJ 07094-3619
                Amount of Ownership                   4,191,206
                Percentage of Class                        7.95%

                CollegeBound Fund
                CBF-Aggressive Growth Portfolio
                529 Plan
                500 Plaza Dr.
                Secaucus, NJ 07094-3619
                Amount of Ownership                   4,624,054
                Percentage of Class                        8.77%

                CollegeBound Fund
                CBF-Growth Portfolio
                529 Plan
                500 Plaza Dr.
                Secaucus, NJ 07094-3619
                Amount of Ownership                   9,081,072
                Percentage of Class                       17.22%

                Mid-Cap Growth

                Class B
                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     766,073
                Percentage of Class                        6.00%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     789,826
                Percentage of Class                        6.19%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     845,931
                Percentage of Class                        6.63%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,343,675
                Percentage of Class                       10.53%


                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Class C
                 First Clearing LLC
                 Special Custody Acct for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   233,316
                 Percentage of Class                      5.31%

                 Dean Witter Reynolds
                 Attn. Mutual Funds Opers
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                   270,324
                 Percentage of Class                      6.15%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   330,201
                 Percentage of Class                      7.51%

                 Citigroup Global Markets
                 House Account
                 Attn. Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   373,630
                 Percentage of Class                      8.50%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   476,449
                 Percentage of Class                     10.84%

                 Class R
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                     1,653
                 Percentage of Class                     99.14%

                 Class K
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                     1,653
                 Percentage of Class                    100.00%

              Name and Address of Beneficial Owner
              ------------------------------------
              Class I
              Alliance Capital Management LP
              ATTN: Raymond Cardosi
              1 N. Lexington Ave.
              White Plains, NY 10601-1712
              Amount of Ownership                           1,653
              Percentage of Class                          100.00%

              Advisor Class
              PIMS/Prudential Retirement
              as Nominee for the TTEE/Customer Plan 007
              Alliance Capital Management
              300 International Parkway, Ste 270
              Heathrow, FL 32746-5028
              Amount of Ownership                       2,545,904
              Percentage of Class                           24.40%

              Trust for Profit Sharing Plan
              for Employees of Alliance Capital
              Management L.P., Plan I
              Attn: Diana Marotta, Floor 31
              1345 Avenue of Americas
              New York, NY 10105
              Amount of Ownership                       3,031,311
              Percentage of Class                           29.05%

              CollegeBound Fund
              CBF-Mid Cap Growth
              Customized Portfolio 529 Plan
              500 Plaza Drive
              Secaucus, NJ 07094-3619
              Amount of Ownership                       3,501,030
              Percentage of Class                           33.56%

              Multi-Market Strategy

              Class A
              First Clearing LLC
              Special Custody Acct. for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr.
              Glen Allen, VA 23060-9245
              Amount of Ownership                       1,543,809
              Percentage of Class                            5.47%

              MLPF&S
              For the Sole Benefit of its Customers
              ATTN: Fund Admin.
              4800 Deer Lake Dr., East, 2nd Floor
              Jacksonville, FL 32246-6484
              Amount of Ownership                       4,314,106
              Percentage of Class                           15.28%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Class B
                 Citigroup Global Markets
                 House Account
                 ATTN: Cindy Tempesta
                 333 W. 34th Street, Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                    64,109
                 Percentage of Class                      6.18%

                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   102,107
                 Percentage of Class                      9.85%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   106,817
                 Percentage of Class                     10.30%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   120,954
                 Percentage of Class                     11.67%

                 Class C
                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                    89,274
                 Percentage of Class                      5.37%

                 Dean Witter Reynolds
                 Attn: Mutual Fund Operations
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                    92,150
                 Percentage of Class                      5.55%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   105,079
                 Percentage of Class                      6.32%

                Name and Address of Beneficial Owner
                ------------------------------------
                   First Clearing LLC
                   Special Custody Acct. for the
                   Exclusive Benefit of Customer
                   10750 Wheat First Dr.
                   Glen Allen, VA 23060-9245
                   Amount of Ownership                 105,944
                   Percentage of Class                    6.38%

                   Citigroup Global Markets
                   House Account
                   Attn: Cindy Tempesta
                   333 W. 34th Street Floor 3
                   New York, NY 10001-2402
                   Amount of Ownership                 132,223
                   Percentage of Class                    7.96%

                   Class R
                   Alliance Capital Management LP
                   Attn: Raymond Cardosi
                   1 North Lexington Avenue
                   White Plains, NY 10601-1712
                   Amount of Ownership                   1,754
                   Percentage of Class                   99.01%

                   Class K
                   Alliance Capital Management LP
                   Attn: Raymond Cardosi
                   1 North Lexington Avenue
                   White Plains, NY 10601-1712
                   Amount of Ownership                   1,754
                   Percentage of Class                   99.50%

                   Class I
                   Alliance Capital Management LP
                   ATTN: Raymond Cardosi
                   1 N. Lexington Ave.
                   White Plains, NY 10601-1712
                   Amount of Ownership                   1,754
                   Percentage of Class                     100%

                   AMIF - California Portfolio

                   Class A
                   First Clearing LLC
                   Special Custody Acct. for the
                   Exclusive Benefit of Customer
                   10750 Wheat First Dr.
                   Glen Allen, VA 23060-9245
                   Amount of Ownership               3,482,525
                   Percentage of Class                    6.49%

                   Dean Witter Reynolds
                   ATTN: Mutual Fund Operations
                   2 Harborside Plaza, 2nd Floor
                   Jersey City, NJ 07311
                   Amount of Ownership               3,612,725
                   Percentage of Class                    6.73%


                Name and Address of Beneficial Owner
                ------------------------------------
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   3,688,212
                Percentage of Class                        6.87%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   4,898,252
                Percentage of Class                        9.13%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   6,906,576
                Percentage of Class                       12.87%

                Class B
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     683,904
                Percentage of Class                        5.49%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     764,467
                Percentage of Class                        6.14%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     857,952
                Percentage of Class                        6.89%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     856,864
                Percentage of Class                        7.26%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,097,425
                Percentage of Class                        9.30%

                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   3,021,876
                Percentage of Class                       25.62%

                AMIF - Insured California Portfolio

                Class A
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     374,977
                Percentage of Class                        5.40%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     604,939
                Percentage of Class                        8.71%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     709,391
                Percentage of Class                       10.21%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     732,004
                Percentage of Class                       10.54%

                Class B
                Pershing LLC
                PO Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                      65,033
                Percentage of Class                        5.38%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     145,696
                Percentage of Class                       12.05%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Class C
                 Dean Witter Reynolds
                 Attn. Mutual Funds Opers
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                    94,144
                 Percentage of Class                      7.10%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   320,005
                 Percentage of Class                     24.14%

                 Citigroup Global Markets
                 House Account
                 Attn. Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   356,762
                 Percentage of Class                     26.92%

                 AMIF - Insured National Portfolio

                 Class A
                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   620,810
                 Percentage of Class                      5.08%

                 Citigroup Global Markets
                 House Account
                 ATTN: Cindy Tempesta
                 333 W. 34th Street, Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   738,009
                 Percentage of Class                      6.04%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   808,969
                 Percentage of Class                      6.62%

                 Class B
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   112,526
                 Percentage of Class                      6.57%

                Name and Address of Beneficial Owner
                ------------------------------------
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     262,568
                Percentage of Class                       15.34%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     327,376
                Percentage of Class                       19.12%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                      63,897
                Percentage of Class                        5.47%

                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                      84,543
                Percentage of Class                        7.24%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     513,756
                Percentage of Class                       44.01%

                AMIF - National Portfolio

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,608,830
                Percentage of Class                        7.79%

                Class B
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     452,167
                Percentage of Class                        8.38%


                Name and Address of Beneficial Owner
                ------------------------------------
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     532,056
                Percentage of Class                        9.87%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     535,909
                Percentage of Class                        9.94%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     378,182
                Percentage of Class                        5.98%

                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     428,195
                Percentage of Class                        6.77%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,872,327
                Percentage of Class                       29.60%

                AMIF - New York Portfolio

                Class A
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,929,230
                Percentage of Class                        6.65%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,480,317
                Percentage of Class                        8.55%

                Name and Address of Beneficial Owner
                ------------------------------------
                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   4,186,987
                Percentage of Class                       14.44%

                Class B
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     865,459
                Percentage of Class                        6.18%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,149,987
                Percentage of Class                        8.21%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,987,431
                Percentage of Class                       21.33%

                Class C
                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     268,442
                Percentage of Class                        5.86%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     400,005
                Percentage of Class                        8.73%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     462,404
                Percentage of Class                       10.09%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,252,346
                Percentage of Class                       27.33%

                AMIF II - Arizona Portfolio

                Class A
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     497,559
                Percentage of Class                        5.22%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,091,716
                Percentage of Class                       11.46%

                Class B
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     441,255
                Percentage of Class                        7.44%

                Class C
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     219,277
                Percentage of Class                       10.52%

                Dean Witter Reynolds
                Attn: Mutual Fund Operations
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     236,156
                Percentage of Class                       11.33%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     403,175
                Percentage of Class                       19.34%

                Name and Address of Beneficial Owner
                ------------------------------------
                AMIF II - Florida Portfolio

                Class A
                Dean Witter Reynolds
                ATTN: Mutual Fund Operations
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     579,847
                Percentage of Class                        5.02%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     661,934
                Percentage of Class                        5.73%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     703,811
                Percentage of Class                        6.09%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,193,195
                Percentage of Class                       10.32%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,499,991
                Percentage of Class                       12.98%

                Class B
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     390,417
                Percentage of Class                        6.94%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     401,785
                Percentage of Class                        7.14%


                Name and Address of Beneficial Owner
                ------------------------------------
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                     696,771
                Percentage of Class                       12.39%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     745,058
                Percentage of Class                       13.25%

                Class C
                Dean Witter Reynolds
                Attn. Mutual Funds Opers
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     290,385
                Percentage of Class                        7.56%

                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     338,752
                Percentage of Class                        8.82%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     395,792
                Percentage of Class                       10.30%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,240,832
                Percentage of Class                       32.29%

                AMIF II - Massachusetts Portfolio

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     368,702
                Percentage of Class                        8.21%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   389,296
                 Percentage of Class                      8.67%

                 Citigroup Global Markets
                 House Account
                 ATTN: Cindy Tempesta
                 333 W. 34th Street, Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   458,790
                 Percentage of Class                     10.22%

                 Class B
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   299,507
                 Percentage of Class                      6.25%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn: Fund Admin.
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   388,277
                 Percentage of Class                      8.11%

                 Class C
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   160,015
                 Percentage of Class                      5.05%

                 Merrill Lynch
                 Mutual Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   226,467
                 Percentage of Class                      7.14%

                 Dean Witter Reynolds
                 Attn: Mutual Fund Operations
                 2 Harborside Plaza, 2nd Floor
                 Jersey City, NJ 07311
                 Amount of Ownership                   362,681
                 Percentage of Class                     11.44%

                Name and Address of Beneficial Owner
                ------------------------------------
                AMIF II - Michigan Portfolio

                Class A
                Charles Schwab & Co.
                For the Exclusive Benefit of Customers
                Mutual Fund Operations
                101 Montgomery Street
                San Francisco, CA 94104-4122
                Amount of Ownership                    268,412
                Percentage of Class                       5.53%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                    663,376
                Percentage of Class                      13.68%

                Class B
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                    298,660
                Percentage of Class                       7.63%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                    491,105
                Percentage of Class                      12.54%

                Class C
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                    291,992
                Percentage of Class                       7.12%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                    380,541
                Percentage of Class                       9.27%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                    680,384
                Percentage of Class                      16.58%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 AMIF II - Minnesota Portfolio

                 Class A
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   617,563
                 Percentage of Class                      9.29%

                 Jas & Co.
                 C/o Bremer Trust
                 P.O. Box 986
                 St. Cloud, MN 56302-0986
                 Amount of Ownership                   704,233
                 Percentage of Class                     10.60%

                 Class B
                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn: Fund Admin.
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                    88,613
                 Percentage of Class                      6.04%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   227,468
                 Percentage of Class                     15.51%

                 Class C
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   244,190
                 Percentage of Class                     14.57%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   507,351
                 Percentage of Class                     30.28%

                 AMIF II - New Jersey Portfolio

                 Class A
                 Citigroup Global Markets
                 House Account
                 ATTN: Cindy Tempesta
                 333 W. 34th Street, Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   505,252
                 Percentage of Class                      6.41%

                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     684,176
                Percentage of Class                        8.67%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     873,075
                Percentage of Class                       11.07%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,275,414
                Percentage of Class                       16.17%

                Class B
                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     510,203
                Percentage of Class                        8.04%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     679,958
                Percentage of Class                       10.71%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                   1,312,202
                Percentage of Class                       20.67%

                Class C
                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     290,566
                Percentage of Class                        7.96%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 First Clearing LLC
                 Special Custody Acct for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   591,793
                 Percentage of Class                     16.22%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   999,239
                 Percentage of Class                     27.38%

                 AMIF II - Ohio Portfolio

                 Class A
                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   504,402
                 Percentage of Class                      6.09%

                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   625,643
                 Percentage of Class                      7.55%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   921,235
                 Percentage of Class                     11.12%

                 Class B
                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   520,265
                 Percentage of Class                      9.11%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   619,676
                 Percentage of Class                     10.85%


                Name and Address of Beneficial Owner
                ------------------------------------
                Class C
                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     259,183
                Percentage of Class                        5.48%

                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     552,500
                Percentage of Class                       11.69%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,142,607
                Percentage of Class                       24.17%

                AMIF II - Pennsylvania Portfolio

                Class A
                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     427,047
                Percentage of Class                        5.79%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     493,127
                Percentage of Class                        6.69%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     832,938
                Percentage of Class                       11.30%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,650,612
                Percentage of Class                       22.39%

                Name and Address of Beneficial Owner
                ------------------------------------
                Class B
                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     283,103
                Percentage of Class                        6.85%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     508,709
                Percentage of Class                       12.31%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                   1,111,360
                Percentage of Class                       26.90%

                Class C
                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     326,016
                Percentage of Class                        9.96%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,259,816
                Percentage of Class                       38.51%

                AMIF II - Virginia Portfolio

                Class A
                Dean Witter Reynolds
                ATTN: Mutual Fund Operations
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     422,719
                Percentage of Class                        5.32%

                Legg Mason Wood Walker Inc.
                Special Custody Account
                FBO Customers
                P.O. Box 1476
                Baltimore, MD 21203-1476
                Amount of Ownership                     422,587
                Percentage of Class                        5.32%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     536,803
                Percentage of Class                        6.76%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     705,500
                Percentage of Class                        8.88%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,124,359
                Percentage of Class                       14.16%

                Class B
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     472,983
                Percentage of Class                       10.49%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     502,243
                Percentage of Class                       11.14%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                   1,037,926
                Percentage of Class                       23.03%

                Class C
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     394,269
                Percentage of Class                       15.07%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   434,891
                 Percentage of Class                     16.62%

                 Legg Mason Wood Walker, Inc.
                 Special Custody Account
                 FBO Customers
                 P.O. Box 1476
                 Baltimore, MD 21203-1476
                 Amount of Ownership                   460,000
                 Percentage of Class                     17.58%

                 Real Estate

                 Class A
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   407,896
                 Percentage of Class                      7.26%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 ATTN: Fund Admin.
                 4800 Deer Lake Dr., East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   544,582
                 Percentage of Class                      9.70%

                 Class B
                 Citigroup Global Markets
                 House Account
                 Attn: Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                   350,344
                 Percentage of Class                      7.89%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   410,847
                 Percentage of Class                      9.25%

                 First Clearing LLC
                 Special Custody Acct. for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   438,241
                 Percentage of Class                      9.87%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     836,783
                Percentage of Class                       18.84%

                Class C
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     156,350
                Percentage of Class                        5.94%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     239,783
                Percentage of Class                        9.11%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,022,328
                Percentage of Class                       38.85%

                Class R
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         527
                Percentage of Class                       99.03%

                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         527
                Percentage of Class                       99.03%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         527
                Percentage of Class                         100%

                    Name and Address of Beneficial Owner
                    ------------------------------------
                    Advisor Class
                    CollegeBound Fund
                    Aggressive Growth Emphasis
                    Age Based Portfolio 1996-1998
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership             351,285
                    Percentage of Class                5.61%

                    CollegeBound Fund
                    Growth Emphasis
                    Age Based Portfolio 1996-1998
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership             364,228
                    Percentage of Class                5.82%

                    CollegeBound Fund
                    Aggressive Growth Emphasis
                    Age Based Portfolio 1999-2001
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership             392,643
                    Percentage of Class                6.27%

                    CollegeBound Fund
                    Growth Emphasis
                    Age Based Portfolio 1993-1995
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership             393,411
                    Percentage of Class                6.28%

                    CollegeBound Fund
                    CBF-Balanced Portfolio
                    529 Plan
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership             403,671
                    Percentage of Class                6.45%

                    CollegeBound Fund
                    Growth Emphasis
                    Age Based Portfolio 1999-2001
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership             567,289
                    Percentage of Class                9.06%

                    CollegeBound Fund
                    CBF-Aggressive Growth Portfolio
                    529 Plan
                    500 Plaza Drive
                    Secaucus, NJ 07094-3619
                    Amount of Ownership             998,613
                    Percentage of Class               15.95%


                Name and Address of Beneficial Owner
                ------------------------------------
                CollegeBound Fund
                CBF-Growth Portfolio
                529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   1,726,359
                Percentage of Class                       27.57%

                Global Value

                Class A
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     128,377
                Percentage of Class                        5.28%

                Union Bank of California Trust
                Nominee
                George Little Mgmt. LLC 401K PSP
                P.O. Box 85484
                San Diego, CA 92186-5484
                Amount of Ownership                     141,583
                Percentage of Class                        5.82%

                Union Bank of California Trust
                Nominee
                Sanford Bernstein FBO
                Cloverland Farms Dairy, Inc.
                Employees 401K PSP
                P.O. Box 85484
                San Diego, CA 92186-5484
                Amount of Ownership                     287,370
                Percentage of Class                       11.81%

                Class B
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                      62,174
                Percentage of Class                        5.64%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                      82,327
                Percentage of Class                        7.47%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   134,533
                 Percentage of Class                     12.21%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn: Fund Admin.
                 4800 Deer Lake Dr. East, 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   166,113
                 Percentage of Class                     15.08%

                 Class C
                 First Clearing LLC
                 Special Custody Acct for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                    29,283
                 Percentage of Class                      5.29%

                 Citigroup Global Markets
                 House Account
                 Attn. Cindy Tempesta
                 333 W. 34th Street Floor 3
                 New York, NY 10001-2402
                 Amount of Ownership                    41,909
                 Percentage of Class                      7.57%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                    49,346
                 Percentage of Class                      8.91%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   109,855
                 Percentage of Class                     19.84%

                 Class R
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       775
                 Percentage of Class                     99.02%


              Name and Address of Beneficial Owner
              ------------------------------------
              Class K
              Alliance Capital Management LP
              Attn: Raymond Cardosi
              1 North Lexington Avenue
              White Plains, NY 10601-1712
              Amount of Ownership                             775
              Percentage of Class                           99.02%

              Class I
              Alliance Capital Management LP
              ATTN: Raymond Cardosi
              1 N. Lexington Ave.
              White Plains, NY 10601-1712
              Amount of Ownership                             775
              Percentage of Class                             100%

              Advisor Class
              Sanford Bernstein & Co. LLC
              One North Lexington Avenue
              White Plains, NY 10601-1712
              Amount of Ownership                         659,664
              Percentage of Class                            5.64%

              Sanford Bernstein & Co. LLC
              One North Lexington Avenue
              White Plains, NY 10601-1712
              Amount of Ownership                         779,840
              Percentage of Class                            6.67%

              PIMS/Prudential Retirement
              as Nominee for the TTEE/Customer Plan 007
              Alliance Capital Management
              300 International Parkway, Ste 270
              Heathrow, FL 32746-5028
              Amount of Ownership                       1,686,704
              Percentage of Class                           14.42%

              International Value

              Class A
              Dean Witter Reynolds
              ATTN: Mutual Fund Operations
              2 Harborside Plaza, 2nd Floor
              Jersey City, NJ 07311
              Amount of Ownership                       2,860,411
              Percentage of Class                            5.75%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052
              Amount of Ownership                       3,977,878
              Percentage of Class                            7.99%

                Name and Address of Beneficial Owner
                ------------------------------------
                Charles Schwab & Co.
                Mutual Funds Department
                101 Montgomery
                San Francisco, CA 94104-4122
                Amount of Ownership                   5,515,512
                Percentage of Class                       11.08%

                Class B
                Dean Witter Reynolds
                Attn: Mutual Fund Operations
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     581,823
                Percentage of Class                        5.50%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     836,726
                Percentage of Class                        7.91%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                     904,608
                Percentage of Class                        8.55%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,503,640
                Percentage of Class                       14.22%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,612,029
                Percentage of Class                       15.24%

                Class C
                Legg Mason Wood Walker Inc.
                Special Custody Account
                FBO Customers
                P.O. Box 1476
                Baltimore, MD 21203-1476
                Amount of Ownership                     874,640
                Percentage of Class                        5.60%


                Name and Address of Beneficial Owner
                ------------------------------------
                Dean Witter Reynolds
                Attn. Mutual Funds Opers
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     912,489
                Percentage of Class                        5.84%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,053,578
                Percentage of Class                        6.75%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,242,260
                Percentage of Class                        7.95%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   4,854,821
                Percentage of Class                       31.09%

                Class R
                Bremer Trust
                Luekens Food Stores Inc.
                401 K Plan
                Attn: Trust Operations FRPS
                P.O. Box 986
                Saint Cloud, MN 56302-0986
                Amount of Ownership                       7,272
                Percentage of Class                        5.21%

                Reliance Trust Company Cust
                FBO Southeastern Retina
                Association
                P.O. Box 48529
                Atlanta, GA 30262-1529
                Amount of Ownership                       8,899
                Percentage of Class                        6.37%

                Merrill Lynch
                Attn: Fund Admin.
                4800 Deer Lake Drive East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                      97,792
                Percentage of Class                       70.02%

                  Name and Address of Beneficial Owner
                  ------------------------------------
                  Class K
                  NFS LLC FEBO
                  Gelco Companies 401K & PSP
                  Reliance Trust Co. TTEE
                  1745 Salem Industrial Dr., NE
                  Salem, OR 97303-4240
                  Amount of Ownership                    313
                  Percentage of Class                  17.86%

                  Alliance Capital Management LP
                  ATTN: Raymond Cardosi
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership                    583
                  Percentage of Class                  33.28%

                  NFS LLC FEBO
                  Douglas Davison
                  Buck, Davison, Aldrich TTEES
                  1011 Commercial St, NE, Ste. 120
                  Salem, OR 97301-1036
                  Amount of Ownership                    856
                  Percentage of Class                  48.85%

                  Class I
                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership                373,886
                  Percentage of Class                   5.06%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership                985,598
                  Percentage of Class                  13.33%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership              1,367,938
                  Percentage of Class                  18.51%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712
                  Amount of Ownership              3,388,786
                  Percentage of Class                  45.85%

                  Advisor Class
                  CollegeBound Fund
                  Growth Emphasis
                  Age Based Portfolio 1999-2001
                  500 Plaza Drive
                  Secaucus, NJ 07094-3619
                  Amount of Ownership              3,593,176
                  Percentage of Class                   5.14%


               Name and Address of Beneficial Owner
               ------------------------------------
               CollegeBound Fund
               CBF-Aggressive Growth Portfolio
               529 Plan
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                    4,733,752
               Percentage of Class                         6.78%

               Merrill Lynch
               Attn: Fund Admin.
               4800 Deer Lake Drive E 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    4,861,289
               Percentage of Class                         6.96%

               Citigroup Global Markets
               333 W. 34th Street Floor 3
               New York, NY 10001-2402
               Amount of Ownership                    5,065,226
               Percentage of Class                         7.25%

               CollegeBound Fund
               CBF-Growth Portfolio
               529 Plan
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                    8,178,129
               Percentage of Class                        11.71%

               Small/Mid Cap Value

               Class A
               Charles Schwab & Co.
               For the Exclusive Benefit of Customers
               Mutual Fund Operations
               101 Montgomery Street
               San Francisco, CA 94104-4122
               Amount of Ownership                    1,313,698
               Percentage of Class                         5.42%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    3,528,166
               Percentage of Class                        14.55%

               Class B
               First Clearing LLC
               Special Custody Acct. for the
               Exclusive Benefit of Customer
               10750 Wheat First Dr.
               Glenn Allen, VA 23060-9245
               Amount of Ownership                    1,115,963
               Percentage of Class                         7.24%

               Name and Address of Beneficial Owner
               ------------------------------------
               MLPF&S
               For the Sole Benefit of its Customers
               Attn: Fund Admin.
               4800 Deer Lake Dr. East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    1,812,398
               Percentage of Class                        11.75%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    3,170,932
               Percentage of Class                        20.56%

               Class C
               Citigroup Global Markets
               House Account
               Attn. Cindy Tempesta
               333 W. 34th Street Floor 3
               New York, NY 10001-2402
               Amount of Ownership                      582,404
               Percentage of Class                         5.30%

               Pershing LLC
               P.O. Box 2052
               Jersey City, NJ 07303-2052
               Amount of Ownership                    1,190,033
               Percentage of Class                        10.82%

               MLPF&S
               For the Sole Benefit of its Customers
               Attn. Fund Admin.
               4800 Deer Lake Dr. East 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                    2,387,082
               Percentage of Class                        21.71%

               Class R
               Merrill Lynch
               Attn: Fund Admin
               4800 Deer Lake Dr. East, 2nd Floor
               Jacksonville, FL 32246-6484
               Amount of Ownership                        5,879
               Percentage of Class                         5.71%

               Capital Bank & Trust Co
               Joseph Jingoli & Son, Inc. 401(K) Plan
               8515 East Orchard Road, #2T2
               Greenwood Village, CO 80111-5002
               Amount of Ownership                        7,882
               Percentage of Class                         7.66%

               MG Trust Trustee
               Lawrence Semiconductor Research Lab
               700 17th Street, Suite 300
               Denver, CO 80202-3531
               Amount of Ownership                        7,970
               Percentage of Class                         7.74%

               Name and Address of Beneficial Owner
               ------------------------------------
               Capital Bank & Trust Company Cust
               FBO USA 401(K) Plan S/D IRA
               C/O Planpremier/Fascorp
               8515 East Orchard Road, #2T2
               Greenwood Village, CO 80111-5002
               Amount of Ownership                        11,165
               Percentage of Class                         10.85%

               Capital Bank & Trust FBO
               United SO Bank Emp 401(K) PSP
               C/O Fascorp
               8515 East Orchard Road, #2T2
               Greenwood Village, CO 80111-5002
               Amount of Ownership                        11,266
               Percentage of Class                         10.94%

               Capital Bank & Trust Co
               FBO Ear, Nose and Throat, Ltd. PSP Plan
               C/O Planpremier/Fascorp
               8515 East Orchard Road, #2T2
               Greenwood Village, CO 80111-5002
               Amount of Ownership                        13,336
               Percentage of Class                         12.95%

               Capital Bank & Trust Company FBO
               Maine Rubber International
               401(K) Retirement Savings Pl
               C/O Planpremier/Fascorp
               8515 East Orchard Road, #2T2
               Greenwood Village, CO 80111-5002
               Amount of Ownership                        18,704
               Percentage of Class                         18.17%

               Class K
               Alliance Capital Management LP
               Attn: Raymond Cardosi
               1 North Lexington Avenue
               White Plains, NY 10601-1712
               Amount of Ownership                           595
               Percentage of Class                         99.02%

               Class I
               Alliance Capital Management LP
               ATTN: Raymond Cardosi
               1 N. Lexington Ave.
               White Plains, NY 10601-1712
               Amount of Ownership                           595
               Percentage of Class                           100%

               Advisor Class
               CollegeBound Fund
               Age Based Portfolio 1999-2001
               500 Plaza Drive
               Secaucus, NJ 07094-3619
               Amount of Ownership                     1,242,241
               Percentage of Class                          5.88%

                Name and Address of Beneficial Owner
                ------------------------------------
                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1999-2001
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   1,794,489
                Percentage of Class                        8.49%

                CollegeBound Fund
                CBF-Aggressive Growth Portfolio
                529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   1,895,430
                Percentage of Class                        8.97%

                CollegeBound Fund
                CBF-AllianceBernstein Small Cap
                Customized Allocation
                529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   1,900,459
                Percentage of Class                        8.99%

                CollegeBound Fund
                CBF-Growth Portfolio
                529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   4,912,975
                Percentage of Class                       23.24%

                Value

                Class A
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,119,876
                Percentage of Class                        6.64%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   3,104,843
                Percentage of Class                       18.40%

                Class B
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     774,343
                Percentage of Class                        5.84%


                Name and Address of Beneficial Owner
                ------------------------------------
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                   1,046,886
                Percentage of Class                        7.89%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,965,224
                Percentage of Class                       14.82%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,962,682
                Percentage of Class                       22.34%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     685,030
                Percentage of Class                        8.61%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     698,300
                Percentage of Class                        8.78%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,238,311
                Percentage of Class                       28.14%

                Class R
                Reliance Trust Co Cust
                FBO Shelor Motor Mile
                P.O. Box 48529
                Atlanta, GA 30362-1529
                Amount of Ownership                      17,673
                Percentage of Class                       30.07%

                Merrill Lynch
                Attn: Fund Admin
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                      38,829
                Percentage of Class                       66.06%

                Name and Address of Beneficial Owner
                ------------------------------------
                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         779
                Percentage of Class                       99.02%

                Class I
                Mercer Trust Co. TTEE FBO
                Thomson 401K Savings Plan
                1 Investors Way
                Norwood, MA 02062-1599
                Amount of Ownership                   2,296,328
                Percentage of Class                       99.97%

                Advisor Class
                CollegeBound Fund
                CBF-Balanced Portfolio
                529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   2,511,546
                Percentage of Class                        5.03%

                CollegeBound Fund
                Growth Emphasis
                Age Based Portfolio 1999-2001
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   2,952,626
                Percentage of Class                        5.91%

                CollegeBound Fund
                AllianceBernstein Value Fund
                Customized Allocation
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   3,352,473
                Percentage of Class                        6.71%

                CollegeBound Fund
                CBF-Growth Portfolio
                529 Plan
                500 Plaza Drive
                Secaucus, NJ 07094-3619
                Amount of Ownership                   5,369,820
                Percentage of Class                       10.75%

                Utility Income

                Class A
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     275,019
                Percentage of Class                        6.05%


                Name and Address of Beneficial Owner
                ------------------------------------
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     574,028
                Percentage of Class                       12.64%

                Class B
                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     527,626
                Percentage of Class                        7.91%

                Pershing LLC
                PO Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     781,406
                Percentage of Class                       11.71%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,462,883
                Percentage of Class                       21.92%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     158,021
                Percentage of Class                        6.16%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     202,275
                Percentage of Class                        7.89%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     966,877
                Percentage of Class                       37.70%

                Class R
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         612
                Percentage of Class                       99.02%

                Name and Address of Beneficial Owner
                ------------------------------------
                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         612
                Percentage of Class                       99.02%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         612
                Percentage of Class                      100.00%

                Advisor Class
                Pershing LLC
                PO Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                      24,287
                Percentage of Class                       16.72%

                Merrill Lynch Pierce Fenner & SM
                for the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                      33,749
                Percentage of Class                       23.23%

                Balanced Wealth

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   5,801,993
                Percentage of Class                       13.94%

                Class B
                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,328,425
                Percentage of Class                        5.94%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,517,183
                Percentage of Class                        6.79%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,680,539
                Percentage of Class                        7.52%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   3,172,552
                Percentage of Class                       14.20%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,457,152
                Percentage of Class                        9.05%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   5,114,978
                Percentage of Class                       31.76%

                Class R
                Reliance Trust Company Customer
                FBO Johnson Barrow Inc. 401K
                P.O. Box 48529
                Atlanta, GA 30362-1529
                Amount of Ownership                         818
                Percentage of Class                       15.65%

                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         910
                Percentage of Class                       17.42%

                Reliance Trust Company Customer
                FBO Shelor Motor Mile
                P.O. Box 48529
                Atlanta, GA 30362-1529
                Amount of Ownership                       3,264
                Percentage of Class                       62.48%

                Class K
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         861
                Percentage of Class                       10.01%

              Name and Address of Beneficial Owner
              ------------------------------------
              MG Trust Co. Agent TTEE
              Frontier Trust Co.
              Thal-Mor Associates Retirement Pro.
              P.O. Box 10699
              Fargo, ND 58106-0699
              Amount of Ownership                           7,737
              Percentage of Class                           89.89%

              Class I
              Alliance Capital Management LP
              ATTN: Raymond Cardosi
              1 N. Lexington Ave.
              White Plains, NY 10601-1712
              Amount of Ownership                             861
              Percentage of Class                           99.02%

              Advisor Class
              Merrill Lynch
              Attn: Fund Admin
              4800 Deer Lake Drive East, 2nd Floor
              Jacksonville, FL 32246-6484
              Amount of Ownership                         486,492
              Percentage of Class                           11.16%

              Trust for Profit Sharing Plan
              for Employees of Alliance
              Capital Management L.P. Plan A
              Attn: Diana Marotta, Floor 31
              1345 Avenue of Americas
              New York, New York 10105
              Amount of Ownership                         793,186
              Percentage of Class                           18.19%

              PIMS/Prudential Retirement
              as Nominee for the TTEE/Customer Plan 007
              Alliance Capital Management
              300 International Parkway, Ste 270
              Heathrow, FL 32746-5028
              Amount of Ownership                       2,417,601
              Percentage of Class                           55.46%

              Growth

              Class A
              First Clearing LLC
              Special Custody Acct. for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr.
              Glen Allen, VA 23060-9245
              Amount of Ownership                       1,764,126
              Percentage of Class                            5.83%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052
              Amount of Ownership                       1,977,650
              Percentage of Class                            6.53%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,504,526
                Percentage of Class                        8.28%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   2,766,322
                Percentage of Class                        9.14%

                Class B
                Dean Witter Reynolds
                ATTN: Mutual Fund Operations
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                   1,310,582
                Percentage of Class                        5.69%

                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                   1,481,139
                Percentage of Class                        6.44%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,639,886
                Percentage of Class                        7.13%

                Merrill Lynch
                Mutual Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,466,594
                Percentage of Class                       10.72%

                Citigroup Global Markets
                House Account
                ATTN: Cindy Tempesta
                333 W. 34th St., Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   2,606,331
                Percentage of Class                       11.32%

                Name and Address of Beneficial Owner
                ------------------------------------
                Class C
                Dean Witter Reynolds
                Attn. Mutual Funds Opers
                2 Harborside Plaza, 2nd Floor
                Jersey City, NJ 07311
                Amount of Ownership                     464,310
                Percentage of Class                        5.76%

                First Clearing LLC
                Special Custody Acct for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     523,743
                Percentage of Class                        6.49%

                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                   1,116,521
                Percentage of Class                       13.84%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,722,690
                Percentage of Class                       21.36%

                Class R
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         304
                Percentage of Class                       33.31%

                Community Bank, NA DT FBO
                Seaview Technologies 401(K) PS Plan
                6 Rhoads Dr., Suite 7
                Utica, NY 13502-6317
                Amount of Ownership                         606
                Percentage of Class                       66.36%

                Class K
                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         304
                Percentage of Class                      100.00%


              Name and Address of Beneficial Owner
              ------------------------------------
              Class I
              Alliance Capital Management LP
              ATTN: Raymond Cardosi
              1 North Lexington Ave.
              White Plains, NY 10601-1712
              Amount of Ownership                             304
              Percentage of Class                           99.50%

              Advisor Class
              Merrill Lynch
              Mutual Fund Admin
              4800 Deer Lake Drive, East 2nd Floor
              Jacksonville, FL 32246-6484
              Amount of Ownership                          53,991
              Percentage of Class                            5.49%

              PIMS/Prudential Retirement
              as Nominee for the TTEE/Customer Plan 007
              Alliance Capital Management
              300 International Parkway, Ste 270
              Heathrow, FL 32746-5028
              Amount of Ownership                         377,173
              Percentage of Class                           38.34%

              Trust for Profit Sharing Plan
              for Employees of Alliance Capital
              Management L.P., Plan R
              Attn: Diana Marotta, Floor 31
              1345 Avenue of Americas
              New York, NY 10105
              Amount of Ownership                         467,349
              Percentage of Class                           47.51%

              Tax-Managed Balanced Wealth

              Class A
              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052
              Amount of Ownership                       2,160,543
              Percentage of Class                           18.00%

              Class B
              MLPF&S
              For the Sole Benefit of its Customers
              ATTN: Fund Admin.
              4800 Deer Lake Dr., East, 2nd Floor
              Jacksonville, FL 32246-6484
              Amount of Ownership                         272,863
              Percentage of Class                            5.42%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052
              Amount of Ownership                         655,239
              Percentage of Class                           13.02%

                 Name and Address of Beneficial Owner
                 ------------------------------------
                 Class C
                 First Clearing LLC
                 Special Custody Acct for the
                 Exclusive Benefit of Customer
                 10750 Wheat First Dr.
                 Glen Allen, VA 23060-9245
                 Amount of Ownership                   224,571
                 Percentage of Class                      5.99%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   383,095
                 Percentage of Class                     10.22%

                 MLPF&S
                 For the Sole Benefit of its Customers
                 Attn. Fund Admin.
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   947,500
                 Percentage of Class                     25.27%

                 Advisor Class
                 Wells Fargo Investments LLC
                 608 2nd Avenue, S. Floor 8
                 Minneapolis, MN 55402-1927
                 Amount of Ownership                    22,719
                 Percentage of Class                      6.08%

                 Merrill Lynch
                 Attn: Fund Admin
                 4800 Deer Lake Dr East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                    27,427
                 Percentage of Class                      7.34%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                    36,885
                 Percentage of Class                      9.87%

                 Richard C. Galiardo
                 48 Lenox Road
                 Summit, NJ 07901-3733
                 Amount of Ownership                    40,599
                 Percentage of Class                     10.86%

                 Wells Fargo Investments LLC
                 608 2nd Avenue S, Floor 8
                 Minneapolis, MN 55402-1927
                 Amount of Ownership                    58,092
                 Percentage of Class                     15.54%

                 Pershing LLC
                 P.O. Box 2052
                 Jersey City, NJ 07303-2052
                 Amount of Ownership                   111,309
                 Percentage of Class                     29.78%


                Name and Address of Beneficial Owner
                ------------------------------------
                Tax-Managed Wealth Appreciation

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,635,542
                Percentage of Class                       38.51%

                Class B
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     103,891
                Percentage of Class                        6.18%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     307,489
                Percentage of Class                       18.28%

                Class C
                Citigroup Global Markets
                House Account
                Attn. Cindy Tempesta
                333 W. 34th Street Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     113,285
                Percentage of Class                        5.62%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     308,732
                Percentage of Class                       15.31%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     612,862
                Percentage of Class                       30.39%

                Advisor Class
                Bonnie E. Orlowski & Frank P.
                Orlowski JTWROS
                1623 Third Avenue #28F
                New York, NY 10128-3642
                Amount of Ownership                      17,693
                Percentage of Class                        6.83%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                      42,312
                Percentage of Class                       16.34%

                Name and Address of Beneficial Owner
                ------------------------------------
                Merrill Lynch
                Attn: Fund Admin
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     123,001
                Percentage of Class                       47.49%

                Tax-Managed Wealth Preservation

                Class A
                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     317,186
                Percentage of Class                        5.12%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,023,222
                Percentage of Class                       16.53%

                Class B
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glen Allen, VA 23060-9245
                Amount of Ownership                     304,408
                Percentage of Class                        8.02%

                MLPF&S
                For the Sole Benefit of its Customers
                ATTN: Fund Admin.
                4800 Deer Lake Dr., East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     398,576
                Percentage of Class                       10.50%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     495,040
                Percentage of Class                       13.04%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NY 07303-2052
                Amount of Ownership                     194,031
                Percentage of Class                        8.56%


                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     596,700
                Percentage of Class                       26.34%

                Advisor Class
                Raymond James & Associates Inc.
                FBO Mann Leona
                880 Carillon Parkway
                St. Petersburg, FL 33716-1100
                Amount of Ownership                      36,456
                Percentage of Class                        9.32%

                Raymond James & Associates Inc.
                FBO Manning Trust
                880 Carillon Parkway
                St. Petersburg, FL 33716-1100
                Amount of Ownership                      45,487
                Percentage of Class                       11.63%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     113,430
                Percentage of Class                       29.00%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     149,265
                Percentage of Class                       38.16%

                Wealth Appreciation

                Class A
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   2,902,640
                Percentage of Class                       14.65%

                Class B
                First Clearing LLC
                Special Custody Acct. for the
                Exclusive Benefit of Customer
                10750 Wheat First Dr.
                Glenn Allen, VA 23060-9245
                Amount of Ownership                     736,926
                Percentage of Class                        6.10%

                Name and Address of Beneficial Owner
                ------------------------------------
                MLPF&S
                For the Sole Benefit of its Customers
                Attn: Fund Admin.
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                     789,005
                Percentage of Class                        6.54%

                Citigroup Global Markets
                House Account
                Attn: Cindy Tempesta
                333 W 34th Street, Floor 3
                New York, NY 10001-2402
                Amount of Ownership                     845,306
                Percentage of Class                        7.00%

                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,723,200
                Percentage of Class                       14.28%

                Class C
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                   1,006,513
                Percentage of Class                       11.62%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   2,499,192
                Percentage of Class                       28.85%

                Class R
                MG Trust Trustee
                Technology Architects, Inc.
                700 17th Street, Suite 300
                Denver, CO 80202-3531
                Amount of Ownership                         474
                Percentage of Class                        5.29%

                Reliance Trust Co Cust
                FBO Shelor Motor Mile
                P.O. Box 48529
                Atlanta, GA 30362-1529
                Amount of Ownership                         500
                Percentage of Class                        5.58%

                Alliance Capital Management LP
                Attn: Raymond Cardosi
                1 North Lexington Avenue
                White Plains, NY 10601-1712
                Amount of Ownership                         886
                Percentage of Class                        9.90%


                 Name and Address of Beneficial Owner
                 ------------------------------------
                 MG Trust Trustee
                 Lawrence Semiconductor Research Lab
                 700 17th Street, Ste 300
                 Denver, CO 80202-3531
                 Amount of Ownership                     1,277
                 Percentage of Class                     14.27%

                 Reliance Trust Company Cust
                 FBO Johnson Barrow Inc 401K
                 P.O. Box 48529
                 Atlanta, GA 30362-1529
                 Amount of Ownership                     1,374
                 Percentage of Class                     15.36%

                 MG Trust Trustee
                 Emclay Enterprises Inc.
                 700 17th Street, Ste 300
                 Denver, CO 80202-3531
                 Amount of Ownership                     1,774
                 Percentage of Class                     19.82%

                 MG Trust Trustee
                 Eastern Shipping Worldwide, Inc.
                 700 17th Street, Suite 300
                 Denver, CO 80202-3531
                 Amount of Ownership                     2,590
                 Percentage of Class                     28.94%

                 Class K
                 Alliance Capital Management LP
                 Attn: Raymond Cardosi
                 1 North Lexington Avenue
                 White Plains, NY 10601-1712
                 Amount of Ownership                       820
                 Percentage of Class                     99.02%

                 Class I
                 Alliance Capital Management LP
                 ATTN: Raymond Cardosi
                 1 N. Lexington Ave.
                 White Plains, NY 10601-1712
                 Amount of Ownership                       820
                 Percentage of Class                       100%

                 Advisor Class
                 Merrill Lynch
                 Attn: Fund Admin
                 4800 Deer Lake Dr. East 2nd Floor
                 Jacksonville, FL 32246-6484
                 Amount of Ownership                   425,733
                 Percentage of Class                      5.14%

                 Trust for Profit Sharing Plan
                 for Employees of Alliance
                 Capital Management L.P. Plan A
                 Attn: Diana Marotta, Floor 31
                 New York, New York 10105
                 Amount of Ownership                 1,805,485
                 Percentage of Class                     21.80%

              Name and Address of Beneficial Owner
              ------------------------------------
              PIMS/Prudential Retirement
              as Nominee for the TTEE/Customer Plan 007
              Alliance Capital Management
              300 International Parkway, Ste 270
              Heathrow, FL 32746-5028
              Amount of Ownership                       5,350,735
              Percentage of Class                           64.61%

              Wealth Preservation

              Class A
              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052
              Amount of Ownership                       2,614,301
              Percentage of Class                           18.18%

              Class B
              Citigroup Global Markets
              House Account
              Attn: Cindy Tempesta
              333 W. 34th Street Floor 3
              New York, NY 10001-2402
              Amount of Ownership                         461,109
              Percentage of Class                            6.07%

              First Clearing LLC
              Special Custody Acct. for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr.
              Glen Allen, VA 23060-9245
              Amount of Ownership                         506,718
              Percentage of Class                            6.67%

              Pershing LLC
              P.O. Box 2052
              Jersey City, NJ 07303-2052
              Amount of Ownership                         977,056
              Percentage of Class                           12.86%

              Class C
              First Clearing LLC
              Special Custody Acct for the
              Exclusive Benefit of Customer
              10750 Wheat First Dr.
              Glen Allen, VA 23060-9245
              Amount of Ownership                         387,971
              Percentage of Class                            5.53%

              Dean Witter Reynolds
              Attn. Mutual Funds Opers
              2 Harborside Plaza, 2nd Floor
              Jersey City, NJ 07311
              Amount of Ownership                         430,370
              Percentage of Class                            6.14%


                Name and Address of Beneficial Owner
                ------------------------------------
                Pershing LLC
                P.O. Box 2052
                Jersey City, NJ 07303-2052
                Amount of Ownership                     890,562
                Percentage of Class                       12.70%

                MLPF&S
                For the Sole Benefit of its Customers
                Attn. Fund Admin.
                4800 Deer Lake Dr. East 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                   1,274,811
                Percentage of Class                       18.18%

                Class R
                MG Trust Trustee
                Mosebach Funt Dayton & Duckworth
                700 17th Street, Ste 300
                Denver, CO 80202-3531
                Amount of Ownership                       6,994
                Percentage of Class                        8.31%

                Reliance Trust Company
                FBO Knoxville Eye Surgery C 401K
                P.O. Box 48529
                Atlanta, GA 30362-1529
                Amount of Ownership                      76,055
                Percentage of Class                       90.34%

                Class K
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         911
                Percentage of Class                       12.11%

                MG Trust Co. Agent TTEE
                Frontier Trust Co.
                Thal-Mor Associates Retirement Pro.
                P.O. Box 10699
                Fargo, ND 58106-0699
                Amount of Ownership                       6,599
                Percentage of Class                       87.77%

                Class I
                Alliance Capital Management LP
                ATTN: Raymond Cardosi
                1 N. Lexington Ave.
                White Plains, NY 10601-1712
                Amount of Ownership                         911
                Percentage of Class                         100%

                Name and Address of Beneficial Owner
                ------------------------------------
                Advisor Class
                Merrill Lynch
                Attn: Fund Admin
                4800 Deer Lake Dr. East, 2nd Floor
                Jacksonville, FL 32246-6484
                Amount of Ownership                    105,435
                Percentage of Class                       6.15%

                Trust for Profit Sharing Plan for
                Employees of Alliance
                Capital Management L.P. Plan A
                ATTN: Diana Marotta, Floor 31
                1345 Avenue of the Americas
                New York, NY 10105
                Amount of Ownership                    349,488
                Percentage of Class                      20.40%

                PIMS/Prudential Retirement
                As Nominee for the TTEE/CUST PL 007
                Alliance Capital Management
                300 International Parkway, Suite 270
                Heathrow, FL 32746-5028
                Amount of Ownership                  1,030,977
                Percentage of Class                      60.17%

                          THE ALLIANCEBERNSTEIN FUNDS

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management
                       Alliance Capital Management L.P.

--------------------------------------------------------------------------------


NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT September 6, 2005

                                   FORM OF

PROXY                       ALLIANCEBERNSTEIN FUNDS                        PROXY
                      JOINT ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 15, 2005


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE ALLIANCEBERNSTEIN FUNDS. The undersigned hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Funds listed below (each a "Fund", and collectively, the "Funds") to be held at 3:00 p.m., Eastern Time, on November 15, 2005 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement (the time of each Meeting is incorporated by reference herein), revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.


The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-290-1383


Please vote, date, sign and return this proxy card promptly if you are not voting via the internet or by telephone. You may use the enclosed envelope.


Note: Please sign exactly as name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.


_________________________________________
Stockholder sign here


_________________________________________
Co-owner sign here


_________________________________________
Date                           ABF_15610

                                                 ALLIANCEBERNSTEIN FUNDS
AllianceBernstein Americas                  AllianceBernstein Greater China         AllianceBernstein Municipal Income Fund II
Government Income Trust                      '97 Fund, Inc.                         - Arizona Portfolio
AllianceBernstein Balanced Shares,          AllianceBernstein Growth and            - Florida Portfolio
Inc.                                         Income Fund, Inc.                      - Massachusetts  Portfolio
                                                                                    - Michigan Portfolio
AllianceBernstein Blended Styles            AllianceBernstein High Yield            - Minnesota Portfolio
Series, Inc.                                Fund, Inc.                              - New Jersey Portfolio
- U.S. Large Cap Portfolio                                                          - Ohio Portfolio
                                                                                    - Pennsylvania Portfolio
AllianceBernstein Bond Fund, Inc.           AllianceBernstein Institutional         - Virginia Portfolio
                                             Funds, Inc.
- AllianceBernstein Corporate               - AllianceBernstein Premier
  Bond   Portfolio                            Growth Institutional Fund
- AllianceBernstein Quality Bond            - AllianceBernstein Real Estate
  Portfolio                                   Investment Institutional Fund         The AllianceBernstein Portfolios
- AllianceBernstein U.S.                                                            - AllianceBernstein Growth Fund
  Government  Portfolio                     AllianceBernstein International         - AllianceBernstein
                                            Growth Fund, Inc.                         Wealth Preservation Strategy
AllianceBernstein Cap Fund, Inc.                                                    - AllianceBernstein Tax-Managed
- AllianceBernstein                         AllianceBernstein International           Wealth Preservation Strategy
   Small Cap Growth Portfolio               Research Growth Fund, Inc.              - AllianceBernstein Balanced Wealth
                                                                                      Strategy
AllianceBernstein Emerging Market           AllianceBernstein Large Cap             - AllianceBernstein Tax-Managed
Debt Fund, Inc.                             Growth Fund, Inc.                         Balanced Wealth Strategy
                                                                                    - AllianceBernstein Wealth Appreciation
AllianceBernstein Exchange Reserves         AllianceBernstein Mid-Cap Growth          Strategy
                                              Fund, Inc.                            - Alliance Bernstein Tax-Managed Wealth
AllianceBernstein Focused Growth &                                                    Appreciation Strategy
Income Fund, Inc.                           AllianceBernstein Multi-Market
                                              Strategy Trust, Inc.                  AllianceBernstein Real Estate
AllianceBernstein Global Health                                                     Investment Fund, Inc.
Care Fund, Inc.                             AllianceBernstein Municipal
                                            Income Fund, Inc.                       AllianceBernstein  Trust
AllianceBernstein Global Research           - California Portfolio                  - AllianceBernstein Value Fund
Growth Fund, Inc.                           - Insured California Portfolio          - AllianceBernstein Small/Mid Cap Value Fund
                                            - Insured National Portfolio            - AllianceBernstein International Value Fund
AllianceBernstein Global Strategic          - National Portfolio                    - AllianceBernstein Global Value Fund
Income Trust, Inc.                          - New York Portfolio
                                                                                    AllianceBernstein Utility Income Fund,  Inc.
AllianceBernstein Global Technology
Fund, Inc.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:[_]

[_] To vote FOR all proposals for all Funds mark this box. No other vote is necessary.

                                           For        Withhold     For All
                                           All          All        Except

1.   To elect Directors                     / /        / /          / /
     for all funds except
     AllianceBernstein Greater
       China '97 Fund, Inc.:


01.  Ruth Block              05.  William H. Foulk, Jr.
02.  David H. Dievler        06.  D. James Guzy
03.  John H. Dobkin          07.  Marc O. Mayer
04.  Michael J. Downey       08.  Marshall C. Turner, Jr.


To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided. __________________________


                                           For       Withhold     For All
                                           All          All         Except

1.   To elect Directors for                / /        / /          / /
     AllianceBernstein Greater
       China '97 Fund, Inc.:

09. David H. Dievler         10. William H. Foulk, Jr.


To withhold authority to vote for either individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.___________________

                                           For        Against       Abstain

2. To approve the amendment and            / /        / /          / /
restatement of the Charter of each Fund
that is a Maryland corporation, which
will repeal in their entirety all
currently existing charter provisions
and substitute in lieu thereof new
provisions set forth in the Form of
Articles of Amendment and Restatement
attached to the Proxy Statement as
Appendix D.


All Funds except AllianceBernstein Exchange Reserves; AllianceBernstein Trust - All Funds; AllianceBernstein Municipal Income Fund II - All Portfolios; and The AllianceBernstein Portfolios - All Funds

                                           For        Against       Abstain

3. To approve the amendment,               / /        / /          / /
elimination, or reclassification as
non-fundamental of the fundamental
investment policies regarding:

                                           For        Against      Abstain

    3.a. Diversification.                  / /        / /          / /

All Funds except AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Greater China '97 Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein Municipal Income Fund, Inc. - California Portfolio, Insured California Portfolio, and New York Portfolio; AllianceBernstein Municipal Income Fund II - All Portfolios; and AllianceBernstein Multi-Market Strategy Trust, Inc.

                                           For        Against      Abstain

    3.b. Issuing Senior Securities         / /        / /          / /
         and Borrowing Money.

All Funds except AllianceBernstein International Growth Fund, Inc.; and AllianceBernstein International Research Growth Fund, Inc.

                                           For        Against      Abstain

    3.c. Underwriting Securities.          / /        / /          / /

All Funds except AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Greater China `97 Fund, Inc.; AllianceBernstein Global Health Care Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein International Growth Fund, Inc.; AllianceBernstein Multi-Market Strategy Trust, Inc.; and The AllianceBernstein Portfolios - AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy, and AllianceBernstein Tax-Managed Wealth Appreciation Strategy

                                           For        Against      Abstain

    3.d.  Concentration of Investments.    / /        / /          / /

All Funds except AllianceBernstein International Growth Fund, Inc.; and AllianceBernstein International Research Growth Fund, Inc.

                                           For        Against      Abstain

    3.e. Real Estate and Companies         / /        / /          / /
         that Deal in Real Estate.

All Funds except AllianceBernstein International Growth Fund, Inc.; and AllianceBernstein International Research Growth Fund, Inc.

                                           For        Against      Abstain

    3.f.  Commodity Contracts and          / /        / /          / /
          Futures Contracts.


All Funds except AllianceBernstein International Growth Fund, Inc.; and AllianceBernstein International Research Growth Fund, Inc.

                                           For        Against      Abstain

    3.g. Loans.                            / /        / /          / /

All Funds

                                           For        Against      Abstain

    3.h.  Joint Securities Trading         / /        / /          / /
          Accounts.

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - Corporate Bond Portfolio, and U.S. Government Portfolio; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Greater China `97 Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein Institutional Funds, Inc.- AllianceBernstein Real Estate Investment Institutional Fund; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Municipal Income Fund, Inc. - California Portfolio, Insured National Portfolio, National Portfolio, and New York Portfolio; AllianceBernstein Municipal Income Fund II - All Portfolios; AllianceBernstein Multi-Market Strategy Trust, Inc.; AllianceBernstein Real Estate Investment Fund, Inc.; AllianceBernstein Utility Income Fund, Inc.; and The AllianceBernstein Portfolios - AllianceBernstein Growth Fund

                                           For        Against      Abstain

    3.i. Exercising Control.               / /        / /          / /

All Funds except AllianceBernstein Blended Styles Series, Inc. - U.S. Large Cap Portfolio; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Quality Bond Portfolio; AllianceBernstein Global Research Growth Fund, Inc.; AllianceBernstein High Yield Fund, Inc.; AllianceBernstein International Growth Fund, Inc.; AllianceBernstein International Research Growth Fund, Inc.; AllianceBernstein Mid-Cap Growth Fund, Inc.; AllianceBernstein Municipal Income Fund, Inc. - All Portfolios; AllianceBernstein Municipal Income Fund II - All Portfolios; The AllianceBernstein Portfolios - AllianceBernstein Growth Fund, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy

                                           For        Against      Abstain
    3.j.  Other Investment Companies.      / /        / /          / /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Balanced Shares, Inc.; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Exchange Reserves; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Global Research Growth Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Multi-Market Strategy Trust, Inc.; and AllianceBernstein Utility Income Fund, Inc.

                                           For        Against      Abstain

    3.k.  Oil, Gas, and Other              / /        / /          / /
          Types of Mineral Leases.

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Balanced Shares, Inc.; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc.; AllianceBernstein Global Technology Fund, Inc.; AllianceBernstein Institutional Funds, Inc. - AllianceBernstein Real Estate Investment Institutional Fund; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Mid-Cap Growth Fund, Inc.; AllianceBernstein Multi-Market Strategy Trust, Inc.; AllianceBernstein Real Estate Investment Fund, Inc.; and AllianceBernstein Utility Income Fund, Inc.

                                           For        Against      Abstain
    3.l.  Purchases of Securities on       / /        / /          / /
          Margin.

All Funds except AllianceBernstein Trust - All Funds; AllianceBernstein Focused Growth and Income Fund, Inc.; AllianceBernstein Global Health Care Fund, Inc.; AllianceBernstein International Growth Fund, Inc; AllianceBernstein International Research Growth Fund, Inc.; and The AllianceBernstein Portfolios - All Funds

                                           For        Against      Abstain

    3.m. Short Sales.                      / /        / /          / /

All Funds except AllianceBernstein Blended Styles Series, Inc. - U.S. Large Cap Portfolio; AllianceBernstein Focused Growth and Income Fund, Inc.; AllianceBernstein Global Health Care Fund, Inc.; AllianceBernstein Global Research Growth Fund, Inc.; AllianceBernstein Global Technology Fund, Inc.; AllianceBernstein International Growth Fund, Inc.; AllianceBernstein International Research Growth Fund, Inc.; and The AllianceBernstein Portfolios - All Funds

                                           For        Against      Abstain
    3.n. Pledging, Hypothecating,          / /        / /          / /
         Mortgaging or Otherwise
         Encumbering Assets.

All Funds except AllianceBernstein Bond Fund, Inc. - AllianceBernstein Quality Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein High Yield Fund, Inc.; AllianceBernstein International Growth Fund, Inc; AllianceBernstein International Research Growth Fund, Inc.; The AllianceBernstein Portfolios - AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Growth Fund, and the AllianceBernstein Tax-Managed Wealth Preservation Strategy; and AllianceBernstein Utility Income Fund, Inc.

                                           For        Against      Abstain

    3.o.  Illiquid and Restricted          / /        / /          / /
          Securities.

AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio; and AllianceBernstein Growth and Income Fund, Inc.

                                           For        Against      Abstain

    3.p. Warrants.                         / /        / /          / /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Balanced Shares, Inc.; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; AllianceBernstein Mid-Cap Growth Fund, Inc.; and AllianceBernstein Multi-Market Strategy Trust, Inc.

                                           For        Against      Abstain

    3.q. Unseasoned Companies.             / /        / /          / /

AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio; AllianceBernstein Balanced Shares, Inc; AllianceBernstein Exchange Reserves; AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; and AllianceBernstein Mid-Cap Growth Fund, Inc.

                                           For        Against      Abstain

    3.r. Requirement to Invest in          / /        / /          / /
         Specific Investments.

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Balanced Shares, Inc., AllianceBernstein Global Technology Fund, Inc.; and AllianceBernstein Large Cap Growth Fund, Inc.

                                           For        Against      Abstain

    3.s.  65% Investment Limitation.       / /        / /          / /

AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio, and AllianceBernstein U.S. Government Portfolio; AllianceBernstein Municipal Income Fund, Inc. - Insured California Portfolio, and Insured National Portfolio; and AllianceBernstein Utility Income Fund, Inc.

                                           For        Against      Abstain

    3.t. Securities of Issuers in which    / /        / /          / /
         Officers, or Directors, or
         Partners Have an Interest.

AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio; AllianceBernstein Balanced Shares, Inc.; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Exchange Reserves;
AllianceBernstein Growth and Income Fund, Inc.; AllianceBernstein Large Cap Growth Fund, Inc.; and AllianceBernstein Mid-Cap Growth Fund, Inc.

                                           For        Against      Abstain

    3.u. Purchasing or Selling             / /        / /          / /
         Securities Through Interested
         Parties.

AllianceBernstein Mid-Cap Growth Fund, Inc.

                                           For        Against      Abstain

    3.v. Option Transactions.              / /        / /          / /

AllianceBernstein Americas Government Income Trust, Inc.; AllianceBernstein Cap Fund, Inc. - Small Cap Growth Portfolio; AllianceBernstein Exchange Reserves; AllianceBernstein Large Cap Growth Fund, Inc.; and AllianceBernstein Municipal Income Fund II - All Portfolios

                                           For        Against      Abstain

    3.w.  Purchasing Voting or Other       / /        / /          / /
          Securities.

AllianceBernstein Emerging Market Debt Fund, Inc.; AllianceBernstein Exchange Reserves; AllianceBernstein Mid-Cap Growth Fund, Inc.; and AllianceBernstein Utility Income Fund, Inc.

                                           For        Against      Abstain

    3.x. Repurchase Agreements.            / /        / /          / /

AllianceBernstein Municipal Income Fund, Inc. - Insured California Portfolio

                                           For        Against      Abstain

    3.y. Transactions Effected Through     / /        / /          / /
         Affiliated Broker-Dealer.

AllianceBernstein Large Cap Growth Fund, Inc.

                                           For        Against      Abstain

    3.z. Special Meetings Called By        / /        / /          / /
         Stockholders.

AllianceBernstein Large Cap Growth Fund, Inc.

                                           For        Against      Abstain

    3.z.1.  Investment Grade Securities.   / /        / /          / /

AllianceBernstein Balanced Shares, Inc.; and AllianceBernstein Growth and Income Fund, Inc.

                                           For        Against      Abstain


    4.a. Approval of the Reclassification  / /        / /          / /
         of a Fund's Fundamental Investment
         Objective as Non-fundamental with
         no Changes to Investment Objective.

AllianceBernstein Trust - All Funds; AllianceBernstein Global Research Growth Fund, Inc.; AllianceBernstein Global Strategic Income Trust, Inc., and AllianceBernstein Multi-Market Strategy Trust, Inc.

    4.b.  The Reclassification as
          Non-fundamental and Changes to
          Specific Funds' Investment Objectives.

                                                                             For              Against            Abstain
1. AllianceBernstein Americas Government Income Trust, Inc.                  / /                / /                / /

2. AllianceBernstein Bond Fund, Inc. - AllianceBernstein                     / /                / /                / /
     Corporate Bond Portfolio

3. AllianceBernstein Bond Fund, Inc. - AllianceBernstein                     / /                / /                / /
     Quality Bond Portfolio

4. AllianceBernstein Bond Fund, Inc. - AllianceBernstein                     / /                / /                / /
     U.S. Government Portfolio

5. AllianceBernstein Emerging Market Debt Fund, Inc.                         / /                / /                / /

6. AllianceBernstein High Yield Fund, Inc                                    / /                / /                / /

7. AllianceBernstein Municipal Income Fund                                   / /                / /                / /
     (All Portfolios except Insured California Portfolio)

   AllianceBernstein Municipal Income Fund II -                              / /                / /                / /
     All Portfolios

8. AllianceBernstein Municipal Income Fund                                   / /                / /                / /
     Insured California Portfolio

9. AllianceBernstein Balanced Shares, Inc.                                   / /                / /                / /

10. AllianceBernstein Cap Fund, Inc. -                                       / /                / /                / /
     AllianceBernstein Small Cap Growth Portfolio

11. AllianceBernstein Focused Growth and Income Fund, Inc                    / /                / /                / /

12. AllianceBernstein Global Health Care Fund, Inc.                          / /                / /                / /

13. AllianceBernstein Growth and Income Fund, Inc.                           / /                / /                / /

14. AllianceBernstein Global Technology Fund, Inc.                           / /                / /                / /

15. AllianceBernstein Institutional Funds, Inc. -                            / /                / /                / /
     AllianceBernstein Real Estate
     Investment Institutional Fund, and

     AllianceBernstein Real Estate Investment Fund, Inc.                     / /                / /                / /

16. AllianceBernstein Large Cap Growth Fund, Inc.                            / /                / /                / /

17. AllianceBernstein Mid-Cap Growth Fund, Inc.                              / /                / /                / /

18. AllianceBernstein Utility Income Fund, Inc.                              / /                / /                / /

19. The AllianceBernstein Portfolios -                                       / /                / /                / /
     AllianceBernstein Growth Fund

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).


00250.0451 #592020